UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8056

Praxis Mutual Funds

(Exact name of registrant as specified in charter)

P.O. Box 483

Goshen, IN 46527

(Address of principal executive offices) (Zip code)

Anthony Zacharski

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 977-2947

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Reports To Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Praxis Mutual Funds

Annual Report

for the 12 months ending Dec. 31, 2013

Praxis Mutual Funds	Class A	Class I
Intermediate Income Fund	MIIAX	MIIIX
International Index Fund	MPLAX	MPLIX
Value Index Fund	MVIAX	MVIIX
Growth Index Fund	MGNDX	MMDEX
Small Cap Fund	MMSCX	MMSIX

Praxis Genesis Portfolios	Class A
Conservative Portfolio	MCONX
Balanced Portfolio	MBAPX
Growth Portfolio	MGAFX

Table of Contents (continued)

Message from the President

Dear Praxis shareholder:

Last year was characterized by steady improvements in U.S. and global economic fundamentals that encouraged investors to embrace equity risk. As a result, returns for stocks across the globe were broadly strong, with U.S. small and large caps leading the way, followed by international developed markets. In contrast, emerging markets stocks fell during the year as investors withdrew money in search of higher returns in the U.S. On the other end of the spectrum, bonds posted their first negative return since 1999, as investors anticipated a shift in Federal Reserve policy leading to higher interest rates.

Of course, the goal of most investors is to achieve a positive return – with success usually measured in annualized percentages. However, a growing number of investors are looking to accomplish more than just a positive return in their portfolios. They’re looking for ways to make a difference through their investments – to improve the quality of life in their local and global communities.

We believe in this very concept at Praxis Mutual Funds – so much so that we approach our investment strategy through stewardship investing, a philosophy of financial decision-making that balances social and financial considerations and is motivated and informed by our company’s faith convictions. Our focus is driven by our core values, which include the need to respect the dignity and value of all people, demonstrate a concern for justice in a global society and work toward environmental sustainability. At Praxis, we apply this approach to all of our mutual funds.

Especially notable is the Praxis Intermediate Income Fund, which holds more than 10 percent of its assets in high social impact bonds. Some of the most notable purchases made by the Fund include:

•	$2.2 million in United States Agency for International Development (USAID) bonds designated for water and wastewater systems in Egypt.

•	A $167,000 bond in NextEra Energy Resources to fund multiple wind energy projects operated by FPL Energy National Wind (a subsidiary of NextEra).

•	An $800,000 bond purchased in Topaz Solar Farms LLC (a subsidiary of MidAmerican Energy Holdings Company) to construct a major solar farm installation in San Luis Obispo County, Calif.

•	A $750,000 bond in the Pelton Round Butte hydro-project, the only hydroelectric project in the U.S. jointly owned by a Native American tribe (the Confederated Tribes of Warm Springs) and a utility (Portland General Electric Company). The agreement protects important Native American cultural resources, and power from the three dams is an important source of income for both partners.

•	$1.5 million U.S. Department of Housing and Urban Development (HUD) bond to help support community development and increase access to affordable housing free from discrimination.

•	$2.5 million in bonds purchased for a green apartment complex in Long Island, N.Y., as part of Fannie Mae’s Multifamily Green Initiative.

•	$1 million in low-income housing bonds issued by the city of Indianapolis, Ind., to help provide financing or financial assistance toward costs of the acquisition, renovation and equipping of an approximately 360-unit multifamily rental housing project.

•	$2 million in the second issue of International Finance Facility for Immunization bonds, funding a program to help save millions of children from preventable diseases.

•	$1 million (in addition to another $1 million through Everence Association) in the latest Green Bond offering from the World Bank, to provide global solutions to climate change, as well as economic opportunities and higher standards of living for people in developing countries.

Message from the President (continued)

We believe we need to be just as concerned about the impact of our investments on others as we are about the financial returns we receive. Looking ahead, we’re excited about where green bonds and other high social impact investments are heading, and we’re glad to be part of it.

In December, the Praxis Board of Trustees recognized the important work of two outgoing board members: Donald Showalter, who was a charter trustee since the formation of Praxis Mutual Funds in 1994; and Bruce Harder, who served from 2000 to 2013. We are profoundly grateful for their contribution and guidance, and wish them well in their retirement from the Board. We also welcome Dwight Short as a new member to the Board. Mr. Short is a retired Merrill Lynch executive with many years of investment experience, and author of several books, including Kingdom Gains: What Every Christian Should Know Before Investing. We look forward to his involvement with Praxis in the years to come.

On the following pages, you will find portfolio managers’ letters and performance reviews for each of the Praxis Mutual Funds. I encourage you to read these letters for further explanation of our investment strategies and perspectives. In addition, you will find an update on our stewardship investing activities. The work we do on your behalf in company screening, shareholder advocacy and community development are reminders that you are investing in what matters.

Thank you for being an investor with Praxis Mutual Funds. We are able to make a lasting impact on the world because of you. We are doing better together – working to improve our world, one investment at a time. We appreciate your support.

Sincerely,

David C. Gautsche

President

Praxis Mutual Funds are advised by Everence Capital Management and distributed through FINRA member BHIL Distributors Inc.

The views expressed are those of the president of Praxis Mutual Funds as of Dec. 31, 2013, are subject to change, and may differ from the views of portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Message from the Director of Stewardship Investing	Annual report to shareholders

New environmental screening policy incorporates climate risks

Over the years, attention has grown around the impact climate change has on our planet, vulnerable populations and growing businesses. As a result, Praxis revamped its environmental screen to address these concerns and incorporate a wealth of new data related to business impact.

The new environmental screen does not avoid all carbon intensive industries, but assesses the environmental impact of companies. Working with the Intangible Value Assessment system built by MSCI ESG Research, Praxis will examine past environmental practices, current carbon emissions and proven ability to track and manage the climate risks faced by the companies. This expands our analysis beyond identifying which companies had environmental accidents or regulatory judgments against them in the past.

The revised environmental screen adds approximately 175 new companies to the international and domestic restricted lists used by the Praxis Mutual Funds. We routinely assess over 8,000 companies globally across the developed and emerging markets, as part of a stewardship investing philosophy that embraces a wide range of environmental, social, and governance concerns.

As we believe it is important to make a difference, not just a statement, when it comes to the challenging issues facing our world, our new environmental screen is just one part of our response to our changing climate. To learn more about our efforts, visit praxismutualfunds.com.

Positive fixed income investing comes of age – and Praxis takes the lead

While traditionally considered an important but quiet corner of the social investment industry, there has been growing attention to the potential for social impact in fixed income funds. Beyond traditional screening, we have had several opportunities in 2013 to purchase competitively-priced bonds that target a range of positive, social or environmental outcomes. This is a trend that fits well with the Praxis stewardship investing philosophy and one that we’ve eagerly embraced.

At the end of 2013, the Praxis Intermediate Income Fund had more than 10 percent of its assets invested in bonds with a positive, targeted social impact. This is in addition to the approximately 1 percent every Fund in the Praxis fund family places in below-market community development investments that benefit vulnerable communities.

From country-level energy and efficiency projects, to global immunization efforts, to medical research, community infrastructure, green buildings, renewable energy and more, the opportunities to invest in making our world a better place are growing rapidly. And Praxis Mutual Funds has become an acknowledged leader in this space, working directly with bond issuers and participating this fall in an invitation-only consultation, hosted by the World Bank, on the rapidly emerging “green bond” industry.

We are excited about these opportunities to help our clients seek to achieve competitive financial returns while making positive investments in our world.

Shareholder advocacy – focused on modern slavery and environmental sustainability

Praxis shareholder advocacy efforts continued to pursue a wide range of topics related to modern slavery and environmental sustainability. One highlight for 2013 includes our work with Hershey as it grows its responsible sourcing capacity.

For the last three years, Praxis has co-led shareholders in working with Hershey – one of the world’s largest chocolatiers – to shape new solutions to this long-standing problem. As an outgrowth of these conversations and Hershey’s ongoing efforts to address these issues, shareholders are seeing the company take numerous critical steps forward, including:

•	Adding staff to its cocoa sustainability and responsible sourcing programs.

•	More visibly collaborating with other companies and governments to address the social side of cocoa.

•	Committing to source 100 percent certified (sustainable and child labor free) cocoa by 2020. Hershey achieved 18 percent certified cocoa by the end of 2013, and is on pace to exceed 40 to 50 percent by the end of 2016.

•	Reaching more farmers in West Africa through Hershey’s CocoaLink and Learn to Grow programs, helping to improve farmer livelihoods and attentiveness to social issues, as well as helping farmers receive certification from certifying organizations.

Message from the Director of Stewardship Investing (continued)	Annual report to shareholders

Certified cocoa is required to meet comprehensive sustainability standards designed to protect the environment, people and communities. Hershey has stated that it intends to use a third-party certification system to ensure its cocoa is grown sustainably and without the use of forced and child labor. As a major chocolate company, we believe Hershey is helping to move the world cocoa market to higher social and environmental standards and transparency.

Praxis Mutual Funds are involved in more than a dozen corporate engagements at any given time. Visit praxismutualfunds.com to learn more about our current shareholder advocacy efforts.

Mark Regier

Director of Stewardship Investing

Everence Financial

Praxis Mutual Funds are advised by Everence Capital Management and distributed through FINRA member BHIL Distributors Inc.

The views expressed are those of the Director of Stewardship Investing as of Dec. 31, 2013, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Intermediate Income Fund

Annual report to shareholders

Portfolio Managers’ Commentary

For the calendar year 2013, the Praxis Intermediate Income Fund’s Class I Shares lost 1.26 percent and the Class A shares (without load) lost 1.65 percent versus the Barclays U.S. Aggregate Bond Index, which lost 2.03 percent.

The Fund and the benchmark were hurt by rising interest rates, which is one of the major risks for an investment grade, fixed income fund. The five-year U.S. Treasury yield rose from 0.72 percent on Dec. 31, 2012, to 1.74 percent on Dec. 31, 2013. With bond coupons at a fixed interest rate, rising interest rates force bond prices to fall to adjust the new yield on the bond to the market’s current interest rate.

While the absolute return was negative, the Fund outperformed its benchmark. Among the positive factors that mitigated the Fund’s loss was its short duration versus its benchmark. Duration measures the percentage change in a bond’s price for a 1 percent change in interest rates. We kept the Fund’s duration shorter than the benchmark’s duration throughout the year, which helped but could not overcome the large increase in interest rates.

Corporate bonds and commercial mortgage backed securities did well as spreads (the yield premium over Treasuries) narrowed. The Fund held more of these than the benchmark. Agency bonds did slightly worse than Treasuries for 2013, which was a slight negative for the fund.

We expect the economy to do better in 2014 than it did in 2013, with a growth rate of 2.25 percent to 2.75 percent versus a preliminary estimate of 1.9 percent in 2013. In addition, the Federal Reserve has announced plans to gradually end the policy of buying large amounts of Treasury bonds and agency mortgage backed securities. We expect this will gradually push interest rates higher in 2014.

In our view, the main driver of this faster growth rate will likely be a strong housing market and fewer reductions in Federal government spending, plus better tax revenues for state and local governments. If these factors are relatively stronger, capital spending by business should improve as well. As always there are risks to this outlook. Among these are declining growth and rising debt in China, the risk of further gridlock in Washington, and a potential adverse market reaction to events in Japan, among others. In general, these risks seem more modest than they have been in the last few years.

We continue to increase the weight in the Fund to bonds that have a positive social impact. The allocation to these positive impact bonds grew from less than 2 percent in 2006 to over 10 percent in 2013. These bonds help to support such areas as affordable housing, renewable energy projects and other “green bonds,” and education, among many others. All of these positive impact bonds meet our risk and return requirements and they also have a positive impact on society.

As we head into 2014, we continue to be focused on mitigating the adverse impact of rising interest rates. While rising interest rates hurt current bond prices, they improve the future income of the Fund as bonds mature, are called, and paydowns occur and the cash is reinvested at higher interest rates. With the short to intermediate duration of the majority of the Fund, this natural turnover will likely allow shareholders to have higher incomes, if interest rates rise as we expect.

Benjamin J. Bailey, CFA®

Praxis Intermediate Income Fund Co-Manager

Everence Financial

Delmar King

Praxis Intermediate Income Fund Co-Manager

Everence Financial

The views expressed are those of the portfolio managers as of Dec. 31, 2013, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Intermediate Income Fund

Performance Review

Growth of $10,000 investment from 12/31/03 to 12/31/13

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 3.75%) of the Fund and Index from 12/31/03 to 12/31/13, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio*** Gross / Net
Intermediate Income Fund
Class A (Without Load)		-1.65%	3.08%	5.16%	4.39%	1.07%	0.98%
Class A *		-5.36%	1.76%	4.37%	3.99%
Class I **	5/1/06	-1.26%	3.50%	5.54%	4.64%	0.58%	0.58%
Barclays Capital Aggregate Bond Index[1]		-2.03%	3.26%	4.44%	4.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A.

**   Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 1/4/94 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

*** Reflects the expense ratios as reported in the Prospectus dated April 30, 2013. Contractual fee waivers are in effect from May 1, 2013 through April 30, 2014 for Class A.

1    Barclay’s Capital Aggregate Bond Index is an unmanaged index composed of the Barclay’s Capital Government/Credit Index and the Barclay’s Capital Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Intermediate Income Fund
December 31, 2013

	PRINCIPAL AMOUNT	FAIR VALUE
ASSET BACKED SECURITIES—4.2%
Ally Auto Receivables Trust, 0.97%, 8/17/15	$418,605	$418,914
Ally Auto Receivables Trust, 0.99%, 11/16/15	806,923	808,521
Ally Auto Receivables Trust, 1.35%, 12/15/15	1,318,346	1,322,157
Beacon Container Finance LLC, 3.72%, 9/20/27(a)	438,826	439,559
Cabela’s Master Credit Card Trust, 0.77%, 6/17/19+(a)	1,000,000	1,006,287
CLI Funding LLC, 2.83%, 3/18/28(a)	925,000	900,555
Cronos Containers Program Ltd., 4.21%, 5/18/27(a)	841,667	846,128
Domino’s Pizza Master Issuer LLC, 5.22%, 1/25/42(a)	973,750	1,032,118
Fairway Outdoor Funding LLC, 4.21%, 10/15/42(a)	484,337	484,710
Global SC Finance SRL, 4.11%, 7/19/27(a)	858,333	864,210
GTP Acquisition Partners I LLC, 4.35%, 6/15/16(a)	800,000	841,970
Honda Auto Receivables Owner Trust, 0.46%, 12/15/14	172,187	172,204
Honda Auto Receivables Owner Trust, 0.88%, 9/21/15	629,195	630,573
Hyundai Auto Receivables Trust, 1.65%, 2/15/17	1,000,000	1,008,756
Nissan Auto Receivables Owner Trust, 1.31%, 9/15/16	1,060,426	1,062,330
SBA Tower Trust, 4.25%, 4/15/15(a)	750,000	759,367
Solarcity LMC Series I LLC, 4.80%, 11/20/38(a)	900,171	883,663
Trinity Rail Leasing LLC, 3.90%, 7/15/43(a)	985,074	985,074
Trip Rail Master Funding LLC, 2.67%, 7/15/41+(a)	711,419	729,903

TOTAL ASSET BACKED SECURITIES		15,196,999

COMMERCIAL MORTGAGE BACKED SECURITIES—4.8%
Bear Stearns Commercial Mortgage Securities, 4.67%, 6/11/41	983,983	1,023,353
Bear Stearns Commercial Mortgage Securities, 4.95%, 2/11/41	14,825	14,822
Bear Stearns Commercial Mortgage Securities, 5.12%, 2/11/41+	1,000,000	1,035,603
Bear Stearns Commercial Mortgage Securities, 5.54%, 9/11/41	2,000,000	2,180,624
Bear Stearns Commercial Mortgage Securities, 5.74%, 9/11/42+	1,000,000	1,128,469
Commercial Mortgage Pass Through Certificates, 2.85%, 10/15/45	1,000,000	937,869
Commercial Mortgage Pass Through Certificates, 3.39%, 5/15/45	1,000,000	985,183
DBUBS Mortgage Trust, 3.74%, 11/10/46(a)	690,635	725,832
FHLMC Multifamily Structured Pass Through Certificates, 5.09%, 3/25/19	1,140,000	1,286,162
JPMorgan Chase Commercial Mortgage Securities Corp., 4.63%, 3/15/46	49,059	49,065
JPMorgan Chase Commercial Mortgage Securities Corp., 4.92%, 10/15/42+	994,162	1,046,680
JPMorgan Chase Commercial Mortgage Securities Corp., 5.13%, 5/15/47	242,493	245,096
JPMorgan Chase Commercial Mortgage Securities Corp., 5.40%, 5/15/45	2,000,000	2,178,882

	PRINCIPAL AMOUNT	FAIR VALUE
COMMERCIAL MORTGAGE BACKED SECURITIES—4.8%, continued
ML-CFC Commercial Mortgage Trust, 5.42%, 8/12/48	$250,000	$262,511
Morgan Stanley Capital I, Inc., 3.88%, 9/15/47(a)	1,000,000	1,050,701
Morgan Stanley Capital I, Inc., 5.81%, 8/12/41+	1,000,000	1,099,521
OBP Depositor LLC Trust, 4.65%, 7/15/45(a)	1,040,000	1,127,842
RBSCF Trust, 5.92%, 2/16/51+(a)	1,050,000	1,147,123
Wachovia Bank Commercial Mortgage Trust, 5.04%, 3/15/42	15,558	15,560

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES		17,540,898

FOREIGN BONDS—0.8%
Arab Republic of Egypt, 4.45%, 9/15/15	2,000,000	2,135,074
Province of Ontario, Canada, 4.10%, 6/16/14	1,000,000	1,017,300

TOTAL FOREIGN BONDS		3,152,374

MUNICIPAL BONDS—3.5%
Bridgeport Connecticut Housing Authority, 1.85%, 12/15/18	335,000	332,176
Cincinnati Ohio Water System Rev., 6.46%, 12/01/34	600,000	648,756
City of Indianapolis IN, 0.63%, 7/01/14	1,000,000	1,000,130
City of Lancaster PA (CIFG), 5.59%, 11/15/34	1,000,000	1,010,650
Columbus Multi-High School Building Corp. Rev., 6.45%, 1/15/30	1,000,000	1,048,560
Findlay City School District, 6.25%, 12/01/37	270,000	269,870
Fort Wayne International Airport Air Trade Center Building Corp., 4.25%, 7/15/16	500,000	519,085
Houston Independent School District, 6.17%, 2/15/34	1,000,000	1,108,120
Indianapolis Industry Multifamily Housing Rev., 0.50%, 7/01/14	1,500,000	1,500,060
Indianapolis Public School Multi-School Building, 5.73%, 7/15/29	1,500,000	1,597,095
LL&P Wind Energy, Inc. (XLCA), 5.73%, 12/01/17(a)	810,000	820,190
New Jersey St Housing and Mortgage Finance, 2.60%, 7/01/23	495,000	487,615
Osceola County Housing Finance Authority Rev., 3.35%, 7/01/23	345,000	345,000
Warm Springs Reservation Confederated Tribe, 8.25%, 11/01/19	990,000	1,108,810
Wisconsin Department of Transportation, 5.84%, 7/01/30	800,000	849,152

TOTAL MUNICIPAL BONDS		12,645,269

CORPORATE BONDS—35.2%
ADVERTISING—0.3%
Omnicom Group, Inc., 6.25%, 7/15/19	1,000,000	1,154,295

AUTO COMPONENTS—0.6%
BorgWarner, Inc., 5.75%, 11/01/16	1,000,000	1,107,975
Delphi Corp., 5.00%, 2/15/23	292,000	300,395
Delphi Corp., 6.13%, 5/15/21	150,000	166,312
TRW Automotive, Inc., 4.50%, 3/01/21(a)	500,000	505,000

		2,079,682

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Intermediate Income Fund
December 31, 2013

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—35.2%, continued
BROADCASTING & CABLE TV—0.3%
Comcast Corp., 5.15%, 3/01/20	$1,000,000	$1,115,569

BUILDING PRODUCTS—0.2%
Masco Corp., 6.13%, 10/03/16	500,000	560,000

CAPITAL MARKETS—0.3%
Raymond James Financial, Inc., 8.60%, 8/15/19	1,000,000	1,257,592

CHEMICALS—0.3%
Methanex Corp., 6.00%, 8/15/15	250,000	267,715
Potash Corp of Saskatchewan, Inc., 5.88%, 12/01/36	840,000	904,192

		1,171,907

COMMERCIAL BANKS—1.0%
JPMorgan Chase Bank NA, 5.88%, 6/13/16	700,000	776,362
Manufacturers & Traders Trust Co., 6.63%, 12/04/17	600,000	694,612
State Street Corp., 7.35%, 6/15/26	1,000,000	1,241,607
Wells Fargo & Co., 3.50%, 3/08/22	887,000	887,234

		3,599,815

COMPUTERS & PERIPHERALS—0.2%
Hewlett-Packard Co., 3.30%, 12/09/16	500,000	523,313
Seagate HDD Cayman, 3.75%, 11/15/18(a)	250,000	252,813

		776,126

CONSTRUCTION MATERIALS—0.3%
Martin Marietta Materials, Inc., 6.60%, 4/15/18	1,000,000	1,136,250

CONSUMER FINANCE—0.6%
Ford Motor Credit Co. LLC, 4.25%, 2/03/17	500,000	537,884
Ford Motor Credit Co. LLC, 7.00%, 4/15/15	1,000,000	1,076,367
Harley-Davidson Financial Services, Inc., 2.70%, 3/15/17(a)	500,000	512,572

		2,126,823

CONTAINERS & PACKAGING—0.1%
Bemis Co., Inc., 5.65%, 8/01/14	500,000	513,965

DIVERSIFIED FINANCIAL SERVICES—2.9%
Bank of America Corp., 1.35%, 11/21/16	1,000,000	999,588
Bank of America Corp., 5.65%, 5/01/18	1,250,000	1,422,836
Citigroup, Inc., 4.45%, 1/10/17	500,000	541,899
Citigroup, Inc., 6.13%, 11/21/17	1,000,000	1,152,709
ERAC USA Finance LLC, 5.90%, 11/15/15(a)	1,000,000	1,089,720
General Electric Capital Corp., 6.15%, 8/07/37	1,000,000	1,166,680
Goldman Sachs Group, Inc., 6.15%, 4/01/18	700,000	802,674
JPMorgan Chase & Co., 4.63%, 5/10/21	500,000	539,001
Morgan Stanley, 5.63%, 9/23/19	1,500,000	1,705,029
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	780,000	1,054,860

		10,474,996

ELECTRIC UTILITIES—3.0%
Consumers Energy Co., 6.70%, 9/15/19	750,000	911,177
ITC Holdings Corp., 5.50%, 1/15/20(a)	500,000	543,871
MidAmerican Energy Co., 6.75%, 12/30/31	1,500,000	1,840,549
Midland Cogeneration Venture LP, 5.25%, 3/15/25(a)	250,000	247,050

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—35.2%, continued
ELECTRIC UTILITIES—3.0%, continued
Oncor Electric Delivery Co. LLC, 6.80%, 9/01/18	$750,000	$881,417
Pennsylvania Electric Co., 5.20%, 4/01/20	500,000	535,522
Portland General Electric Co., 6.10%, 4/15/19	1,100,000	1,297,423
Potomac Edison Co., 5.13%, 8/15/15	1,000,000	1,059,591
Potomac Electric Power Co., 6.50%, 11/15/37	1,000,000	1,240,763
Puget Sound Energy, Inc., 6.74%, 6/15/18	1,000,000	1,171,253
TransAlta Corp., 4.75%, 1/15/15	500,000	518,393
TransAlta Corp., 6.65%, 5/15/18	500,000	564,618

		10,811,627

ELECTRICAL EQUIPMENT—0.2%
Thomas & Betts Corp., 5.63%, 11/15/21	500,000	569,697

FOOD PRODUCTS—0.4%
Bunge Ltd. Finance Corp., 3.20%, 6/15/17	1,000,000	1,028,467
ConAgra Foods, Inc., 4.95%, 8/15/20	500,000	536,797

		1,565,264

FOOD-RETAIL—0.2%
Koninklijke Ahold NV, 7.82%, 1/02/20	617,341	694,509

GAS UTILITIES—0.5%
Indiana Gas Co., Inc., 6.55%, 6/30/28	250,000	278,475
Michigan Consolidated Gas Co., 8.25%, 5/01/14	1,000,000	1,025,090
National Fuel Gas Co., 6.50%, 4/15/18	500,000	572,287

		1,875,852

HEALTH CARE EQUIPMENT & SUPPLIES—0.6%
DENTSPLY International, Inc., 2.75%, 8/15/16	570,000	586,512
Mallinckrodt International Finance SA, 3.50%, 4/15/18(a)	500,000	490,494
Mead Johnson Nutrition Co., 3.50%, 11/01/14	500,000	510,966
Zimmer Holdings, Inc., 4.63%, 11/30/19	500,000	544,638

		2,132,610

HEALTH CARE PROVIDERS & SERVICES—0.7%
Howard Hughes Medical Institute, 3.50%, 9/01/23	1,500,000	1,475,040
Laboratory Corp of America Holdings, 3.13%, 5/15/16	500,000	520,426
McKesson Corp., 6.00%, 3/01/41	474,000	531,418

		2,526,884

HOME BUILDERS—0.1%
DR Horton, Inc., 3.63%, 2/15/18	500,000	507,500

HOTELS, RESTAURANTS & LEISURE—0.6%
Brinker International, Inc., 2.60%, 5/15/18	500,000	492,141
Darden Restaurants, Inc., 3.35%, 11/01/22	1,000,000	860,315
Hyatt Hotels Corp., 3.38%, 7/15/23	1,000,000	916,776

		2,269,232

HOUSEHOLD DURABLES—0.2%
Snap-On, Inc., 4.25%, 1/15/18	500,000	535,630

HOUSEHOLD PRODUCTS—0.1%
Church & Dwight Co., Inc., 3.35%, 12/15/15	500,000	522,198

INDUSTRIAL CONGLOMERATES—0.7%
Cargill, Inc., 7.50%, 9/01/26(a)	1,250,000	1,601,022
Harsco Corp., 5.75%, 5/15/18	750,000	787,167

		2,388,189

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Intermediate Income Fund
December 31, 2013

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—35.2%, continued
INDUSTRIAL MACHINERY—0.3%
Valmont Industries, Inc., 6.63%, 4/20/20	$1,000,000	$1,121,969

INSURANCE—0.9%
Markel Corp., 3.63%, 3/30/23	400,000	376,480
Montpelier Re Holdings Ltd., 4.70%, 10/15/22	250,000	245,299
OneBeacon US Holdings Inc, 4.60%, 11/09/22	1,000,000	981,130
Prudential Financial, Inc., 5.87%, 9/15/42+	500,000	508,125
RLI Corp., 4.88%, 9/15/23	1,000,000	986,978

		3,098,012

INTEGRATED TELECOMMUNICATION SERVICES—0.9%
Frontier Communications Corp., 7.13%, 3/15/19	750,000	808,125
GTE Corp., 6.84%, 4/15/18	1,000,000	1,164,756
Verizon Communications, Inc., 6.00%, 4/01/41	500,000	548,966
Verizon Communications, Inc., 6.55%, 9/15/43	500,000	584,979

		3,106,826

IT SERVICES—1.4%
Broadridge Financial Solutions, Inc., 3.95%, 9/01/20	500,000	503,014
Dun & Bradstreet Corp., 2.88%, 11/15/15	250,000	256,377
Dun & Bradstreet Corp., 4.38%, 12/01/22	1,000,000	964,116
Equifax, Inc., 4.45%, 12/01/14	1,110,000	1,144,783
Moody’s Corp., 5.50%, 9/01/20	1,000,000	1,059,551
Verisk Analytics, Inc., 5.80%, 5/01/21	960,000	1,036,743

		4,964,584

MACHINERY—0.5%
Ingersoll-Rand Global Holding Co. Ltd., 2.88%, 1/15/19(a)	500,000	492,813
Kennametal, Inc., 2.65%, 11/01/19	955,000	929,928
Pall Corp., 5.00%, 6/15/20	500,000	522,220

		1,944,961

MEDIA—0.1%
Time Warner Cable, Inc., 4.50%, 9/15/42	500,000	378,783

METALS & MINING—0.7%
Newcrest Finance Pty Ltd., 4.45%, 11/15/21(a)	1,000,000	831,844
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	705,000	691,548
Teck Resources Ltd., 3.00%, 3/01/19	500,000	501,566
Xstrata Finance Canada Ltd., 3.60%, 1/15/17(a)	500,000	521,535

		2,546,493

MULTI-LINE INSURANCE—1.0%
American International Group, Inc., 3.80%, 3/22/17	1,000,000	1,067,899
Horace Mann Educators Corp., 6.85%, 4/15/16	750,000	815,222
Kemper Corp., 6.00%, 11/30/15	800,000	855,653
Liberty Mutual Group, Inc., 4.95%, 5/01/22(a)	800,000	827,210

		3,565,984

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—35.2%, continued
MULTILINE RETAIL—0.8%
Dollar General Corp., 4.13%, 7/15/17	$700,000	$743,205
Macy’s Retail Holdings, Inc., 9.50%, 4/15/21	675,000	810,269
Wal-Mart Stores, Inc., 7.55%, 2/15/30	1,000,000	1,346,195

		2,899,669

MULTI-UTILITIES—0.2%
Puget Energy, Inc., 5.63%, 7/15/22	750,000	815,628

OFFICE ELECTRONICS—0.1%
Xerox Corp., 2.75%, 3/15/19	500,000	495,550

OFFICE SERVICES & SUPPLIES—0.2%
Steelcase, Inc., 6.38%, 2/15/21	500,000	549,107

OIL, GAS & CONSUMABLE FUELS—1.2%
ConocoPhillips Holding Co., 6.95%, 4/15/29	1,000,000	1,265,377
Continental Resources, Inc., 4.50%, 4/15/23	200,000	202,750
Denbury Resources, Inc., 4.63%, 7/15/23	600,000	541,500
Merey Sweeny LP, 8.85%, 12/18/19(a)	580,667	653,846
Newfield Exploration Co., 7.13%, 5/15/18	500,000	519,250
Pioneer Natural Resources Co., 5.88%, 7/15/16	500,000	554,643
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.83%, 9/30/16(a)	517,000	549,313

		4,286,679

PAPER & FOREST PRODUCTS—0.4%
Domtar Corp., 9.50%, 8/01/16	702,000	827,110
PH Glatfelter Co., 5.38%, 10/15/20	500,000	512,500

		1,339,610

PHARMACEUTICALS—0.1%
AbbVie, Inc., 2.00%, 11/06/18	500,000	494,605

PIPELINES—0.9%
Enbridge Energy Partners LP, 5.20%, 3/15/20	500,000	536,723
Florida Gas Transmission Co. LLC, 4.00%, 7/15/15(a)	1,000,000	1,042,663
Kern River Funding Corp., 6.68%, 7/31/16(a)	579,412	634,918
Texas Gas Transmission LLC, 4.60%, 6/01/15	1,000,000	1,049,099

		3,263,403

PROPERTY & CASUALTY INSURANCE—0.6%
Fidelity National Financial, Inc., 5.50%, 9/01/22	725,000	751,944
Progressive Corp., 6.70%, 6/15/37+	500,000	540,000
W.R.Berkley Corp., 4.63%, 3/15/22	250,000	252,865
W.R.Berkley Corp., 6.15%, 8/15/19	710,000	799,905

		2,344,714

PUBLISHING—0.2%
Washington Post Co., 7.25%, 2/01/19	575,000	683,142

REAL ESTATE INVESTMENT TRUSTS (REITS)—1.6%
ERP Operating LP, 7.13%, 10/15/17	1,104,000	1,292,135
Federal Realty Investment Trust, 5.65%, 6/01/16	625,000	687,524
Health Care REIT, Inc., 4.70%, 9/15/17	718,000	780,464
National Retail Properties, Inc., 3.80%, 10/15/22	250,000	238,178
Pan Pacific Retail Properties, Inc., 5.95%, 6/01/14	1,000,000	1,021,662

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Intermediate Income Fund
December 31, 2013

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—35.2%, continued
REAL ESTATE INVESTMENT TRUSTS (REITS)—1.6%, continued
PPF Funding, Inc., 5.13%, 6/01/15(a)	$750,000	$785,829
ProLogis LP, 6.13%, 12/01/16	1,000,000	1,126,224

		5,932,016

ROAD & RAIL—1.4%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40	1,000,000	1,097,393
Burlington Northern Santa Fe LLC, 7.16%, 1/02/20	929,384	1,070,833
CSX Transportation, Inc., 8.38%, 10/15/14	398,572	420,683
Kansas City Southern de Mexico SA de CV, 2.35%, 5/15/20	500,000	465,811
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.75%, 5/11/17(a)	1,000,000	1,051,972
TTX Co., 4.90%, 3/01/15(a)	1,000,000	1,047,474

		5,154,166

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.6%
Applied Materials, Inc., 7.13%, 10/15/17	500,000	587,187
KLA-Tencor Corp., 6.90%, 5/01/18	1,000,000	1,170,141
Maxim Integrated Products, Inc., 3.38%, 3/15/23	500,000	457,779

		2,215,107

SOFT DRINKS—0.3%
Bottling Group LLC, 5.13%, 1/15/19	1,000,000	1,129,167

SOFTWARE—0.1%
Symantec Corp., 2.75%, 6/15/17	500,000	505,369

SPECIALTY RETAIL—0.7%
Advance Auto Parts, Inc., 4.50%, 1/15/22	402,000	407,926
Ethan Allen Global, Inc., 5.38%, 10/01/15	500,000	517,500
O’Reilly Automotive, Inc., 3.80%, 9/01/22	1,000,000	965,117
Staples, Inc., 2.75%, 1/12/18	580,000	588,123

		2,478,666

SUPRANATIONAL—3.0%
African Development Bank, 0.75%, 10/18/16	1,000,000	997,840
European Bank for Reconstruction & Development, 1.63%, 4/10/18	500,000	500,838
International Bank for Reconstruction & Development, 0.38%, 8/24/15	1,000,000	1,000,001
International Finance Corp., 0.50%, 5/16/16	3,250,000	3,243,763
International Finance Corp., 0.63%, 11/15/16	2,000,000	1,991,078
International Finance Corp., 2.25%, 4/28/14	1,000,000	1,006,369
International Finance Facility for Immunisation, 0.43%, 7/05/16+(a)	2,000,000	1,999,983

		10,739,872

TECHNOLOGY DISTRIBUTORS—0.2%
Arrow Electronics, Inc., 3.00%, 3/01/18	165,000	165,085
Arrow Electronics, Inc., 3.38%, 11/01/15	500,000	517,441

		682,526

TEXTILES, APPAREL & LUXURY GOODS—0.2%
Hanesbrands, Inc., 6.38%, 12/15/20	545,000	595,412

TRANSPORTATION SERVICES—0.2%
Golden State Petroleum Transport Corp., 8.04%, 2/01/19	654,917	556,239

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—35.2%, continued
TRUCK MANUFACTURERS—0.2%
PACCAR, Inc., 6.88%, 2/15/14	$760,000	$765,515

TRUCKING—0.3%
JB Hunt Transport Services, Inc., 3.38%, 9/15/15	1,000,000	1,035,899

UTILITIES—1.5%
FPL Energy American Wind LLC, 6.64%, 6/20/23(a)	284,495	278,483
FPL Energy National Wind LLC, 5.61%, 3/10/24(a)	101,578	99,428
Harper Lake Solar Funding Corp., 7.65%, 12/31/18(a)	796,636	835,813
LS Power Funding Corp., 8.08%, 12/30/16	310,145	332,953
Midland Cogeneration Venture LP, 6.00%, 3/15/25(a)	630,111	648,763
Salton Sea Funding Corp., 7.48%, 11/30/18	621,944	635,764
Solar Star Funding LLC, 5.38%, 6/30/35(a)	500,000	477,300
SteelRiver Transmission Co. LLC, 4.71%, 6/30/17(a)	746,118	768,418
Tenaska Virginia Partners LP, 6.12%, 3/30/24(a)	442,655	478,543
Topaz Solar Farms LLC, 5.75%, 9/30/39(a)	800,000	801,606

		5,357,071

TOTAL CORPORATE BONDS		127,412,956

CORPORATE NOTES—1.1%
COMMUNITY DEVELOPMENT—1.1%
Everence Community Investment, Inc., 1.00%, 12/15/15+(b)	1,340,000	1,343,060
Everence Community Investment, Inc., 1.50%, 12/15/14+(b)	1,227,500	1,236,042
Everence Community Investment, Inc., 1.50%, 12/15/16+(b)	1,307,500	1,316,985

TOTAL CORPORATE NOTES		3,896,087

U.S. GOVERNMENT AGENCIES—45.0%
FEDERAL FARM CREDIT BANK—0.6%
4.88%, 12/16/15	2,000,000	2,173,960

FEDERAL HOME LOAN BANK—3.0%
3.38%, 6/12/20	1,000,000	1,047,685
5.00%, 11/17/17	2,000,000	2,282,346
5.50%, 7/15/36	6,570,000	7,600,419

		10,930,450

FEDERAL HOME LOAN MORTGAGE CORP.—21.4%
1.25%, 10/02/19	2,710,000	2,567,283
1.38%, 5/01/20	4,000,000	3,750,056
2.36%, 5/01/34+	251,085	266,423
2.36%, 5/01/34+	138,046	146,478
2.38%, 1/13/22	6,460,000	6,175,534
2.50%, 10/01/27	1,700,145	1,686,860
3.00%, 11/01/32	1,850,868	1,828,207
3.00%, 11/01/32	2,772,859	2,738,910
3.00%, 5/01/43	2,927,195	2,776,622
3.50%, 10/01/41	1,512,827	1,502,761
3.50%, 2/01/42	2,207,109	2,192,423
3.50%, 6/01/42	2,421,693	2,405,580
3.50%, 6/01/42	2,421,292	2,405,182

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Intermediate Income Fund
December 31, 2013

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. GOVERNMENT AGENCIES—45.0%, continued
FEDERAL HOME LOAN MORTGAGE CORP.—21.4%, continued
3.50%, 8/01/42	$2,696,517	$2,678,575
3.75%, 3/27/19	3,020,000	3,291,706
4.00%, 11/01/24	1,381,461	1,458,712
4.00%, 10/01/25	577,417	609,865
4.00%, 10/01/41	1,524,155	1,566,553
4.00%, 2/01/42	905,935	931,103
4.50%, 6/01/18	242,052	256,536
4.50%, 10/01/35	700,333	742,340
4.50%, 6/01/39	1,021,788	1,081,349
4.50%, 7/01/39	1,154,780	1,222,968
4.50%, 11/01/39	1,145,509	1,213,200
4.50%, 9/01/40	1,542,388	1,634,327
4.50%, 5/01/41	2,964,580	3,141,840
4.88%, 6/13/18	6,200,000	7,045,079
5.00%, 4/01/19	166,999	176,864
5.00%, 12/01/21	320,407	345,931
5.00%, 7/01/35	323,079	348,913
5.00%, 3/01/38	1,168,583	1,258,583
5.00%, 6/01/39	1,725,190	1,859,366
5.00%, 9/01/41	1,642,816	1,794,785
5.50%, 7/18/16	3,500,000	3,926,951
5.50%, 4/01/22	173,912	189,059
5.50%, 11/01/33	122,424	134,815
5.50%, 3/01/36	176,259	192,543
5.50%, 6/01/36	290,799	317,849
5.50%, 12/01/36	277,892	302,930
6.00%, 9/01/17	152,134	160,712
6.00%, 4/01/27	413,434	457,949
6.00%, 6/01/36	245,777	273,966
6.00%, 8/01/37	168,795	186,271
6.25%, 7/15/32	6,000,000	7,590,054
7.00%, 2/01/30	157,188	176,016
7.00%, 3/01/31	133,682	155,786
7.50%, 7/01/30	276,748	318,100

		77,483,915

FEDERAL NATIONAL MORTGAGE ASSOCIATION—18.8%
1.13%, 4/27/17	2,000,000	2,007,780
1.63%, 10/26/15	3,600,000	3,678,664
1.82%, 2/01/34+	177,900	179,060
2.19%, 1/01/23	2,000,000	1,850,129
2.33%, 5/01/34+	186,487	197,149
2.39%, 6/01/33+	80,087	81,851
2.50%, 5/01/37+	319,946	340,535
2.50%, 9/01/27	2,155,793	2,140,953
2.50%, 11/01/27	3,014,575	2,997,332
2.50%, 1/01/28	2,013,185	1,994,744
3.00%, 12/01/32	2,784,527	2,743,436
3.00%, 6/01/42	2,927,695	2,782,443
3.00%, 8/01/42	2,674,157	2,541,662
3.00%, 8/01/42	2,644,140	2,513,194
3.50%, 7/01/20	790,245	830,544
3.50%, 10/01/25	539,475	564,543
3.50%, 2/01/41	1,805,992	1,796,096
4.00%, 3/01/26	1,790,179	1,897,948
4.00%, 12/01/40	1,959,201	2,018,294
4.00%, 1/01/41	1,406,654	1,448,817
4.00%, 10/01/41	1,289,357	1,328,199

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. GOVERNMENT AGENCIES—45.0%, continued
FEDERAL NATIONAL MORTGAGE ASSOCIATION—18.8%, continued
4.00%, 11/01/41	$1,165,575	$1,200,735
4.00%, 12/01/41	1,620,051	1,668,966
4.38%, 10/15/15	4,700,000	5,031,350
4.50%, 9/01/40	1,004,673	1,064,870
4.50%, 10/01/40	1,038,634	1,100,406
5.00%, 4/15/15	5,500,000	5,833,311
5.00%, 2/13/17	1,800,000	2,025,650
5.00%, 7/01/18	161,297	171,882
5.00%, 9/01/18	264,407	281,376
5.00%, 4/01/25	317,505	344,535
5.00%, 7/01/25	252,946	274,499
5.00%, 10/01/25	322,554	349,890
5.00%, 10/01/35	440,019	477,483
5.50%, 6/01/22	279,126	304,857
5.50%, 11/01/25	97	108
5.50%, 2/01/34	173,165	190,453
5.50%, 1/01/35	311,835	342,817
5.50%, 10/01/35	479,745	527,394
5.50%, 6/01/36	127,768	140,421
5.50%, 11/01/36	268,923	295,181
5.63%, 7/15/37	6,000,000	7,128,954
6.00%, 10/01/33	105,713	118,658
6.00%, 11/01/34	391,732	439,577
6.00%, 10/01/35	233,671	262,248
6.00%, 6/01/36	164,577	182,062
6.63%, 11/15/30	1,750,000	2,276,361
7.00%, 7/01/15	938	941
7.00%, 11/01/19	27,819	29,507
7.00%, 11/01/19	17,867	19,232
8.50%, 9/01/26	99,289	112,193

		68,129,290

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION—0.2%
1.63%, 1/20/34+	106,845	110,829
5.50%, 10/20/38	136,773	144,977
6.50%, 11/20/38	42,767	44,953
6.75%, 4/15/16	15,401	15,909
7.00%, 12/20/30	43,875	51,658
7.00%, 10/20/31	31,931	37,246
7.00%, 3/20/32	103,868	122,287

		527,859

OVERSEAS PRIVATE INVESTMENT CORP.—0.5%
3.54%, 6/15/30	970,589	972,688
3.82%, 6/01/33	1,000,000	980,490

		1,953,178

SMALL BUSINESS ADMINISTRATION—0.1%
0.60%, 2/25/32+	447,801	445,264

U.S. DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT—0.4%
1.80%, 8/01/14	1,440,000	1,453,782

TOTAL U.S. GOVERNMENT AGENCIES		163,097,698

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Intermediate Income Fund
December 31, 2013

	SHARES	FAIR VALUE
INVESTMENT COMPANY—1.1%
MUTUAL FUND—1.1%
Pax World High Yield Bond Fund, Individual Investor Class	530,984	$4,003,618

TOTAL INVESTMENTS (Cost* $342,191,406)—95.7%		$346,945,899
Other assets in excess of liabilities—4.3%		15,432,126

NET ASSETS—100%		$362,378,025

+	Variable rate security. Rates presented are the rates in effect at December 31, 2013.
(a)	144a security is restricted as to resale to institutional investors. These securities were deemed liquid under guidelines established by the Board of Trustees. At December 31, 2013, these securities were valued at $34,715,528 or 9.6% of net assets.
(b)	Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been fair valued by the Pricing Committee and have been deemed illiquid under guidelines established by the Board of Trustees:

Security	Yield	Principal Amount	Acquisition Date
Everence Community Investment, Inc.	1.00%	$1,340,000	12/2009
Everence Community Investment, Inc.	1.50%	1,227,500	12/2009
Everence Community Investment, Inc.	1.50%	1,307,500	12/2009

At December 31, 2013, these securities had an aggregate market value of $3,896,087, representing 1.1% of net assets.

*	Represents cost for financial reporting purposes.

CIFG	—	CDC IXIS Financial Guaranty
Rev.	—	Revenue
XLCA	—	XL Capital Assurance, Inc.
REIT	—	Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis International Index Fund

Annual report to shareholders

Portfolio Managers’ Commentary

Foreign equity markets continued to surge in 2013. The MSCI All Country World ex U.S. Index posted a return of 15.29 percent for the year. The Praxis International Index Fund Class A Shares (without load) closely tracked the index and posted a gain of 13.86 percent.

The Praxis International Index Fund seeks to generate performance that reflects the performance of both foreign developed and emerging equity markets, as measured by the MSCI All Country World ex U.S. Index, the Fund’s benchmark index. The Fund is constructed using optimization techniques to have characteristics similar to the benchmark index. Limitations due to the screens and the lower number of holdings versus the benchmark are expected to cause the Fund’s performance to deviate from the benchmark over short periods of time, but the goal over long periods of time is for the Fund to perform in line with the benchmark before fees.

During the period, these factors, including a difference in timing between the pricing of the securities held by the Fund and the benchmark, had a small positive contribution to the Fund’s returns. However, the results were consistent with our forecasted tracking error – a measure of variability of relative returns – for a fund subject to the constraints we discussed above.

Ran Leshem

Praxis International Index Fund Co-Manager

Aperio Group LLC

Patrick Geddes

Praxis International Index Fund Co-Manager

Aperio Group LLC

The views expressed are those of the Portfolio Managers as of Dec. 31, 2013, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis International Index Fund

Performance Review

Growth of $10,000 investment from 12/31/10 to 12/31/13

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/10 to 12/31/13, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Since Inception	Expense Ratio** Gross / Net
International Index Fund
Class A (Without Load)	12/31/10	13.86%	3.37%	3.37%	1.73%	1.73%
Class A *	12/31/10	7.93%	1.54%	1.54%
Class I	12/31/10	14.68%	4.13%	4.13%	0.84%	0.84%
MSCI All Country World Index ex-US1		15.29%	5.14%	5.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2013. Contractual fee waivers are in effect from May 1, 2013 through April 30, 2014 for Class A.

1     The MSCI All Country World Index ex-US is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The index includes both developed and emerging markets.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis International Index Fund
December 31, 2013

	SHARES	FAIR VALUE
COMMON STOCKS—99.0%
AUSTRALIA—5.6%
BANKS—0.2%
Commonwealth Bank of Australia	3,955	$274,744

BIOTECHNOLOGY—0.2%
CSL Ltd.	2,979	183,430
CSL Ltd.- ADR	6,332	194,836

		378,266

CAPITAL MARKETS—0.1%
Macquarie Group Ltd.	437	21,448
Macquarie Group Ltd.- ADR	2,747	126,380

		147,828

CHEMICALS—0.2%
Orica Ltd.	19,480	415,013

COMMERCIAL BANKS—2.2%
Australia & New Zealand Banking Group Ltd.	6,107	175,748
Australia & New Zealand Banking Group Ltd.- ADR	36,061	1,040,360
Commonwealth Bank of Australia- ADR	613	42,593
National Australia Bank Ltd.	4,644	144,427
National Australia Bank Ltd.- ADR	28,593	887,813
Westpac Banking Corp.	4,051	117,123
Westpac Banking Corp.- ADR	43,855	1,273,988

		3,682,052

CONTAINERS & PACKAGING—0.1%
Amcor Ltd.	3,344	31,501
Amcor Ltd.- ADR	3,500	152,950

		184,451

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Telstra Corp. Ltd.	8,647	40,535
Telstra Corp. Ltd.- ADR	10,910	255,730

		296,265

FOOD & STAPLES RETAILING—0.2%
Wesfarmers Ltd.	7,898	310,576

INSURANCE—0.3%
Suncorp Group Ltd.	46,152	539,839

METALS & MINING—1.3%
Alumina Ltd.- ADR(a)	41,858	165,758
BHP Billiton Ltd.- ADR	29,852	2,035,906
Newcrest Mining Ltd.- ADR	15,942	112,232

		2,313,896

OIL, GAS & CONSUMABLE FUELS—0.5%
Origin Energy Ltd.	43,674	548,681
Woodside Petroleum Ltd.	3,151	109,446
Woodside Petroleum Ltd.- ADR	5,235	181,780

		839,907

REAL ESTATE INVESTMENT TRUSTS (REITS)—0.1%
Shopping Centres Australasia Property Group REIT	1	2
Westfield Group REIT	20,433	184,088

		184,090

	SHARES	FAIR VALUE
COMMON STOCKS—99.0%, continued
AUSTRALIA—5.6%, continued
TRANSPORTATION INFRASTRUCTURE—0.0%**
Sydney Airport	463	$1,573

		9,568,500

AUSTRIA—0.1%
COMMERCIAL BANKS—0.1%
Erste Group Bank AG	757	26,379
Erste Group Bank AG- ADR	12,078	212,573

		238,952

BELGIUM—0.3%
FOOD & STAPLES RETAILING—0.3%
Colruyt SA	2,958	165,133
Delhaize Group SA	1,156	68,701
Delhaize Group SA- ADR	5,575	331,267

		565,101

BERMUDA—0.3%
ENERGY EQUIPMENT & SERVICES—0.3%
Seadrill Ltd.	13,733	564,152

BRAZIL—2.4%
BANKS—0.2%
Banco Bradesco SA- ADR	29,175	365,563

BEVERAGES—0.2%
AMBEV SA- ADR	51,940	381,759

CHEMICALS—0.1%
Braskem SA- ADR(a)	7,600	135,660

COMMERCIAL BANKS—0.1%
Itau Unibanco Holding SA- ADR	17,233	233,852

ELECTRIC UTILITIES—0.1%
Cia Energetica de Minas Gerais- ADR	14,523	113,134

FOOD & STAPLES RETAILING—0.1%
Cia Brasileira de Distribuicao Grupo Pao de Acucar- ADR	5,510	246,132

FOOD PRODUCTS—0.2%
BRF SA- ADR	16,910	352,912

METALS & MINING—0.7%
Cia Siderurgica Nacional SA- ADR	57,569	356,928
Gerdau SA- ADR	26,820	210,269
Vale SA- ADR	39,675	605,043

		1,172,240

OIL, GAS & CONSUMABLE FUELS—0.5%
Petroleo Brasileiro SA- ADR	40,639	560,005
Ultrapar Participacoes SA- ADR	12,325	291,486

		851,491

WATER UTILITIES—0.2%
Cia de Saneamento Basico do Estado de Sao Paulo- ADR	26,970	305,840

		4,158,583

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2013

	SHARES	FAIR VALUE
COMMON STOCKS—99.0%, continued
CANADA—7.2%
AUTO COMPONENTS—0.3%
Magna International, Inc.	5,715	$468,973

CHEMICALS—0.7%
Agrium, Inc.	3,522	322,192
Methanex Corp.	7,953	471,136
Potash Corp of Saskatchewan, Inc.	10,495	345,915

		1,139,243

COMMERCIAL BANKS—2.1%
Bank of Montreal	7,625	508,283
Bank of Nova Scotia	12,310	769,991
Canadian Imperial Bank of Commerce	5,717	488,289
Royal Bank of Canada	13,414	901,823
Toronto-Dominion Bank	9,118	859,280

		3,527,666

HOTELS, RESTAURANTS & LEISURE—0.3%
Tim Hortons, Inc.	8,185	477,840

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.1%
TransAlta Corp.	9,461	119,965

INSURANCE—0.4%
Manulife Financial Corp.	17,556	346,380
Sun Life Financial, Inc.	9,109	321,821

		668,201

MEDIA—0.2%
Shaw Communications, Inc., Class B	12,864	313,110

METALS & MINING—0.5%
Barrick Gold Corp.	13,544	238,781
Goldcorp, Inc.	9,048	196,070
Teck Resources Ltd., Class B	16,007	416,342

		851,193

OIL, GAS & CONSUMABLE FUELS—1.6%
Advantage Oil & Gas Ltd.(a)	18,950	82,243
Canadian Natural Resources Ltd.	15,131	512,033
Cenovus Energy, Inc.	12,145	347,954
Enbridge, Inc.	16,308	712,334
Encana Corp.	15,181	274,017
Suncor Energy, Inc.	16,176	566,969
Talisman Energy, Inc.	19,045	221,874

		2,717,424

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.2%
Brookfield Asset Management, Inc., Class A	11,557	448,758

ROAD & RAIL—0.8%
Canadian National Railway Co.	12,210	696,214
Canadian Pacific Railway Ltd.	5,165	781,568

		1,477,782

		12,210,155

CHILE—0.5%
AIRLINES—0.3%
Latam Airlines Group SA- ADR	26,658	434,792

BEVERAGES—0.1%
Embotelladora Andina SA, Class B- ADR	6,720	189,773

	SHARES	FAIR VALUE
COMMON STOCKS—99.0%, continued
CHILE—0.5%, continued
CHEMICALS—0.1%
Sociedad Quimica y Minera de Chile SA- ADR	8,470	$219,203

		843,768

CHINA—3.2%
AIRLINES—0.1%
China Southern Airlines Co. Ltd.- ADR	5,546	109,478

CHEMICALS—0.1%
Sinopec Shanghai Petrochemical Co. Ltd.- ADR	7,041	200,950

COMMERCIAL BANKS—0.5%
China Construction Bank Corp.- ADR	59,876	908,918

COMPUTERS & PERIPHERALS—0.1%
Lenovo Group Ltd.- ADR	9,860	240,880

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
China Telecom Corp. Ltd.- ADR	6,115	309,235

INSURANCE—0.6%
China Life Insurance Co. Ltd.- ADR	22,204	1,049,139

INTERNET SOFTWARE & SERVICES—0.9%
Tencent Holdings Ltd.- ADR	23,026	1,483,335

MULTI-LINE INSURANCE—0.2%
Ping An Insurance Group Co. of China Ltd.- ADR	15,855	285,866

OIL, GAS & CONSUMABLE FUELS—0.4%
CNOOC Ltd.- ADR	3,726	699,221

ROAD & RAIL—0.1%
Guangshen Railway Co. Ltd.- ADR	8,797	203,211

		5,490,233

COLOMBIA—0.5%
COMMERCIAL BANKS—0.2%
BanColombia SA- ADR	7,754	380,101

OIL, GAS & CONSUMABLE FUELS—0.3%
Ecopetrol SA- ADR	10,323	396,919

		777,020

DENMARK—0.7%
COMMERCIAL BANKS—0.1%
Danske Bank A/S(a)	3,457	79,305
Danske Bank A/S- ADR(a)	6,614	76,193

		155,498

PHARMACEUTICALS—0.6%
Novo Nordisk A/S- ADR	5,702	1,053,502

		1,209,000

FINLAND—0.4%
COMMUNICATIONS EQUIPMENT—0.1%
Nokia OYJ- ADR(a)	27,613	223,942

MACHINERY—0.1%
Kone OYJ, Class B	3,606	162,713

PAPER & FOREST PRODUCTS—0.2%
Stora Enso OYJ- ADR	32,308	324,695

		711,350

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2013

	SHARES	FAIR VALUE
COMMON STOCKS—99.0%, continued
FRANCE—6.7%
AUTO COMPONENTS—0.5%
Cie Generale des Etablissements Michelin- ADR	25,215	$538,340
Cie Generale des Etablissements Michelin, Class B	1,074	114,137
Valeo SA- ADR	4,352	242,015

		894,492

CAPITAL GOODS—0.4%
Cie de Saint-Gobain	11,742	645,735

COMMERCIAL BANKS—0.9%
BNP Paribas SA- ADR	26,450	1,036,840
Credit Agricole SA(a)	5,199	66,552
Credit Agricole SA- ADR(a)	14,211	91,234
Societe Generale SA- ADR	36,300	422,859

		1,617,485

CONSTRUCTION & ENGINEERING—0.3%
Bouygues SA	956	36,062
Vinci SA- ADR	30,694	505,223

		541,285

CONSTRUCTION MATERIALS—0.1%
Lafarge SA	430	32,222
Lafarge SA- ADR	6,876	128,719

		160,941

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
Orange SA- ADR	17,186	212,247
Vivendi SA	9,270	244,279

		456,526

ELECTRICAL EQUIPMENT—0.6%
Legrand SA	17,254	950,877

ENERGY EQUIPMENT & SERVICES—0.4%
CGG SA(a)	670	11,595
CGG SA- ADR(a)	12,244	212,433
Technip SA- ADR	21,292	514,415

		738,443

FOOD & STAPLES RETAILING—0.3%
Carrefour SA	1,523	60,362
Carrefour SA- ADR	49,035	386,396

		446,758

FOOD PRODUCTS—0.6%
Danone- ADR	70,005	1,016,473

HEALTH CARE EQUIPMENT & SUPPLIES—0.3%
Essilor International SA	4,503	478,732
Essilor International SA- ADR	952	50,961

		529,693

INSURANCE—0.4%
AXA SA- ADR	24,952	695,911

MEDIA—0.4%
Publicis Groupe SA- ADR	26,260	603,192

	SHARES	FAIR VALUE
COMMON STOCKS—99.0%, continued
FRANCE—6.7%, continued
MULTI-UTILITIES—0.4%
GDF Suez	2,524	$59,358
GDF Suez- ADR	17,681	418,509
Veolia Environnement SA	3,865	63,034
Veolia Environnement SA- ADR	8,771	143,494

		684,395

PERSONAL PRODUCTS—0.6%
L’Oreal SA	382	67,109
L’Oreal SA- ADR	25,935	911,615

		978,724

SOFTWARE—0.2%
Dassault Systemes- ADR	3,112	386,822

		11,347,752

GERMANY—6.7%
AIR FREIGHT & LOGISTICS—0.2%
Deutsche Post AG	10,161	370,430

AIRLINES—0.1%
Deutsche Lufthansa AG- ADR(a)	10,201	218,159

AUTOMOBILES—0.6%
Bayerische Motoren Werke AG- ADR	27,692	1,091,896

CAPITAL MARKETS—0.2%
Deutsche Bank AG	6,576	317,226

CHEMICALS—0.9%
BASF SE- ADR	13,580	1,463,788

DIVERSIFIED FINANCIALS—0.2%
Deutsche Boerse AG	2,890	239,341
Deutsche Boerse AG- ADR	15,060	124,245

		363,586

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
Deutsche Telekom AG- ADR	26,454	456,596

HEALTH CARE PROVIDERS & SERVICES—0.5%
Fresenius Medical Care AG & Co. KGaA- ADR	17,810	633,680
Fresenius SE & Co. KGaA	956	146,773

		780,453

INSURANCE—1.1%
Allianz SE- ADR	57,890	1,049,546
Muenchener Rueckversicherungs AG- ADR	18,890	420,076
Muenchener Rueckversicherungs Gesellschaft AG	1,682	370,575

		1,840,197

MULTI-UTILITIES—0.2%
RWE AG	2,125	77,776
RWE AG- ADR	5,585	205,528

		283,304

PHARMACEUTICALS—0.8%
Bayer AG- ADR	9,398	1,334,516

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.1%
Infineon Technologies AG- ADR	12,109	131,019

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2013

	SHARES	FAIR VALUE
COMMON STOCKS—99.0%, continued
GERMANY—6.7%, continued
SOFTWARE—0.6%
SAP AG- ADR	12,252	$1,067,639

TEXTILES, APPAREL & LUXURY GOODS—0.5%
Adidas AG	1,323	168,610
Adidas AG- ADR	9,964	639,988
Puma SE	285	92,137

		900,735

TRADING COMPANIES & DISTRIBUTORS—0.1%
Brenntag AG	1,173	217,446

TRUCKING—0.3%
Deutsche Post AG- ADR	14,832	544,334

		11,381,324

HONG KONG—2.8%
COMMERCIAL BANKS—0.2%
BOC Hong Kong Holdings Ltd.	59,500	190,678
BOC Hong Kong Holdings Ltd.- ADR	1,754	113,168

		303,846

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
China Unicom Hong Kong Ltd.- ADR	24,284	365,717

ELECTRIC UTILITIES—0.1%
Cheung Kong Infrastructure Holdings Ltd.	32,000	202,004

INDUSTRIAL CONGLOMERATES—0.2%
Jardine Matheson Holdings Ltd.	751	39,285
Jardine Matheson Holdings Ltd.- ADR	3,618	191,066

		230,351

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.3%
Hang Lung Properties Ltd.	23,000	72,669
Hang Lung Properties Ltd.- ADR	4,159	65,421
Henderson Land Development Co. Ltd.	8,800	50,217
Sun Hung Kai Properties Ltd.	11,000	139,516
Sun Hung Kai Properties Ltd.- ADR	22,014	279,358
Swire Pacific Ltd., Series A	6,500	76,197
Swire Pacific Ltd., Series A- ADR	32,051	375,317
Swire Properties Ltd.	150	379
Wharf Holdings Ltd.	150,000	1,147,106

		2,206,180

SPECIALTY RETAIL—0.0%**
Esprit Holdings Ltd.(a)	2,500	4,817
Esprit Holdings Ltd.- ADR(a)	4,499	17,276

		22,093

TELECOMMUNICATION SERVICES—0.7%
China Mobile Ltd.- ADR	23,349	1,220,919

TEXTILES, APPAREL & LUXURY GOODS—0.1%
Li & Fung Ltd.	122,000	157,332
Li & Fung Ltd.- ADR	12,287	31,332

		188,664

		4,739,774

	SHARES	FAIR VALUE
COMMON STOCKS—99.0%, continued
HUNGARY—0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
Magyar Telekom Telecommunications plc- ADR	11,582	$83,738

OIL, GAS & CONSUMABLE FUELS—0.0%**
MOL Hungarian Oil & Gas plc- ADR	796	26,722

		110,460

INDIA—1.6%
BANKS—0.2%
ICICI Bank Ltd.- ADR	7,885	293,085

COMMERCIAL BANKS—0.3%
HDFC Bank Ltd.- ADR	16,597	571,601

IT SERVICES—0.6%
Infosys Ltd.- ADR	7,688	435,141
Wipro Ltd.- ADR	42,991	541,257

		976,398

METALS & MINING—0.2%
Sesa Sterlite Ltd.- ADR	31,574	415,514

PHARMACEUTICALS—0.3%
Dr. Reddy’s Laboratories Ltd.- ADR	10,846	445,011

		2,701,609

INDONESIA—0.5%
COMMERCIAL BANKS—0.2%
PT Bank Mandiri- ADR	49,403	319,143

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Telekomunikasi Indonesia Persero Tbk PT- ADR	11,564	414,569

MACHINERY—0.1%
United Tractors Tbk PT- ADR	3,369	106,326

		840,038

IRELAND—1.0%
COMMERCIAL SERVICES & SUPPLIES—0.5%
Experian plc	3,191	58,866
Experian plc- ADR	37,268	686,849

		745,715

CONSTRUCTION MATERIALS—0.2%
CRH plc- ADR	15,719	401,620

PHARMACEUTICALS—0.3%
Shire plc- ADR	3,634	513,448

		1,660,783

ISRAEL—0.3%
PHARMACEUTICALS—0.2%
Teva Pharmaceutical Industries Ltd.- ADR	10,330	414,026

SOFTWARE—0.1%
Check Point Software Technologies Ltd.(a)	2,576	166,204

		580,230

ITALY—1.6%
BANKS—0.2%
UniCredit SpA	48,046	355,601

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2013

	SHARES	FAIR VALUE
COMMON STOCKS—99.0%, continued
ITALY—1.6%, continued
COMMERCIAL BANKS—0.1%
Intesa Sanpaolo SpA	59,272	$146,284
Intesa Sanpaolo SpA- ADR	5,976	89,341

		235,625

ELECTRIC UTILITIES—0.0%**
Enel SpA	9,543	41,669

INSURANCE—0.2%
Assicurazioni Generali SpA	16,056	377,709

OIL, GAS & CONSUMABLE FUELS—0.6%
ENI SpA- ADR	19,027	922,619

TEXTILES, APPAREL & LUXURY GOODS—0.3%
Luxottica Group SpA- ADR	8,604	463,928

TRANSPORTATION INFRASTRUCTURE—0.2%
Atlantia SpA	13,863	311,053

		2,708,204

JAPAN—15.1%
AUTO COMPONENTS—0.6%
Bridgestone Corp.	4,656	175,965
Bridgestone Corp.- ADR	16,204	309,529
Denso Corp.	5,900	310,939
Denso Corp.- ADR	6,048	159,970

		956,403

AUTOMOBILES—2.1%
Honda Motor Co. Ltd.- ADR	24,950	1,031,683
Nissan Motor Co. Ltd.- ADR	26,653	447,770
Toyota Motor Corp.- ADR	17,148	2,090,684

		3,570,137

BUILDING PRODUCTS—0.1%
Asahi Glass Co. Ltd.	3,000	18,631
Asahi Glass Co. Ltd.- ADR	21,219	131,345

		149,976

CAPITAL GOODS—0.2%
Makita Corp.	600	31,450
Makita Corp.- ADR	4,936	261,608

		293,058

CAPITAL MARKETS—0.6%
Daiwa Securities Group, Inc.	16,000	159,529
Daiwa Securities Group, Inc.- ADR	49,678	501,251
Nomura Holdings, Inc.- ADR	53,590	416,394

		1,077,174

CHEMICALS—0.3%
Nitto Denko Corp.	500	21,057
Nitto Denko Corp.- ADR	11,626	247,983
Shin-Etsu Chemical Co. Ltd.	2,000	116,608
Sumitomo Chemical Co. Ltd.	38,000	148,666

		534,314

COMMERCIAL BANKS—2.0%
Mitsubishi UFJ Financial Group, Inc.- ADR	188,606	1,259,888
Mizuho Financial Group, Inc.- ADR	132,028	575,642
Sumitomo Mitsui Financial Group, Inc.- ADR	135,650	1,422,968

	SHARES	FAIR VALUE
COMMON STOCKS—99.0%, continued
JAPAN—15.1%, continued
COMMERCIAL BANKS—2.0%, continued
Sumitomo Mitsui Trust Holdings, Inc.	2,980	$15,677
Sumitomo Mitsui Trust Holdings, Inc.- ADR	39,737	210,209

		3,484,384

COMMERCIAL SERVICES & SUPPLIES—0.3%
Dai Nippon Printing Co. Ltd.	50,000	529,864
Dai Nippon Printing Co. Ltd.- ADR	37	394

		530,258

COMPUTERS & PERIPHERALS—0.0%**
Seiko Epson Corp.	600	16,095
Seiko Epson Corp.- ADR	5,156	69,704

		85,799

CONSTRUCTION & ENGINEERING—0.4%
JGC Corp.	9,000	352,531
Obayashi Corp.	55,000	312,838

		665,369

DIVERSIFIED FINANCIAL SERVICES—0.3%
ORIX Corp.	2,300	40,339
ORIX Corp.- ADR	5,614	500,207

		540,546

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Nippon Telegraph & Telephone Corp.- ADR	15,032	406,465

ELECTRIC UTILITIES—0.2%
Chubu Electric Power Co., Inc.	12,600	162,600
Tohoku Electric Power Co., Inc.(a)	9,200	103,348

		265,948

ELECTRICAL EQUIPMENT—0.2%
Nidec Corp.- ADR	15,436	381,424

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.7%
FUJIFILM Holdings Corp.- ADR	11,626	330,806
Hitachi Ltd.- ADR	2,091	159,773
Hoya Corp.	9,500	263,593
Hoya Corp.- ADR	1,734	48,743
Kyocera Corp.	2,800	139,588
Kyocera Corp.- ADR	3,162	158,543
Murata Manufacturing Co. Ltd.	500	44,345

		1,145,391

HEALTH CARE EQUIPMENT & SUPPLIES—0.2%
Terumo Corp.	5,900	284,047

HOUSEHOLD DURABLES—0.8%
Panasonic Corp.	10,700	124,364
Panasonic Corp.- ADR	21,410	249,641
Sekisui House Ltd.	8,000	111,670
Sekisui House Ltd.- ADR	30,149	420,579
Sharp Corp.(a)	10,000	31,716
Sharp Corp.- ADR	17,095	53,849
Sony Corp.- ADR	18,382	317,825

		1,309,644

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2013

	SHARES	FAIR VALUE
COMMON STOCKS—99.0%, continued
JAPAN—15.1%, continued
INSURANCE—0.4%
MS&AD Insurance Group Holdings- ADR	34,266	$459,165
Tokio Marine Holdings, Inc.	2,000	66,755
Tokio Marine Holdings, Inc.- ADR	7,354	245,991

		771,911

INTEGRATED TELECOMMUNICATION SERVICES—0.1%
KDDI Corp.- ADR	11,212	173,113

INTERNET & CATALOG RETAIL—0.2%
Rakuten, Inc.	18,400	273,266

IT SERVICES—0.0%**
Fujitsu Ltd.(a)	2,000	10,331
Fujitsu Ltd.- ADR	1,240	32,389

		42,720

MACHINERY—1.1%
FANUC Corp.	400	73,118
FANUC Corp.- ADR	22,452	689,501
Kubota Corp.- ADR	7,847	656,009
SMC Corp.	1,900	478,112

		1,896,740

MARINE—0.0%**
Nippon Yusen KK- ADR	7,243	46,210

METALS & MINING—0.3%
Nippon Steel Corp.	54,000	180,496
Sumitomo Metal Mining Co. Ltd.	23,000	300,740

		481,236

OFFICE ELECTRONICS—0.1%
Canon, Inc.- ADR	6,053	193,696

PERSONAL PRODUCTS—0.2%
Kao Corp.- ADR	4,738	149,958
Shiseido Co. Ltd.	2,100	33,720
Shiseido Co. Ltd.- ADR	15,035	242,815

		426,493

PHARMACEUTICALS—0.6%
Astellas Pharma, Inc.	2,600	153,812
Astellas Pharma, Inc.- ADR	17,732	263,072
Daiichi Sankyo Co. Ltd.	4,600	83,998
Daiichi Sankyo Co. Ltd.- ADR	1,901	34,969
Takeda Pharmaceutical Co. Ltd.	2,700	123,706
Takeda Pharmaceutical Co. Ltd.- ADR	17,304	398,338

		1,057,895

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.9%
Daiwa House Industry Co. Ltd.- ADR	1,547	300,396
Mitsubishi Estate Co. Ltd.	7,000	209,050
Mitsubishi Estate Co. Ltd.- ADR	8,499	256,160
Mitsui Fudosan Co. Ltd.	11,000	395,357
Sumitomo Realty & Development Co. Ltd.	6,000	297,977

		1,458,940

ROAD & RAIL—0.6%
Central Japan Railway Co.	500	58,779
East Japan Railway Co.	3,590	285,673

	SHARES	FAIR VALUE
COMMON STOCKS—99.0%, continued
JAPAN—15.1%, continued
ROAD & RAIL—0.6%, continued
East Japan Railway Co.- ADR	29,226	$391,044
Keikyu Corp.	37,000	304,615

		1,040,111

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.1%
Rohm Co. Ltd.	700	34,033
Rohm Co. Ltd.- ADR	2,660	64,585

		98,618

SOFTWARE—0.1%
Nintendo Co. Ltd.- ADR	11,880	198,158

TECHNOLOGY HARDWARE & EQUIPMENT—0.0%**
TDK Corp.	200	9,572
TDK Corp.- ADR	826	39,483

		49,055

TEXTILES, APPAREL & LUXURY GOODS—0.2%
Wacoal Holdings Corp.- ADR	5,242	267,028

TRADING COMPANIES & DISTRIBUTORS—0.3%
Mitsui & Co. Ltd.- ADR	1,637	458,458

WIRELESS TELECOMMUNICATION SERVICES—0.7%
NTT DoCoMo, Inc.- ADR	26,591	439,018
Softbank Corp.	6,500	567,847
Softbank Corp.- ADR	2,656	116,359

		1,123,224

		25,737,209

JERSEY—0.1%
METALS & MINING—0.1%
Randgold Resources Ltd.- ADR	3,893	244,519

LUXEMBOURG—0.2%
ENERGY EQUIPMENT & SERVICES—0.2%
Tenaris SA- ADR	6,950	303,646

MEXICO—1.3%
BEVERAGES—0.2%
Coca-Cola Femsa SAB de CV- ADR	3,164	385,280

CONSTRUCTION & ENGINEERING—0.1%
Empresas ICA SAB de CV- ADR(a)	18,068	152,675

CONSTRUCTION MATERIALS—0.2%
Cemex SAB de CV- ADR(a)	28,012	331,382

FOOD & STAPLES RETAILING—0.2%
Wal-Mart de Mexico SAB de CV- ADR	11,112	290,245

MEDIA—0.2%
Grupo Televisa SAB- ADR	11,081	335,311

METALS & MINING—0.1%
Fresnillo plc	14,613	180,399

TRANSPORTATION INFRASTRUCTURE—0.1%
Grupo Aeroportuario del Pacifico SAB de CV- ADR	4,513	240,182

WIRELESS TELECOMMUNICATION SERVICES—0.2%
America Movil SAB de CV, Series L- ADR	12,573	293,831

		2,209,305

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2013

	SHARES	FAIR VALUE
COMMON STOCKS—99.0%, continued
NETHERLANDS—3.0%
CHEMICALS—0.2%
Akzo Nobel NV- ADR	10,773	$278,698

COMPUTERS & PERIPHERALS—0.1%
Gemalto NV	2,161	237,861

DIVERSIFIED FINANCIAL SERVICES—0.2%
ING Groep NV- ADR(a)	26,118	365,913

FOOD & STAPLES RETAILING—0.3%
Koninklijke Ahold NV- ADR	25,936	467,107

FOOD PRODUCTS—0.7%
Unilever NV—NY Registry Shares	28,732	1,155,888

INDUSTRIAL CONGLOMERATES—0.7%
Koninklijke Philips NV	30,708	1,135,275

INSURANCE—0.1%
Aegon NV	23,208	220,012

LIFE SCIENCES TOOLS & SERVICES—0.2%
QIAGEN NV(a)	16,784	399,627

MEDIA—0.1%
Wolters Kluwer NV	954	27,226
Wolters Kluwer NV- ADR	7,337	209,325

		236,551

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.3%
ASML Holding NV—NY Registry Shares	4,549	426,241

TRANSPORTATION INFRASTRUCTURE—0.1%
Koninklijke Vopak NV	2,532	148,109

		5,071,282

NORWAY—0.8%
CHEMICALS—0.2%
Yara International ASA- ADR	7,283	312,659

METALS & MINING—0.1%
Norsk Hydro ASA	13,975	62,372
Norsk Hydro ASA- ADR	13,201	58,876

		121,248

OIL, GAS & CONSUMABLE FUELS—0.5%
Statoil ASA- ADR	36,526	881,373

		1,315,280

PORTUGAL—0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES—0.0%**
Portugal Telecom SGPS SA- ADR	26,158	113,003

ELECTRIC UTILITIES—0.1%
EDP—Energias de Portugal SA	20,520	75,372
EDP—Energias de Portugal SA- ADR	1,231	45,018

		120,390

		233,393

RUSSIA—1.2%
MEDIA—0.2%
CTC Media, Inc.	28,039	389,602

	SHARES	FAIR VALUE
COMMON STOCKS—99.0%, continued
RUSSIA—1.2%, continued
OIL, GAS & CONSUMABLE FUELS—0.4%
Gazprom OAO- ADR	24,108	$208,535
Lukoil OAO- ADR	6,735	425,113

		633,648

WIRELESS TELECOMMUNICATION SERVICES—0.6%
Mobile Telesystems OJSC- ADR	47,756	1,032,962

		2,056,212

SINGAPORE—2.2%
BANKS—0.1%
DBS Group Holdings Ltd.	10,656	144,394

COMMERCIAL BANKS—1.3%
DBS Group Holdings Ltd.- ADR	18,371	996,994
United Overseas Bank Ltd.	24,187	407,094
United Overseas Bank Ltd.- ADR	22,014	740,111

		2,144,199

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Singapore Telecommunications Ltd.	71,000	205,919
Singapore Telecommunications Ltd.- ADR	6,886	200,383

		406,302

INDUSTRIAL CONGLOMERATES—0.6%
Keppel Corp. Ltd.	11,721	103,933
Keppel Corp. Ltd.- ADR	49,775	884,999

		988,932

REAL ESTATE INVESTMENT TRUSTS (REITS)—0.0%**
Keppel REIT REIT	737	692

		3,684,519

SOUTH AFRICA—0.7%
COMMERCIAL BANKS—0.1%
Standard Bank Group Ltd.- ADR	11,694	145,941

METALS & MINING—0.1%
Impala Platinum Holdings Ltd.- ADR	15,171	177,956

TRADING COMPANIES & DISTRIBUTORS—0.2%
Barloworld Ltd.	45,286	431,750

WIRELESS TELECOMMUNICATION SERVICES—0.3%
MTN Group Ltd.- ADR	22,849	479,829

		1,235,476

SOUTH KOREA—2.9%
COMMERCIAL BANKS—1.7%
KB Financial Group, Inc.- ADR	33,114	1,341,448
Shinhan Financial Group Co. Ltd.- ADR	25,553	1,167,772
Woori Finance Holdings Co. Ltd.- ADR	11,480	440,029

		2,949,249

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
KT Corp.- ADR	38,311	569,685

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.3%
LG Display Co. Ltd.- ADR	42,203	512,344

WIRELESS TELECOMMUNICATION SERVICES—0.6%
SK Telecom Co. Ltd.- ADR	37,733	928,986

		4,960,264

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2013

	SHARES	FAIR VALUE
COMMON STOCKS—99.0%, continued
SPAIN—2.4%
COMMERCIAL BANKS—1.1%
Banco Bilbao Vizcaya Argentaria SA- ADR	64,435	$798,350
Banco Santander SA- ADR	116,415	1,055,884

		1,854,234

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
Telefonica SA- ADR	32,722	534,677

ELECTRIC UTILITIES—0.2%
Iberdrola SA- ADR	15,225	388,999

METALS & MINING—0.1%
Acerinox SA	16,589	211,030

OIL, GAS & CONSUMABLE FUELS—0.3%
Repsol YPF SA- ADR	19,040	481,521

RETAILING—0.4%
Inditex SA	3,528	581,446

		4,051,907

SWEDEN—2.9%
COMMUNICATIONS EQUIPMENT—0.4%
Telefonaktiebolaget LM Ericsson- ADR	48,767	596,908

CONSTRUCTION & ENGINEERING—0.4%
Skanska AB, Class B	37,142	758,796

HOUSEHOLD PRODUCTS—0.2%
Svenska Cellulosa AB SCA, Class B	12,219	376,153

MACHINERY—1.1%
Alfa Laval AB	23,419	600,781
Atlas Copco AB- ADR	18,292	509,249
Atlas Copco AB, Class A	8,922	247,331
Sandvik AB	19,176	270,414
Sandvik AB- ADR	20,116	284,440

		1,912,215

METALS & MINING—0.2%
Boliden AB	22,985	351,823

OIL, GAS & CONSUMABLE FUELS—0.1%
Lundin Petroleum AB(a)	7,186	140,104

RETAILING—0.1%
Hennes & Mauritz AB (H&M), Class B	3,195	147,136

SPECIALTY RETAIL—0.4%
Hennes & Mauritz AB- ADR	65,360	598,698

		4,881,833

SWITZERLAND—7.0%
CAPITAL MARKETS—1.0%
Credit Suisse Group AG- ADR(a)	13,001	403,551
Julius Baer Group Ltd.(a)	9,537	458,007
UBS AG(a)	46,462	894,393

		1,755,951

CHEMICALS—0.8%
Syngenta AG- ADR	15,780	1,261,453

COMPUTERS & PERIPHERALS—0.1%
Logitech International SA	10,434	142,841

	SHARES	FAIR VALUE
COMMON STOCKS—99.0%, continued
SWITZERLAND—7.0%, continued
DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Swisscom AG- ADR	7,140	$377,635

ELECTRICAL EQUIPMENT—0.8%
ABB Ltd.- ADR(a)	52,187	1,386,087

FOOD PRODUCTS—0.1%
Barry Callebaut AG(a)	110	137,862

INSURANCE—0.9%
Swiss Re AG(a)	3,563	327,722
Zurich Insurance Group AG- ADR(a)	38,640	1,127,129

		1,454,851

MACHINERY—0.1%
Schindler Holding AG	1,587	234,123

PHARMACEUTICALS—2.7%
Novartis AG- ADR	27,800	2,234,564
Roche Holding AG- ADR	33,260	2,334,852

		4,569,416

PROFESSIONAL SERVICES—0.1%
Adecco SA(a)	2,237	177,044
Adecco SA- ADR	1,206	48,035

		225,079

TRADING COMPANIES & DISTRIBUTORS—0.2%
Wolseley plc	537	30,457
Wolseley plc- ADR	63,056	360,681

		391,138

		11,936,436

TAIWAN—2.3%
DIVERSIFIED TELECOMMUNICATION SERVICES—0.5%
Chunghwa Telecom Co. Ltd.- ADR	29,844	923,970

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.1%
AU Optronics Corp.- ADR(a)	61,761	192,694

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.7%
Advanced Semiconductor Engineering, Inc.- ADR	106,910	513,168
Siliconware Precision Industries Co.- ADR	79,145	473,287
Taiwan Semiconductor Manufacturing Co. Ltd.- ADR	84,657	1,476,418
United Microelectronics Corp.- ADR	191,039	389,720

		2,852,593

		3,969,257

TURKEY—0.2%
COMMERCIAL BANKS—0.1%
Turkiye Garanti Bankasi AS- ADR	59,610	191,348

WIRELESS TELECOMMUNICATION SERVICES—0.1%
Turkcell Iletisim Hizmetleri AS- ADR(a)	8,446	112,754

		304,102

UNITED KINGDOM—13.5%
BANKS—0.3%
Standard Chartered plc	26,352	593,471

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2013

	SHARES	FAIR VALUE
COMMON STOCKS—99.0%, continued
UNITED KINGDOM—13.5%, continued
CAPITAL MARKETS—0.0%**
Man Group plc	3,940	$5,546
Man Group plc- ADR	7,608	10,710

		16,256

COMMERCIAL BANKS—1.7%
Barclays plc- ADR	30,320	549,702
HSBC Holdings plc- ADR	35,841	1,975,914
Lloyds Banking Group plc- ADR(a)	72,585	386,152

		2,911,768

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
BT Group plc- ADR	8,434	532,438

ELECTRIC UTILITIES—0.4%
SSE plc	2,983	67,674
SSE plc- ADR	26,274	597,996

		665,670

ENERGY EQUIPMENT & SERVICES—0.4%
AMEC plc	26,726	481,515
Subsea 7 SA	2,434	46,591
Subsea 7 SA- ADR	5,306	102,724

		630,830

FOOD & STAPLES RETAILING—0.8%
J Sainsbury plc	4,806	29,049
J Sainsbury plc- ADR	18,741	460,560
Tesco plc- ADR	29,806	501,933
WM Morrison Supermarkets plc	29,374	126,955
WM Morrison Supermarkets plc- ADR	8,054	176,141

		1,294,638

HEALTH CARE EQUIPMENT & SUPPLIES—0.3%
Smith & Nephew plc	4,232	60,339
Smith & Nephew plc- ADR	6,874	493,141

		553,480

HOTELS, RESTAURANTS & LEISURE—0.9%
Carnival plc- ADR	4,671	193,613
Compass Group plc	2,388	38,279
Compass Group plc- ADR	50,014	806,676
InterContinental Hotels Group plc- ADR	12,377	413,763

		1,452,331

HOUSEHOLD PRODUCTS—0.6%
Reckitt Benckiser Group plc	3,212	254,935
Reckitt Benckiser Group plc- ADR	49,075	789,617

		1,044,552

INSURANCE—0.8%
Aviva plc	30,794	229,317
Aviva plc- ADR	6,116	92,657
Prudential plc- ADR	22,297	1,003,365

		1,325,339

MATERIALS—0.0%**
Antofagasta plc	3,335	45,506

	SHARES	FAIR VALUE
COMMON STOCKS—99.0%, continued
UNITED KINGDOM—13.5%, continued
MEDIA—1.3%
British Sky Broadcasting Group plc	3,176	$44,388
British Sky Broadcasting Group plc- ADR	6,005	337,661
Pearson plc- ADR	23,760	532,224
Reed Elsevier plc- ADR	7,992	479,920
WPP plc- ADR	6,767	777,258

		2,171,451

METALS & MINING—0.6%
Antofagasta plc- ADR	3,393	92,900
BHP Billiton plc	30,582	946,504

		1,039,404

MULTILINE RETAIL—0.3%
Marks & Spencer Group plc	10,719	76,787
Marks & Spencer Group plc- ADR	17,019	243,950
Next plc	1,607	145,031

		465,768

MULTI-UTILITIES—0.8%
National Grid plc- ADR	16,304	1,064,977
United Utilities Group plc	2,386	26,532
United Utilities Group plc- ADR	12,883	289,481

		1,380,990

OIL, GAS & CONSUMABLE FUELS—0.7%
BG Group plc	6,208	133,385
BG Group plc- ADR	37,740	818,581
Tullow Oil plc	6,601	93,459
Tullow Oil plc- ADR	15,976	112,790

		1,158,215

PHARMACEUTICALS—1.4%
AstraZeneca plc- ADR	15,840	940,421
GlaxoSmithKline plc- ADR	27,908	1,490,008

		2,430,429

PROFESSIONAL SERVICES—0.1%
Capita plc	12,030	206,781

REAL ESTATE INVESTMENT TRUSTS (REITS)—0.2%
Land Securities Group plc REIT	16,051	256,095

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.3%
ARM Holdings plc- ADR	8,551	468,082

SOFTWARE—0.2%
Sage Group plc	33,781	225,829
Sage Group plc- ADR	2,320	61,967

		287,796

SPECIALTY RETAIL—0.2%
Kingfisher plc- ADR	29,151	374,299

WATER UTILITIES—0.1%
Severn Trent plc	6,683	188,688

WIRELESS TELECOMMUNICATION SERVICES—0.8%
Vodafone Group plc- ADR	36,035	1,416,536

		22,910,813

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis International Index Fund
December 31, 2013

	PRINCIPAL AMOUNT/ SHARES	FAIR VALUE
COMMON STOCKS—99.0%, continued
UNITED STATES—0.6%
HEALTH CARE PROVIDERS & SERVICES—0.1%
Catamaran Corp.(a)	3,636	$172,637

MEDIA—0.1%
Thomson Reuters Corp.	5,573	210,771

METALS & MINING—0.1%
Sims Metal Management Ltd.- ADR(a)	21,356	205,872

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.3%
Brookfield Office Properties, Inc.	24,368	469,084

		1,058,364

TOTAL COMMON STOCKS		168,570,805

CORPORATE NOTES—1.0%
COMMUNITY DEVELOPMENT—1.0%
Everence Community Investment, Inc., 1.00%, 12/15/15+(b)	$343,000	343,783
Everence Community Investment, Inc., 1.50%, 12/15/14+(b)	606,000	610,217
Everence Community Investment, Inc., 1.50%, 12/15/16+(b)	656,000	660,759

TOTAL CORPORATE NOTES		1,614,759

TOTAL INVESTMENTS (Cost* $143,571,148)—100.0%		$170,185,564
Other assets in excess of liabilities—0.0%		75,365

NET ASSETS—100%		$170,260,929

+	Variable rate security. Rates presented are the rates in effect at December 31, 2013.
(a)	Non-income producing securities.
(b)	Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been fair valued by the Pricing Committee and have been deemed illiquid under guidelines established by the Board of Trustees:

Security	Yield	Principal Amount	Acquisition Date
Everence Community Investment, Inc.	1.00%	$343,000	3/2012
Everence Community Investment, Inc.	1.50%	606,000	3/2012
Everence Community Investment, Inc.	1.50%	656,000	3/2012

At December 31, 2013, these securities had an aggregate market value of $1,614,759, representing 1.0% of net assets.

*	Represents cost for financial reporting purposes.
**	Amount rounds to less than 0.1%.

ADR	—	American Depositary Receipt
plc	—	Public Liability Company
REIT	—	Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Value Index

Annual report to shareholders

Portfolio Managers’ Commentary

During a period when the U.S. economy gradually showed signs of improvement and Europe tentatively emerged from recession, investors embrace risk and piled into stocks. The sentiment was particularly strong in the U.S. as investors favored small cap stocks that benefit most from a strengthening domestic economy. Still, large company indexes generated returns exceeding 30 percent for the period that included the five-year anniversary of the credit induced crisis of 2008-2009.

The growth and value styles of investing delivered virtually identical performance during the year despite some variation in the sources of the return among the various economic sectors.

The Fund’s Class A Shares (without load) 31.33 percent return underperformed the 31.99 percent return of the benchmark (S&P 500 Value Index). Though on the negative side, this is a smaller variance than experienced in past years. The impact of the fund family screens on returns was minimal over the course of the year.

The mid-December, reconstitution of the benchmark index and our incorporation of fairly significant changes in our environmental screening process caused some shuffling of portfolio holdings. However, we are confident that we will be able to continue to track benchmark returns with continued reduced variability.

Chad Horning, CFA®

Praxis Genesis Portfolios Co-Manager

Everence Financial

Dale Snyder, CFA®

Praxis Genesis Portfolios Co-Manager

Everence Financial

The views expressed are those of the Portfolio Managers as of Dec. 31, 2013, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Value Index Fund

Performance Review

Growth of $10,000 investment from 12/31/03 to 12/31/13

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/03 to 12/31/13, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio*** Gross / Net
Value Index Fund
Class A (Without Load)		31.33%	13.71%	15.38%	5.14%	1.21%	1.21%
Class A *		24.47%	11.69%	14.15%	4.57%
Class I **	5/1/06	32.26%	14.55%	16.15%	5.57%	0.47%	0.47%
S&P 500 Value Index[1]		31.99%	15.64%	16.63%	7.07%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A.

**   Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 5/1/01 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

*** Reflects the expense ratios as reported in the Prospectus dated April 30, 2013. Contractual fee waivers are in effect from May 1, 2013 through April 30, 2014 for Class A.

1    The S&P 500 Value Index represents the value companies (defined by book value to price ratio earnings to price ratio and sales to price ratio) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Value Index Fund
December 31, 2013

	SHARES	FAIR VALUE
COMMON STOCKS—98.7%
AIR FREIGHT & LOGISTICS—0.9%
C. H. Robinson Worldwide, Inc.	2,912	$169,886
FedEx Corp.	3,106	446,550
United Parcel Service, Inc., Class B	3,464	363,997

		980,433

AUTO COMPONENTS—0.1%
Johnson Controls, Inc.	2,111	108,294

AUTOMOBILES—1.1%
Ford Motor Co.	63,213	975,376
General Motors Co.(a)	5,140	210,072

		1,185,448

BEVERAGES—1.8%
Coca-Cola Co.	26,820	1,107,934
Coca-Cola Enterprises, Inc.	4,031	177,888
PepsiCo, Inc.	8,579	711,542

		1,997,364

BIOTECHNOLOGY—0.2%
Amgen, Inc.	1,504	171,697

BUILDING PRODUCTS—0.1%
Allegion plc(a)	1,788	79,026

CAPITAL MARKETS—3.1%
Ameriprise Financial, Inc.	1,806	207,780
Bank of New York Mellon Corp.	10,794	377,142
BlackRock, Inc.	932	294,950
Goldman Sachs Group, Inc.	6,557	1,162,294
Invesco Ltd.	4,702	171,153
Morgan Stanley	22,811	715,353
Northern Trust Corp.	3,977	246,137
State Street Corp.	2,400	176,136

		3,350,945

CHEMICALS—2.1%
Air Products & Chemicals, Inc.	5,817	650,224
E.I. du Pont de Nemours & Co.	13,349	867,285
Ecolab, Inc.	1,616	168,500
Mosaic Co.	2,590	122,429
Praxair, Inc.	4,186	544,306

		2,352,744

COMMERCIAL BANKS—5.0%
BB&T Corp.	13,054	487,175
Comerica, Inc.	4,021	191,158
Huntington Bancshares, Inc.	6,364	61,413
KeyCorp	9,408	126,255
M&T Bank Corp.	1,286	149,716
PNC Financial Services Group, Inc.	7,721	598,995
SunTrust Banks, Inc.	6,766	249,057
U.S. Bancorp	8,637	348,935
Wells Fargo & Co.	68,489	3,109,401
Zions Bancorp	4,400	131,824

		5,453,929

COMMERCIAL SERVICES & SUPPLIES—1.2%
ADT Corp.	5,046	204,211

	SHARES	FAIR VALUE
COMMON STOCKS—98.7%, continued
COMMERCIAL SERVICES & SUPPLIES—1.2%, continued
Tyco International Ltd.	10,821	$444,094
Waste Management, Inc.	14,226	638,321

		1,286,626

COMMUNICATIONS EQUIPMENT—1.7%
Cisco Systems, Inc.	75,985	1,705,863
Motorola Solutions, Inc.	2,965	200,138

		1,906,001

COMPUTERS & PERIPHERALS—1.4%
Apple, Inc.	230	129,055
EMC Corp.	23,911	601,362
Hewlett-Packard Co.	28,901	808,650

		1,539,067

CONSTRUCTION MATERIALS—0.2%
Vulcan Materials Co.	3,272	194,422

CONSUMER FINANCE—1.0%
American Express Co.	2,374	215,393
Capital One Financial Corp.	9,400	720,134
SLM Corp.	5,903	155,131

		1,090,658

CONTAINERS & PACKAGING—0.5%
Avery Dennison Corp.	3,846	193,031
Ball Corp.	4,084	210,979
Owens-Illinois, Inc.(a)	3,065	109,666

		513,676

DIVERSIFIED CONSUMER SERVICES—0.2%
H&R Block, Inc.	6,094	176,970

DIVERSIFIED FINANCIAL SERVICES—6.6%
Bank of America Corp.	135,880	2,115,652
Citigroup, Inc.	22,656	1,180,604
CME Group, Inc.	5,240	411,130
JPMorgan Chase & Co.	55,892	3,268,564
McGraw Hill Financial, Inc.	3,488	272,762

		7,248,712

DIVERSIFIED TELECOMMUNICATION SERVICES—4.3%
AT&T, Inc.	83,108	2,922,077
CenturyLink, Inc.	10,818	344,554
Frontier Communications Corp.	32,028	148,930
Verizon Communications, Inc.	23,320	1,145,945
Windstream Holdings, Inc.	14,690	117,226

		4,678,732

ELECTRIC UTILITIES—3.6%
American Electric Power Co., Inc.	3,730	174,340
Duke Energy Corp.	14,124	974,697
Edison International	5,917	273,957
NextEra Energy, Inc.	8,265	707,650
Pepco Holdings, Inc.	6,469	123,752
PPL Corp.	14,801	445,362
Southern Co.	24,911	1,024,091
Xcel Energy, Inc.	8,784	245,425

		3,969,274

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Value Index Fund
December 31, 2013

	SHARES	FAIR VALUE
COMMON STOCKS—98.7%, continued
ELECTRICAL EQUIPMENT—0.6%
Eaton Corp. plc	1,680	$127,882
Emerson Electric Co.	7,364	516,805

		644,687

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.8%
Corning, Inc.	35,156	626,480
Jabil Circuit, Inc.	9,905	172,743
TE Connectivity Ltd.	1,996	110,000

		909,223

ENERGY EQUIPMENT & SERVICES—1.6%
Baker Hughes, Inc.	2,000	110,520
Cameron International Corp.(a)	4,198	249,907
Diamond Offshore Drilling, Inc.	2,733	155,562
Ensco plc, Class A	1,910	109,214
Nabors Industries Ltd.	10,006	170,002
National Oilwell Varco, Inc.	5,916	470,499
Noble Corp. plc	5,821	218,113
Rowan Cos. plc, Class A(a)	5,585	197,486
Transocean Ltd.	2,240	110,701

		1,792,004

FOOD & STAPLES RETAILING—4.8%
Costco Wholesale Corp.	3,820	454,618
CVS Caremark Corp.	19,593	1,402,271
Kroger Co.	7,732	305,646
Safeway, Inc.	3,077	100,218
Sysco Corp.	10,383	374,826
Walgreen Co.	8,566	492,031
Wal-Mart Stores, Inc.	26,700	2,101,023

		5,230,633

FOOD PRODUCTS—3.0%
Archer-Daniels-Midland Co.	5,240	227,416
Campbell Soup Co.	5,016	217,093
ConAgra Foods, Inc.	6,460	217,702
General Mills, Inc.	8,384	418,445
Hormel Foods Corp.	5,131	231,767
Kellogg Co.	3,959	241,776
Kraft Foods Group, Inc.	10,350	558,072
Mondelez International, Inc., Class A	34,482	1,217,215

		3,329,486

GAS UTILITIES—0.7%
AGL Resources, Inc.	7,240	341,945
ONEOK, Inc.	7,415	461,065

		803,010

HEALTH CARE EQUIPMENT & SUPPLIES—1.5%
Abbott Laboratories	20,366	780,629
Baxter International, Inc.	2,140	148,837
Medtronic, Inc.	12,551	720,302

		1,649,768

HEALTH CARE PROVIDERS & SERVICES—3.3%
Aetna, Inc.	6,449	442,337
Cigna Corp.	1,255	109,787
Express Scripts Holding Co.(a)	8,617	605,258
Humana, Inc.	3,560	367,463

	SHARES	FAIR VALUE
COMMON STOCKS—98.7%, continued
HEALTH CARE PROVIDERS & SERVICES—3.3%, continued
McKesson Corp.	1,664	$268,570
UnitedHealth Group, Inc.	16,767	1,262,555
WellPoint, Inc.	5,655	522,466

		3,578,436

HOTELS, RESTAURANTS & LEISURE—1.7%
Carnival Corp.	8,393	337,147
Marriott International, Inc., Class A	2,660	131,298
McDonald’s Corp.	11,860	1,150,776
Starwood Hotels & Resorts Worldwide, Inc.	1,776	141,103
Wyndham Worldwide Corp.	1,251	92,186

		1,852,510

HOUSEHOLD DURABLES—0.6%
D.R. Horton, Inc.(a)	8,224	183,559
Newell Rubbermaid, Inc.	6,507	210,892
Whirlpool Corp.	1,522	238,741

		633,192

HOUSEHOLD PRODUCTS—1.8%
Colgate-Palmolive Co.	4,598	299,836
Procter & Gamble Co.	20,308	1,653,274

		1,953,110

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.3%
AES Corp.	11,874	172,292
NRG Energy, Inc.	6,736	193,458

		365,750

INDUSTRIAL CONGLOMERATES—0.6%
3M Co.	4,825	676,706

INSURANCE—7.8%
ACE Ltd.	4,420	457,602
Aflac, Inc.	3,250	217,100
Allstate Corp.	8,739	476,625
American International Group, Inc.	19,597	1,000,427
Aon plc	2,267	190,179
Assurant, Inc.	2,924	194,066
Berkshire Hathaway, Inc., Class B(a)	27,382	3,246,410
Chubb Corp.	3,750	362,362
Cincinnati Financial Corp.	2,512	131,553
Hartford Financial Services Group, Inc.	4,990	180,788
Loews Corp.	3,484	168,068
Marsh & McLennan Cos., Inc.	5,930	286,775
MetLife, Inc.	18,363	990,133
Progressive Corp.	4,933	134,523
Travelers Cos., Inc.	5,533	500,958

		8,537,569

INTERNET SOFTWARE & SERVICES—0.3%
eBay, Inc.(a)	5,038	276,536

IT SERVICES—2.4%
Accenture plc, Class A	4,238	348,448
Fidelity National Information Services, Inc.	3,862	207,312
International Business Machines Corp.	9,352	1,754,155
Paychex, Inc.	3,684	167,733
Western Union Co.	10,989	189,560

		2,667,208

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Value Index Fund
December 31, 2013

	SHARES	FAIR VALUE
COMMON STOCKS—98.7%, continued
LIFE SCIENCES TOOLS & SERVICES—0.1%
Thermo Fisher Scientific, Inc.	1,204	$134,065

MACHINERY—3.1%
Deere & Co.	7,837	715,753
Dover Corp.	3,483	336,249
Illinois Tool Works, Inc.	3,805	319,924
Ingersoll-Rand plc	5,365	330,484
Joy Global, Inc.	1,970	115,225
PACCAR, Inc.	3,666	216,917
Parker Hannifin Corp.	3,757	483,301
Pentair Ltd.	3,600	279,612
Stanley Black & Decker, Inc.	2,540	204,953
Xylem, Inc.	10,598	366,691

		3,369,109

MEDIA—1.8%
Comcast Corp., Class A	4,325	224,749
Omnicom Group, Inc.	2,019	150,153
Time Warner Cable, Inc.	1,227	166,258
Time Warner, Inc.	2,922	203,722
Viacom, Inc., Class B	3,931	343,333
Walt Disney Co.	11,967	914,279

		2,002,494

METALS & MINING—0.8%
Newmont Mining Corp.	12,040	277,281
Nucor Corp.	9,290	495,900
United States Steel Corp.	3,907	115,257

		888,438

MULTILINE RETAIL—0.9%
Macy’s, Inc.	6,103	325,900
Target Corp.	11,166	706,473

		1,032,373

MULTI-UTILITIES—1.6%
CenterPoint Energy, Inc.	9,131	211,657
Consolidated Edison, Inc.	9,561	528,532
DTE Energy Co.	3,270	217,095
NiSource, Inc.	4,934	162,230
PG&E Corp.	2,640	106,339
SCANA Corp.	4,988	234,087
Sempra Energy	2,723	244,416

		1,704,356

OFFICE ELECTRONICS—0.2%
Xerox Corp.	15,601	189,864

OIL, GAS & CONSUMABLE FUELS—10.5%
Anadarko Petroleum Corp.	1,350	107,082
Apache Corp.	9,988	858,369
Chesapeake Energy Corp.	4,157	112,821
ConocoPhillips	30,577	2,160,265
Denbury Resources, Inc.(a)	11,999	197,143
Devon Energy Corp.	10,065	622,721
EQT Corp.	1,308	117,432
Hess Corp.	7,590	629,970
Kinder Morgan, Inc.	14,521	522,756
Marathon Oil Corp.	20,366	718,920
Marathon Petroleum Corp.	3,978	364,902

	SHARES	FAIR VALUE
COMMON STOCKS—98.7%, continued
OIL, GAS & CONSUMABLE FUELS—10.5%, continued
Murphy Oil Corp.	8,106	$525,917
Noble Energy, Inc.	4,958	337,689
Occidental Petroleum Corp.	10,690	1,016,619
Phillips 66	11,344	874,963
QEP Resources, Inc.	6,218	190,582
Southwestern Energy Co.(a)	6,594	259,342
Spectra Energy Corp.	27,629	984,145
Valero Energy Corp.	10,459	527,134
Williams Cos., Inc.	7,991	308,213

		11,436,985

PAPER & FOREST PRODUCTS—0.3%
International Paper Co.	5,781	283,442

PERSONAL PRODUCTS—0.3%
Avon Products, Inc.	11,182	192,554
Estee Lauder Cos., Inc., Class A	1,570	118,252

		310,806

PHARMACEUTICALS—5.1%
AbbVie, Inc.	2,548	134,560
Bristol-Myers Squibb Co.	12,729	676,546
Eli Lilly & Co.	17,087	871,437
Forest Laboratories, Inc.(a)	4,555	273,437
Hospira, Inc.(a)	2,583	106,626
Johnson & Johnson	26,241	2,403,413
Merck & Co., Inc.	23,311	1,166,716

		5,632,735

REAL ESTATE INVESTMENT TRUSTS (REITS)—1.4%
Equity Residential	3,691	191,452
General Growth Properties, Inc.	5,250	105,368
HCP, Inc.	4,327	157,157
Host Hotels & Resorts, Inc.	5,618	109,214
Plum Creek Timber Co., Inc.	2,980	138,600
Prologis, Inc.	4,597	169,859
Simon Property Group, Inc.	2,569	390,899
Vornado Realty Trust	1,493	132,563
Weyerhaeuser Co.	3,419	107,938

		1,503,050

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.1%
CBRE Group, Inc., Class A(a)	5,299	139,364

ROAD & RAIL—0.7%
CSX Corp.	16,936	487,249
Norfolk Southern Corp.	1,835	170,343
Ryder System, Inc.	1,959	144,535

		802,127

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.5%
Analog Devices, Inc.	6,343	323,049
Applied Materials, Inc.	15,187	268,658
Broadcom Corp., Class A	3,700	109,705
Intel Corp.	69,558	1,805,726
NVIDIA Corp.	11,768	188,523

		2,695,661

SOFTWARE—1.9%
Adobe Systems, Inc.(a)	1,819	108,921

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Value Index Fund
December 31, 2013

	PRINCIPAL AMOUNT/ SHARES	FAIR VALUE
COMMON STOCKS—98.7%, continued
SOFTWARE—1.9%, continued
Autodesk, Inc.(a)	2,660	$133,878
CA, Inc.	7,512	252,779
Microsoft Corp.	15,730	588,774
Oracle Corp.	26,072	997,515

		2,081,867

SPECIALTY RETAIL—0.5%
Home Depot, Inc.	3,222	265,299
Lowe’s Cos., Inc.	3,385	167,727
Staples, Inc.	8,050	127,915

		560,941

TOTAL COMMON STOCKS		107,951,523

CORPORATE NOTES—1.0%
COMMUNITY DEVELOPMENT—1.0%
Everence Community Investment, Inc., 1.00%, 12/15/15+(b)	$175,000	175,400
Everence Community Investment, Inc., 1.50%, 12/15/14+(b)	758,500	763,778
Everence Community Investment, Inc., 1.50%, 12/15/16+(b)	192,500	193,896

TOTAL CORPORATE NOTES		1,133,074

TOTAL INVESTMENTS (Cost* $82,813,118)—99.7%		$109,084,597
Other assets in excess of liabilities—0.3%		309,162

NET ASSETS—100%		$109,393,759

+	Variable rate security. Rates presented are the rates in effect at December 31, 2013.
(a)	Non-income producing securities.
(b)	Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been fair valued by the Pricing Committee and have been deemed illiquid under guidelines established by the Board of Trustees:

Security	Yield	Principal Amount	Acquisition Date
Everence Community Investment, Inc.	1.00%	$175,000	12/2009
Everence Community Investment, Inc.	1.50%	758,500	12/2009
Everence Community Investment, Inc.	1.50%	192,500	12/2009

At December 31, 2013, these securities had an aggregate market value of $1,133,074, representing 1.0% of net assets.

*	Represents cost for financial reporting purposes.

plc	—	Public Liability Company
REIT	—	Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Growth Index

Annual report to shareholders

Portfolio Managers’ Commentary

During a period when the U.S. economy gradually showed signs of improvement and Europe tentatively emerged from recession, investors embrace risk and piled into stocks. The sentiment was particularly strong in the U.S. as investors favored small cap stocks that benefit most from a strengthening domestic economy. Still, large company indexes generated returns exceeding 30 percent for the period that included the five-year anniversary of the credit induced crisis of 2008-2009.

The growth and value styles of investing delivered virtually identical performance during the year despite some variation in the sources of the return among the various economic sectors.

The Fund’s Class A Shares (without load) 31.72 percent return underperformed the 32.75 percent return of the benchmark (S&P 500 Growth Index). Though on the negative side, this is a smaller variance than experienced in past years. The impact of the fund family screens on returns was minimal over the course of the year.

The mid-December, reconstitution of the benchmark index and our incorporation of fairly significant changes in our environmental screening process caused some shuffling of portfolio holdings. However, we are confident that we will be able to continue to track benchmark returns with continued reduced variability.

Chad Horning, CFA®

Praxis Genesis Portfolios Co-Manager

Everence Financial

Dale Snyder, CFA®

Praxis Genesis Portfolios Co-Manager

Everence Financial

The views expressed are those of the Portfolio Managers as of Dec. 31, 2013, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Growth Index Fund

Performance Review

Growth of $10,000 Investment from 5/1/07 to 12/31/13

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 5/1/07 to 12/31/13, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Since Inception	Expense Ratio** Gross / Net
Growth Index Fund
Class A (Without Load)	5/1/07	31.72%	15.99%	18.87%	6.76%	1.26%	1.08%
Class A *	5/1/07	24.48%	13.91%	17.60%	5.91%
Class I	5/1/07	32.26%	16.64%	19.40%	7.21%	0.48%	0.48%
S&P 500 Growth Index[1]		32.75%	16.81%	19.28%	7.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A.

**   Reflects the expense ratios as reported in the Prospectus dated April 30, 2013. Contractual fee waivers are in effect from May 1, 2013 through April 30, 2014 for Class A.

1    The S&P 500 Growth Index represents the growth companies (defined by sales growth, earnings charge to price and momentum) of the S&P 500 Index, a universe of large capitalization companies in the US equity market.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Growth Index Fund
December 31, 2013

	SHARES	FAIR VALUE
COMMON STOCKS—98.8%
AIR FREIGHT & LOGISTICS—1.5%
C. H. Robinson Worldwide, Inc.	4,879	$284,641
Expeditors International of Washington, Inc.	3,995	176,779
FedEx Corp.	4,034	579,968
United Parcel Service, Inc., Class B	11,861	1,246,354

		2,287,742

AIRLINES—0.4%
Delta Air Lines, Inc.	22,163	608,818

AUTO COMPONENTS—0.7%
Delphi Automotive plc	5,636	338,893
Johnson Controls, Inc.	15,567	798,587

		1,137,480

AUTOMOBILES—0.2%
Harley-Davidson, Inc.	4,305	298,078

BEVERAGES—2.8%
Coca-Cola Co.	53,560	2,212,564
Monster Beverage Corp.(a)	2,421	164,071
PepsiCo, Inc.	22,533	1,868,887

		4,245,522

BIOTECHNOLOGY—5.4%
Alexion Pharmaceuticals, Inc.(a)	4,425	588,790
Amgen, Inc.	16,153	1,844,026
Biogen Idec, Inc.(a)	5,389	1,507,573
Celgene Corp.(a)	9,299	1,571,159
Gilead Sciences, Inc.(a)	31,272	2,350,091
Vertex Pharmaceuticals, Inc.(a)	4,082	303,293

		8,164,932

BUILDING PRODUCTS—0.1%
Allegion plc(a)	1,453	64,194
Masco Corp.	7,182	163,534

		227,728

CAPITAL MARKETS—2.7%
Ameriprise Financial, Inc.	4,361	501,733
BlackRock, Inc.	2,928	926,624
Charles Schwab Corp.	25,375	659,750
Franklin Resources, Inc.	11,949	689,816
Northern Trust Corp.	4,438	274,668
State Street Corp.	4,392	322,329
T. Rowe Price Group, Inc.	8,045	673,929

		4,048,849

CHEMICALS—3.6%
Air Products & Chemicals, Inc.	5,469	611,325
E.I. du Pont de Nemours & Co.	15,268	991,962
Ecolab, Inc.	7,662	798,917
LyondellBasell Industries NV, Class A	9,411	755,515
PPG Industries, Inc.	3,500	663,810
Praxair, Inc.	8,079	1,050,512
Sherwin-Williams Co.	1,830	335,805
Sigma-Aldrich Corp.	2,605	244,896

		5,452,742

	SHARES	FAIR VALUE
COMMON STOCKS—98.8%, continued
COMMERCIAL BANKS—0.7%
Fifth Third Bancorp	13,966	$293,705
U.S. Bancorp	19,296	779,558

		1,073,263

COMMUNICATIONS EQUIPMENT—1.9%
Cisco Systems, Inc.	7,920	177,804
F5 Networks, Inc.(a)	1,257	114,211
Juniper Networks, Inc.(a)	8,505	191,958
QUALCOMM, Inc.	32,565	2,417,951

		2,901,924

COMPUTERS & PERIPHERALS—6.6%
Apple, Inc.	15,715	8,817,844
EMC Corp.	7,874	198,031
NetApp, Inc.	6,524	268,397
SanDisk Corp.	4,838	341,273
Western Digital Corp.	4,218	353,890

		9,979,435

CONSUMER FINANCE—1.6%
American Express Co.	17,687	1,604,742
Discover Financial Services	14,497	811,107

		2,415,849

CONTAINERS & PACKAGING—0.3%
Sealed Air Corp.	14,643	498,594

DIVERSIFIED FINANCIAL SERVICES—1.4%
Citigroup, Inc.	24,287	1,265,595
IntercontinentalExchange Group, Inc.	1,386	311,739
McGraw Hill Financial, Inc.	7,028	549,590

		2,126,924

DIVERSIFIED TELECOMMUNICATION SERVICES—1.0%
Verizon Communications, Inc.	29,493	1,449,286

ELECTRIC UTILITIES—0.1%
NextEra Energy, Inc.	2,070	177,233

ELECTRICAL EQUIPMENT—1.3%
Emerson Electric Co.	11,472	805,105
Rockwell Automation, Inc.	5,547	655,434
Roper Industries, Inc.	4,143	574,551

		2,035,090

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.3%
Amphenol Corp., Class A	5,073	452,410

ENERGY EQUIPMENT & SERVICES—2.1%
Cameron International Corp.(a)	4,337	258,182
Diamond Offshore Drilling, Inc.	5,939	338,048
Ensco plc, Class A	5,092	291,161
National Oilwell Varco, Inc.	2,119	168,524
Rowan Cos. plc, Class A(a)	6,620	234,083
Schlumberger Ltd.	21,941	1,977,103

		3,267,101

FOOD & STAPLES RETAILING—0.7%
Costco Wholesale Corp.	1,796	213,742
Walgreen Co.	5,591	321,147

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Growth Index Fund
December 31, 2013

	SHARES	FAIR VALUE
COMMON STOCKS—98.8%, continued
FOOD & STAPLES RETAILING—0.7%, continued
Wal-Mart Stores, Inc.	2,244	$176,580
Whole Foods Market, Inc.	4,929	285,044

		996,513

FOOD PRODUCTS—1.1%
Campbell Soup Co.	5,670	245,398
Hershey Co.	3,634	353,334
Kellogg Co.	4,846	295,945
Kraft Foods Group, Inc.	2,781	149,952
Mead Johnson Nutrition Co.	2,219	185,863
Mondelez International, Inc., Class A	11,813	416,999

		1,647,491

GAS UTILITIES—0.2%
AGL Resources, Inc.	5,725	270,392

HEALTH CARE EQUIPMENT & SUPPLIES—2.7%
Abbott Laboratories	12,087	463,295
Baxter International, Inc.	11,801	820,760
Boston Scientific Corp.(a)	32,126	386,154
Covidien plc	8,857	603,162
Edwards Lifesciences Corp.(a)	2,620	172,291
Intuitive Surgical, Inc.(a)	511	196,265
Medtronic, Inc.	13,250	760,417
Stryker Corp.	5,228	392,832
Zimmer Holdings, Inc.	2,886	268,946

		4,064,122

HEALTH CARE PROVIDERS & SERVICES—0.5%
DaVita HealthCare Partners, Inc.(a)	4,292	271,984
Express Scripts Holding Co.(a)	3,025	212,476
UnitedHealth Group, Inc.	3,826	288,098

		772,558

HEALTH CARE TECHNOLOGY—0.3%
Cerner Corp.(a)	8,234	458,963

HOTELS, RESTAURANTS & LEISURE—2.4%
Chipotle Mexican Grill, Inc.(a)	523	278,644
Marriott International, Inc., Class A	5,438	268,419
McDonald’s Corp.	9,061	879,189
Starbucks Corp.	15,692	1,230,096
Starwood Hotels & Resorts Worldwide, Inc.	6,087	483,612
Yum! Brands, Inc.	6,767	511,653

		3,651,613

HOUSEHOLD DURABLES—0.1%
Whirlpool Corp.	761	119,371

HOUSEHOLD PRODUCTS—2.5%
Colgate-Palmolive Co.	11,452	746,785
Kimberly-Clark Corp.	8,229	859,601
Procter & Gamble Co.	26,136	2,127,732

		3,734,118

INDUSTRIAL CONGLOMERATES—1.2%
3M Co.	13,321	1,868,270

	SHARES	FAIR VALUE
COMMON STOCKS—98.8%, continued
INSURANCE—1.7%
Aflac, Inc.	4,154	$277,487
Aon plc	5,036	422,470
Berkshire Hathaway, Inc., Class B(a)	2,515	298,178
Chubb Corp.	4,619	446,334
Prudential Financial, Inc.	9,822	905,785
Travelers Cos., Inc.	2,642	239,207

		2,589,461

INTERNET & CATALOG RETAIL—3.0%
Amazon.com, Inc.(a)	6,866	2,738,092
Expedia, Inc.	2,388	166,348
Netflix, Inc.(a)	1,218	448,431
priceline.com, Inc.(a)	1,030	1,197,272

		4,550,143

INTERNET SOFTWARE & SERVICES—6.2%
Akamai Technologies, Inc.(a)	5,069	239,156
eBay, Inc.(a)	16,367	898,385
Facebook, Inc., Class A(a)	28,843	1,576,558
Google, Inc., Class A(a)	5,029	5,636,051
VeriSign, Inc.(a)	5,480	327,594
Yahoo!, Inc.(a)	17,787	719,306

		9,397,050

IT SERVICES—5.7%
Accenture plc, Class A	9,914	815,129
Automatic Data Processing, Inc.	11,012	889,880
Cognizant Technology Solutions Corp., Class A(a)	5,990	604,870
Fiserv, Inc.(a)	5,400	318,870
International Business Machines Corp.	8,636	1,619,855
Mastercard, Inc., Class A	2,268	1,894,823
Paychex, Inc.	5,970	271,814
Teradata Corp.(a)	1,606	73,057
Visa, Inc., Class A	10,194	2,270,000

		8,758,298

LIFE SCIENCES TOOLS & SERVICES—0.9%
Agilent Technologies, Inc.	5,785	330,844
Life Technologies Corp.(a)	4,642	351,864
Thermo Fisher Scientific, Inc.	6,472	720,657

		1,403,365

MACHINERY—1.4%
Deere & Co.	7,779	710,456
Illinois Tool Works, Inc.	8,492	714,007
Ingersoll-Rand plc	4,358	268,453
Parker Hannifin Corp.	2,984	383,862

		2,076,778

MEDIA—6.9%
CBS Corp., Class B	13,368	852,076
Comcast Corp., Class A	52,868	2,747,286
DIRECTV(a)	11,407	788,110
Discovery Communications, Inc., Class A(a)	6,791	614,042
Gannett Co., Inc.	6,184	182,923
Omnicom Group, Inc.	3,764	279,929

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Growth Index Fund
December 31, 2013

	SHARES	FAIR VALUE
COMMON STOCKS—98.8%, continued
MEDIA—6.9%, continued
Time Warner Cable, Inc.	6,397	$866,793
Time Warner, Inc.	18,203	1,269,113
Viacom, Inc., Class B	10,061	878,728
Walt Disney Co.	27,439	2,096,339

		10,575,339

MULTILINE RETAIL—0.2%
Dollar Tree, Inc.(a)	3,712	209,431
Target Corp.	2,531	160,136

		369,567

OIL, GAS & CONSUMABLE FUELS—3.8%
ConocoPhillips	11,048	780,541
EOG Resources, Inc.	6,935	1,163,970
EQT Corp.	4,010	360,018
Hess Corp.	3,235	268,505
Kinder Morgan, Inc.	5,228	188,208
Marathon Oil Corp.	7,281	257,019
Murphy Oil Corp.	3,439	223,122
Noble Energy, Inc.	7,778	529,760
Phillips 66	3,335	257,229
Pioneer Natural Resources Co.	4,090	752,846
Southwestern Energy Co.(a)	5,272	207,348
Spectra Energy Corp.	14,393	512,679
Williams Cos., Inc.	8,576	330,776

		5,832,021

PHARMACEUTICALS—6.0%
AbbVie, Inc.	29,064	1,534,870
Actavis plc(a)	3,223	541,464
Allergan, Inc./United States	4,698	521,854
Bristol-Myers Squibb Co.	22,468	1,194,174
Eli Lilly & Co.	7,061	360,111
Johnson & Johnson	31,098	2,848,266
Merck & Co., Inc.	31,204	1,561,760
Mylan, Inc.(a)	8,313	360,784
Perrigo Co. plc	1,848	283,594

		9,206,877

PROFESSIONAL SERVICES—0.2%
Robert Half International, Inc.	6,317	265,251

REAL ESTATE INVESTMENT TRUSTS (REITS)—1.6%
American Tower Corp.	10,594	845,613
Public Storage	3,142	472,934
Simon Property Group, Inc.	5,204	791,841
Weyerhaeuser Co.	9,414	297,200

		2,407,588

ROAD & RAIL—1.6%
Kansas City Southern	2,586	320,224
Norfolk Southern Corp.	7,484	694,740
Union Pacific Corp.	8,531	1,433,208

		2,448,172

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.7%
Altera Corp.	5,948	193,489

	PRINCIPAL AMOUNT/ SHARES	FAIR VALUE
COMMON STOCKS—98.8%, continued
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.7%, continued
Analog Devices, Inc.	5,281	$268,961
Broadcom Corp., Class A	6,525	193,466
Intel Corp.	21,397	555,466
Micron Technology, Inc.(a)	26,722	581,471
Texas Instruments, Inc.	18,499	812,291

		2,605,144

SOFTWARE—5.7%
Adobe Systems, Inc.(a)	5,512	330,058
Autodesk, Inc.(a)	4,626	232,827
Citrix Systems, Inc.(a)	3,452	218,339
Intuit, Inc.	6,883	525,310
Microsoft Corp.	126,662	4,740,959
Oracle Corp.	41,356	1,582,281
Red Hat, Inc.(a)	3,075	172,323
Salesforce.com, Inc.(a)	12,396	684,135
Symantec Corp.	10,288	242,591

		8,728,823

SPECIALTY RETAIL—3.0%
Bed Bath & Beyond, Inc.(a)	2,655	213,197
Gap, Inc.	3,876	151,474
Home Depot, Inc.	20,901	1,720,988
Lowe’s Cos., Inc.	17,846	884,269
O’Reilly Automotive, Inc.(a)	1,963	252,658
Ross Stores, Inc.	4,571	342,505
TJX Cos., Inc.	16,661	1,061,806

		4,626,897

TEXTILES, APPAREL & LUXURY GOODS—2.1%
Coach, Inc.	6,796	381,460
Fossil Group, Inc.(a)	1,418	170,075
NIKE, Inc., Class B	12,530	985,359
Ralph Lauren Corp.	1,097	193,697
VF Corp.	22,808	1,421,851

		3,152,442

TRADING COMPANIES & DISTRIBUTORS—0.3%
Fastenal Co.	3,809	180,965
W.W. Grainger, Inc.	1,104	281,984

		462,949

WIRELESS TELECOMMUNICATION SERVICES—0.4%
Crown Castle International Corp.(a)	7,430	545,585

TOTAL COMMON STOCKS		150,434,161

CORPORATE NOTES—1.0%
COMMUNITY DEVELOPMENT—1.0%
Everence Community Investment, Inc., 1.00%, 12/15/15+(b)	$453,000	454,034
Everence Community Investment, Inc., 1.00%, 11/30/16+(b)	135,000	135,308
Everence Community Investment, Inc., 1.50%, 12/15/14+(b)	175,000	176,218

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Growth Index Fund
December 31, 2013

	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE NOTES—1.0%, continued
COMMUNITY DEVELOPMENT—1.0%, continued
Everence Community Investment, Inc., 1.50%, 11/30/16+(b)	$230,000	$231,669
Everence Community Investment, Inc., 1.50%, 12/15/16+(b)	566,000	570,106

TOTAL CORPORATE NOTES		1,567,335

TOTAL INVESTMENTS (Cost* $106,010,619)—99.8%		$152,001,496
Other assets in excess of liabilities—0.2%		283,986

NET ASSETS—100%		$152,285,482

+	Variable rate security. Rates presented are the rates in effect at December 31, 2013.
(a)	Non-income producing securities.
(b)	Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been fair valued by the Pricing Committee and have been deemed illiquid under guidelines established by the Board of Trustees:

Security	Yield	Principal Amount	Acquisition Date
Everence Community Investment, Inc.	1.00%	$453,000	12/2012
Everence Community Investment, Inc.	1.00%	135,000	12/2010
Everence Community Investment, Inc.	1.50%	175,000	9/2011
Everence Community Investment, Inc.	1.50%	230,000	12/2010
Everence Community Investment, Inc.	1.50%	566,000	12/2012

At December 31, 2013, these securities had an aggregate market value of $1,567,335, representing 1.0% of net assets.

*	Represents cost for financial reporting purposes.

plc	—	Public Liability Company
REIT	—	Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Small Cap Fund

Annual report to shareholders

Portfolio Manager’s Commentary

The Praxis Small Cap Fund’s Class A Shares (without load) gained 34.63 percent versus the Russell 2000’s advance of 38.82 percent in 2013. The benchmark’s performance represents one of the strongest performance years in the history of small cap stocks. The market got an additional boost in the latter part of 2013 as investors refocused on improving economic growth after multiple Government influenced uncertainties were finally resolved; namely the Federal Reserve’s decision to “taper,” Janet Yellen being nominated as the next Federal Reserve Chair, and Congress reaching a budget agreement.

The U.S. economy continues to expand and is viewed as now strong enough to allow the Federal Reserve to begin tapering its very accommodative monetary policy. We view this as a positive. Increased output and consumption, improved labor markets, and increased confidence should result in a stronger economy as we enter 2014. The stock market’s gains in 2013 were partially based on this improving outlook. Our positive outlook is not without risks. Global insecurity, high oil prices, fiscal and monetary policy, and the upcoming debt ceiling debate in Washington are just a few of the risks we monitor closely. Overall, we expect the stock market to trend higher as continued economic growth, combined with low interest rates, should support additional corporate profit growth, stock buybacks, dividend increases and additional merger and acquisition activity. That said, a consolidation or pullback would not surprise us given the recent strength in the markets.

The Russell 2000’s strong performance in 2013 was broad based as all sectors posted double digit gains. The Healthcare sector (led by the highly volatile, early cycle Bio-Tech companies) gained more than 50 percent. The defensive Utilities sector, while up, was the laggard for the year. As expected, in a big up market, the best performing areas in the benchmark were the smaller market cap, lower priced, higher beta companies. We saw a leadership transition to the higher quality companies during the back half of 2013 as the more profitable companies, those with the highest return on equity, also outperformed. While the higher quality companies started leading the benchmark, 2013’s advance was clearly led by the lower quality companies. The markets rotation towards higher quality companies is a welcome transition for your high quality focused Fund.

The Fund continued its strong performance that began in May when the market began rotating away from the interest rate theme and towards higher quality companies. For the year, our sector allocation decisions were additive while our stock selection decisions, relative to the benchmark, detracted from our overall results. Our stocks in all sectors contributed positively to our results and the relative performance of our Financials sector stocks was a big contributor. Stock selection weakness relative to the benchmark was present in several sectors but stocks in the Consumer Discretionary sector were especially weak and detracted from our results. Being underweight the underperforming Financials (by being underweight the lagging REIT’s) and underweight the lagging Utilities sector benefitted our sector allocation decisions. Overall, we are pleased with our absolute and relative returns as your high quality Fund was able to keep up in this strong market.

Our investment strategy is to identify competitively advantaged companies that generate strong financial returns with good reinvestment opportunities and purchase these stocks at attractive prices. We believe this strategy of investing in competitively advantaged companies with viable strategies to increase the value of their businesses will continue to be beneficial for our investors. Our goal is to generate superior returns over time relative to our benchmark and to minimize the risk (volatility) of the portfolio.

The management of our investment process truly maximizes our internal, research-intensive investment process. By incorporating the total research capabilities of the firm, we are constantly identifying and analyzing companies that meet our stringent criteria. We believe our consistent investment disciplines have produced a winning investment strategy, and have us well positioned going forward.

Steven R. Purvis, CFA®

Praxis Small Cap Fund Manager

Luther King Capital Management

The views expressed are those of the Portfolio Manager as of Dec. 31, 2013, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Small Cap Fund

Performance Review

Growth of $10,000 investment from 5/1/07 to 12/31/13

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 5/1/07 to 12/31/13, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Since Inception	Expense Ratio** Gross / Net
Small Cap Fund
Class A (Without Load)	5/1/07	34.63%	15.82%	21.58%	6.75%	1.92%	1.73%
Class A *	5/1/07	27.54%	13.76%	20.28%	5.90%
Class I	5/1/07	35.53%	16.52%	22.20%	7.23%	1.06%	1.06%
Russell 2000 Index[1]		38.82%	15.67%	20.08%	6.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2013. Contractual fee waivers are in effect from May 1, 2013 through April 30, 2014 for Class A.

1    The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Small Cap Fund
December 31, 2013

	SHARES	FAIR VALUE
COMMON STOCKS—97.5%
AEROSPACE & DEFENSE—1.3%
Hexcel Corp.(a)	22,715	$1,015,133

AUTOMOBILES—1.4%
Thor Industries, Inc.	19,190	1,059,864

BIOTECHNOLOGY—1.0%
Exact Sciences Corp.(a)	67,150	784,984

BUILDING PRODUCTS—1.0%
Armstrong World Industries, Inc.(a)	13,747	791,965

CAPITAL MARKETS—2.4%
Evercore Partners, Inc., Class A	14,885	889,825
HFF, Inc., Class A(a)	35,830	962,036

		1,851,861

CHEMICALS—1.2%
PolyOne Corp.	25,840	913,444

COMMERCIAL BANKS—10.4%
BancorpSouth, Inc.	46,353	1,178,293
Columbia Banking System, Inc.	34,470	948,270
Community Bank System, Inc.	25,640	1,017,395
First Horizon National Corp.	55,100	641,915
Hancock Holding Co.	18,630	683,348
Hanmi Financial Corp.	10,295	225,358
Home Bancshares, Inc.	35,980	1,343,853
Prosperity Bancshares, Inc.	14,830	940,074
Texas Capital Bancshares, Inc.(a)	17,035	1,059,577

		8,038,083

COMMUNICATIONS EQUIPMENT—3.7%
Ciena Corp.(a)	45,200	1,081,636
Infinera Corp.(a)	73,910	722,840
Ixia(a)	35,275	469,510
Ruckus Wireless, Inc.(a)	42,475	603,145

		2,877,131

CONSTRUCTION & ENGINEERING—0.6%
Primoris Services Corp.	13,930	433,641

CONSTRUCTION MATERIALS—0.8%
Headwaters, Inc.(a)	59,590	583,386

CONTAINERS & PACKAGING—1.2%
Greif, Inc., Class A	17,615	923,026

DISTRIBUTORS—1.2%
Pool Corp.	16,315	948,554

DIVERSIFIED CONSUMER SERVICES—1.7%
DeVry Education Group, Inc.	10,845	384,997
Hillenbrand, Inc.	31,385	923,347

		1,308,344

DIVERSIFIED FINANCIAL SERVICES—1.0%
MarketAxess Holdings, Inc.	11,370	760,312

ELECTRICAL EQUIPMENT—1.4%
Franklin Electric Co., Inc.	24,900	1,111,536

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.2%
Belden, Inc.	18,655	1,314,245
Coherent, Inc.(a)	5,335	396,870

		1,711,115

	SHARES	FAIR VALUE
COMMON STOCKS—97.5%, continued
ENERGY EQUIPMENT & SERVICES—0.7%
Atwood Oceanics, Inc.(a)	10,855	$579,548

FOOD & STAPLES RETAILING—1.5%
Casey’s General Stores, Inc.	13,970	981,393
Chefs’ Warehouse, Inc.(a)	6,975	203,391

		1,184,784

HEALTH CARE EQUIPMENT & SUPPLIES—5.3%
Cyberonics, Inc.(a)	15,315	1,003,286
DexCom, Inc.(a)	35,590	1,260,242
Endologix, Inc.(a)	54,090	943,329
Spectranetics Corp.(a)	34,572	864,300

		4,071,157

HEALTH CARE PROVIDERS & SERVICES—3.8%
Acadia Healthcare Co., Inc.(a)	8,315	393,549
MWI Veterinary Supply, Inc.(a)	7,420	1,265,778
Team Health Holdings, Inc.(a)	27,310	1,243,970

		2,903,297

HOTELS, RESTAURANTS & LEISURE—1.8%
Bloomin’ Brands, Inc.(a)	25,830	620,178
Orient-Express Hotels Ltd., Class A(a)	53,104	802,402

		1,422,580

HOUSEHOLD DURABLES—0.6%
Ethan Allen Interiors, Inc.	13,980	425,272

INDUSTRIAL CONGLOMERATES—1.0%
Raven Industries, Inc.	18,550	763,147

INSURANCE—1.9%
AmTrust Financial Services, Inc.	15,777	515,750
Endurance Specialty Holdings Ltd.	16,340	958,668

		1,474,418

INTERNET SOFTWARE & SERVICES—1.9%
IntraLinks Holdings, Inc.(a)	58,189	704,669
LogMeIn, Inc.(a)	22,845	766,450

		1,471,119

IT SERVICES—4.0%
Acxiom Corp.(a)	37,490	1,386,380
Euronet Worldwide, Inc.(a)	19,450	930,683
Sapient Corp.(a)	45,515	790,140

		3,107,203

LEISURE EQUIPMENT & PRODUCTS—0.7%
Arctic Cat, Inc.	8,920	508,262

MACHINERY—7.5%
Actuant Corp., Class A	24,855	910,687
Barnes Group, Inc.	25,530	978,054
Chart Industries, Inc.(a)	6,955	665,176
Harsco Corp.	21,750	609,653
Manitowoc Co., Inc.	41,760	973,843
Middleby Corp.(a)	4,185	1,004,275
Trimas Corp.(a)	16,291	649,848

		5,791,536

MARINE—0.8%
Diana Shipping, Inc.(a)	48,690	647,090

See accompanying notes to financial statements.

Schedule of Portfolio Investments, continued

Praxis Small Cap Fund
December 31, 2013

	SHARES	FAIR VALUE
COMMON STOCKS—97.5%, continued
MEDIA—2.2%
Cinemark Holdings, Inc.	28,125	$937,406
Loral Space & Communications, Inc.(a)	9,800	793,604

		1,731,010

METALS & MINING—2.0%
Carpenter Technology Corp.	9,970	620,134
Commercial Metals Co.	45,765	930,402

		1,550,536

OIL, GAS & CONSUMABLE FUELS—4.2%
Approach Resources, Inc.(a)	29,800	574,842
Athlon Energy, Inc.(a)	35,324	1,068,551
Bill Barrett Corp.(a)	13,985	374,518
Kodiak Oil & Gas Corp.(a)	60,445	677,589
Sanchez Energy Corp.(a)	23,633	579,245

		3,274,745

PHARMACEUTICALS—1.8%
Akorn, Inc.(a)	56,617	1,394,477

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.9%
Rambus, Inc.(a)	72,135	683,118

SOFTWARE—9.0%
ACI Worldwide, Inc.(a)	17,535	1,139,775
Allot Communications Ltd.(a)	36,435	552,355
Aspen Technology, Inc.(a)	24,450	1,022,010
Bottomline Technologies de, Inc.(a)	27,940	1,010,310
Interactive Intelligence Group, Inc.(a)	18,155	1,222,921
Mentor Graphics Corp.	28,130	677,089
NICE Systems Ltd., ADR	15,690	642,662
Pegasystems, Inc.	13,290	653,602

		6,920,724

SPECIALTY RETAIL—3.8%
DSW, Inc., Class A	14,035	599,715
Genesco, Inc.(a)	5,700	416,442
Group 1 Automotive, Inc.	8,090	574,552
Guess?, Inc.	25,210	783,275
Select Comfort Corp.(a)	25,235	532,206

		2,906,190

TEXTILES, APPAREL & LUXURY GOODS—5.0%
Fifth & Pacific Cos., Inc.(a)	41,835	1,341,648
Oxford Industries, Inc.	12,285	991,031
Skechers U.S.A., Inc., Class A(a)	17,100	566,523
Wolverine World Wide, Inc.	28,100	954,276

		3,853,478

THRIFTS & MORTGAGE FINANCE—0.7%
Capitol Federal Financial, Inc.	46,040	557,544

TRADING COMPANIES & DISTRIBUTORS—3.9%
Applied Industrial Technologies, Inc.	16,435	806,794
Beacon Roofing Supply, Inc.(a)	10,635	428,378

	PRINCIPAL AMOUNT/ SHARES	FAIR VALUE
COMMON STOCKS—97.5%, continued
TRADING COMPANIES & DISTRIBUTORS—3.9%, continued
MRC Global, Inc.(a)	19,935	$643,103
WESCO International, Inc.(a)	12,145	1,106,045

		2,984,320

TOTAL COMMON STOCKS		75,317,934

CORPORATE NOTES—1.0%
COMMUNITY DEVELOPMENT—1.0%
Everence Community Investment, Inc., 1.00%, 11/30/13+(b)	$280,000	280,639
Everence Community Investment, Inc., 1.50%, 11/30/13+(b)	195,000	196,415
Everence Community Investment, Inc., 1.50%, 12/15/14+(b)	275,000	276,914

TOTAL CORPORATE NOTES		753,968

TOTAL INVESTMENTS (Cost* $49,830,024)—98.5%		$76,071,902
Other assets in excess of liabilities—1.5%		1,154,824

NET ASSETS—100%		$77,226,726

+	Variable rate security. Rates presented are the rates in effect at December 31, 2013.
(a)	Non-income producing securities.
(b)	Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been fair valued by the Pricing Committee and have been deemed illiquid under guidelines established by the Board of Trustees:

Security	Yield	Principal Amount	Acquisition Date
Everence Community Investment, Inc.	1.00%	$280,000	12/2010
Everence Community Investment, Inc.	1.50%	195,000	12/2010
Everence Community Investment, Inc.	1.50%	275,000	9/2011

At December 31, 2013, these securities had an aggregate market value of $753,968, representing 1.0% of net assets.

*	Represents cost for financial reporting purposes.

ADR	—	American Depositary Receipt

See accompanying notes to financial statements.

Praxis Genesis Portfolios

Annual report to shareholders

Portfolio Managers’ Commentary

During a period when the U.S. economy gradually showed signs of improvement and Europe tentatively emerged from recession, investors embraced risk and piled into stocks. The sentiment was particularly strong in the U.S. as investors favored small cap stocks that benefit most from a strengthening domestic economy. Around the globe, developed markets generated substantial gains while emerging markets faltered on investor concerns about growth and the potentially negative impact of a change in U.S. Federal Reserve policy.

On the other end of the risk spectrum, bonds posted their first negative return since 1999 as investors anticipated a shift in Federal Reserve policy that would lead to higher interest rates.

The strong performance of stocks relative to bonds in the market generally was reflected in the returns of the Genesis allocation funds, with the Genesis Growth Portfolio outperforming the Genesis Conservative Portfolio.

The Genesis Conservative Portfolio’s Class A Shares (without load) 6.28 percent return outperformed the Barclays Aggregate Bond Index’s -2.03 percent return during the year. The Conservative Portfolio’s allocation to stocks, which outperformed bonds by a wide margin, contributed to the Portfolio’s strong relative performance.

The Genesis Balanced Portfolio’s Class A Shares (without load) 15.30 percent return trailed the Russell 3000 Index’s 33.55 percent return during the year. The Balanced Portfolio’s strategic allocation to bonds, which underperformed stocks by a wide margin, hindered the fund from keeping pace with the benchmark.

The Genesis Growth Portfolio’s Class A Shares (without load) 21.28 percent return also trailed the Russell 3000 Index’s 33.55 percent return during the year. Despite a higher allocation to stocks than Genesis Balanced Portfolio, the Growth Portfolio’s modest allocation to bonds kept it from matching the strong returns of the benchmark.

Each of the Portfolios benefited from the relative outperformance of the Class I Shares of the Praxis Value Index and Praxis Intermediate Income Funds versus their respective benchmarks. In contrast, the relative underperformance of the Praxis Small Cap Fund and, to a lesser extent, the Praxis Growth Index and Praxis International Index Funds, versus their respective benchmarks detracted from fund performance.

The underlying investments in the Genesis Portfolios are the other Praxis Mutual Funds, including four equity funds and one fixed income fund, which are held in proportions matching the risk profile of each of the Genesis Portfolios. We take a long-term approach in assigning weights to the various underlying Funds, relying on the premise that higher risk equity funds are expected to generate higher long-term returns than lower risk fixed income investments. This assumption held true during 2013, with the exception that the Praxis International Index Fund’s investments in emerging markets countries, which arguably are the riskiest equity class in the Funds, lost value during the period and dampened the return of the Fund.

Chad Horning, CFA®

Praxis Genesis Portfolios Co-Manager

Everence Financial

Dale Snyder, CFA®

Praxis Genesis Portfolios Co-Manager

Everence Financial

The views expressed are those of the Portfolio Manager as of Dec. 31, 2013, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Genesis Conservative Portfolio

Performance Review

Growth of $10,000 investment from 12/31/09 to 12/31/13

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/09 to 12/31/13, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Since Inception	Expense Ratio** Gross / Net
Genesis Conservative Portfolio
Class A (Without Load)	12/31/09	6.28%	5.47%	6.15%	1.27%	1.23%
Class A *	12/31/09	0.68%	3.58%	4.74%
Barclays Capital Aggregate Bond Index[1]		-2.03%	3.26%	4.03%
Composite Benchmark[2]		6.72%	6.57%	7.07%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A.

**   Reflects the expense ratios as reported in the Prospectus dated April 30, 2013. Contractual fee waivers are in effect from May 1, 2013 through April 30, 2014 for Class A.

1     Barclay’s Capital Aggregate Bond Index is an unmanaged index composed of the Barclay’s Capital Government/Credit Index and the Barclay’s Capital Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

2     The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclay’s Capital Aggregate Bond Index (70%), the MSCI EAFE Index (7.50%), the Russell 1000 Index (20%) and the Russell 2000 Index (2.50%).

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Genesis Conservative Portfolio
December 31, 2013

	SHARES	FAIR VALUE
MUTUAL FUNDS—100.1%
DEBT FUND—69.3%
Praxis Intermediate Income Fund, Class I(a)	1,221,966	$12,500,713

EQUITY FUND—30.8%
Praxis Growth Index Fund, Class I(a)	121,490	1,855,145
Praxis International Index Fund, Class I(a)	130,450	1,395,816
Praxis Small Cap Fund, Class I(a)	32,123	457,751
Praxis Value Index Fund, Class I(a)	166,128	1,850,669

		5,559,381

TOTAL MUTUAL FUNDS		18,060,094

TOTAL INVESTMENTS (Cost* $16,853,396)—100.1%		$18,060,094
Liabilities in excess of other assets—(0.1)%		(15,477)

NET ASSETS—100%		$18,044,617

(a)	Affiliated fund.
*	Represents cost for financial reporting purposes.

See accompanying notes to financial statements.

Praxis Genesis Balanced Portfolio

Performance Review

Growth of $10,000 investment from 12/31/09 to 12/31/13

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/09 to 12/31/13, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Since Inception	Expense Ratio** Gross / Net
Genesis Balanced Portfolio
Class A (Without Load)	12/31/09	15.30%	8.17%	8.84%	1.33%	1.32%
Class A *	12/31/09	9.22%	6.23%	7.40%
Russell 3000 Index[1]		33.55%	16.25%	16.10%
Composite Benchmark[2]		16.41%	9.77%	10.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A.

**   Reflects the expense ratios as reported in the Prospectus dated April 30, 2013. Contractual fee waivers are in effect from May 1, 2013 through April 30, 2014 for Class A.

1     The Russell 3000 Index is a widely recognized unmanaged market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.

2     The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclay’s Capital Aggregate Bond Index (40%), the MSCI EAFE Index (15%), the Russell 1000 Index (35%) and the Russell 2000 Index (10%).

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Genesis Balanced Portfolio
December 31, 2013

	SHARES	FAIR VALUE
MUTUAL FUNDS—100.2%
DEBT FUND—39.2%
Praxis Intermediate Income Fund, Class I(a)	2,054,082	$21,013,254

EQUITY FUND—61.0%
Praxis Growth Index Fund, Class I(a)	625,545	9,552,071
Praxis International Index Fund, Class I(a)	767,110	8,208,079
Praxis Small Cap Fund, Class I(a)	378,121	5,388,231
Praxis Value Index Fund, Class I(a)	856,081	9,536,737

		32,685,118

TOTAL MUTUAL FUNDS		53,698,372

TOTAL INVESTMENTS (Cost* $45,266,523)—100.2%		$53,698,372
Liabilities in excess of other assets—(0.2)%		(84,778)

NET ASSETS—100%		$53,613,594

(a)	Affiliated fund.
*	Represents cost for financial reporting purposes.

See accompanying notes to financial statements.

Praxis Genesis Growth Portfolio

Performance Review

Growth of $10,000 investment from 12/31/09 to 12/31/13

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/09 to 12/31/13, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Year Ended	Since Inception	Expense Ratio** Gross / Net
Genesis Growth Portfolio
Class A (Without Load)	12/31/09	21.28%	9.83%	10.53%	1.50%	1.37%
Class A *	12/31/09	14.93%	7.86%	9.06%
Russell 3000 Index[1]		33.55%	16.25%	16.10%
Composite Benchmark[2]		23.27%	11.84%	11.94%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A.

**   Reflects the expense ratios as reported in the Prospectus dated April 30, 2013. Contractual fee waivers are in effect from May 1, 2013 through April 30, 2014 for Class A.

1    The Russell 3000 Index is a widely recognized unmanaged market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.

2    The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclay’s Capital Aggregate Bond Index (20%), the MSCI EAFE Index (20%), the Russell 1000 Index (45%) and the Russell 2000 Index (15%).

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Portfolio Investments

Praxis Genesis Growth Portfolio
December 31, 2013

	SHARES	FAIR VALUE
MUTUAL FUNDS—100.1%
DEBT FUND—19.5%
Praxis Intermediate Income Fund, Class I(a)	870,432	$8,904,518

EQUITY FUND—80.6%
Praxis Growth Index Fund, Class I(a)	681,678	10,409,221
Praxis International Index Fund, Class I(a)	874,799	9,360,347
Praxis Small Cap Fund, Class I(a)	480,854	6,852,176
Praxis Value Index Fund, Class I(a)	925,327	10,308,141

		36,929,885

TOTAL MUTUAL FUNDS		45,834,403

TOTAL INVESTMENTS (Cost* $36,210,766)—100.1%		$45,834,403
Liabilities in excess of other assets—(0.1)%		(40,972)

NET ASSETS—100%		$45,793,431

(a)	Affiliated fund.
*	Represents cost for financial reporting purposes.

See accompanying notes to financial statements.

Statements of assets & liabilities

December 31, 2013

	Praxis Intermediate Income Fund	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Fund

Assets
Total investment securities, at cost	$342,191,406	$143,571,148	$82,813,118	$106,010,619	$49,830,024

Investments in unaffiliated securities, at fair value	$343,049,812	$168,570,805	$107,951,523	$150,434,161	$75,317,934
Investments in affiliates, at fair value	3,896,087	1,614,759	1,133,074	1,567,335	753,968

Total investment securities, at fair value	346,945,899	170,185,564	109,084,597	152,001,496	76,071,902
Cash	14,225,404	285,998	—	271,795	1,237,698
Receivable for investments sold	97,019	11,564,252	426,437	—	—
Receivable for capital shares sold	995,072	154,682	195,375	111,455	69,456
Receivable for dividends and interest	2,921,572	240,958	132,448	156,538	43,043
Receivable for tax reclaims	—	16,839	—	53,557	—
Prepaid expenses	30,370	13,947	8,411	12,824	6,588

Total Assets	365,215,336	182,462,240	109,847,268	152,607,665	77,428,687

Liabilities
Bank overdraft	—	—	250,932	—	—
Payable for capital shares redeemed	199,736	126,879	92,042	145,434	90,331
Payable for investments purchased	2,287,198	11,879,233	—	—	—
Accrued expenses and other payables:
Investment advisory fees	119,236	85,624	27,597	38,376	55,274
Administration fees	27,222	3,676	5,950	26,325	5,101
Distribution fees	26,207	10,087	13,003	19,007	—
Other	177,712	95,812	63,985	93,041	51,255

Total Liabilities	2,837,311	12,201,311	453,509	322,183	201,961

Net Assets	$362,378,025	$170,260,929	$109,393,759	$152,285,482	$77,226,726

Components of Net Assets
Paid-in capital	$358,332,014	$148,216,336	$89,158,319	$121,438,948	$48,456,872
Accumulated (distributions in excess of) net investment income	14,727	(255,805)	—	—	—
Accumulated net realized gains (losses) on investments and foreign currency transactions	(723,209)	(4,291,913)	(6,036,039)	(15,148,829)	2,527,976
Net unrealized appreciation/(depreciation) on investments and foreign currency translations	4,733,406	26,582,552	26,264,405	45,987,028	26,237,910
Net unrealized appreciation/(depreciation) on investments in affiliates	21,087	9,759	7,074	8,335	3,968

Net Assets	$362,378,025	$170,260,929	$109,393,759	$152,285,482	$77,226,726

Pricing of Class A Shares
Net assets attributable to Class A shares	$69,783,662	$19,891,737	$16,275,265	$51,724,031	$8,464,600

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	6,798,038	1,868,976	1,451,859	3,404,138	613,397

Net asset value, offering price and redemption price per share	$10.27	$10.64	$11.21	$15.19	$13.80

Maximum sales charge	3.75%	5.25%	5.25%	5.25%	5.25%

Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$10.67	$11.23	$11.83	$16.03	$14.56

Pricing of Class I Shares
Net assets attributable to Class I shares	$292,594,363	$150,369,192	$93,118,494	$100,561,451	$68,762,126

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	28,616,786	14,059,181	8,360,926	6,585,634	4,826,609

Net asset value and redemption price per share	$10.22	$10.70	$11.14	$15.27	$14.25

See accompanying notes to financial statements.

Statements of assets & liabilities, continued

December 31, 2013

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio

Assets
Investments in affiliates, at cost	$16,853,396	$45,266,523	$36,210,766

Investments in affiliates, at fair value	$18,060,094	$53,698,372	$45,834,403

Cash	820	36	1,309
Receivable for investments sold	4,715	29,965	—
Receivable for capital shares sold	119,815	543,060	635,318
Due from adviser	865	—	1,105
Prepaid expenses	4,744	407	344

Total Assets	18,191,053	54,271,840	46,472,479

Liabilities
Distributions payable	121,255	546,375	568,608
Payable for capital shares redeemed	3,275	47,188	25,447
Payable for investments purchased	—	—	27,108
Accrued expenses and other payables:
Investment advisory fees	—	7,481	—
Administration fees	807	1,745	1,333
Distribution fees	5,536	14,702	11,926
Other	15,563	40,755	44,626

Total Liabilities	146,436	658,246	679,048

Net Assets	$18,044,617	$53,613,594	$45,793,431

Components of Net Assets
Paid-in capital	$16,687,290	$44,521,530	$35,455,994
Accumulated (distributions in excess of) net investment income	—	—	—
Accumulated net realized gains (losses) on investments in affiliates	150,629	660,215	713,800
Net unrealized appreciation/(depreciation) on investments in affiliates	1,206,698	8,431,849	9,623,637

Net Assets	$18,044,617	$53,613,594	$45,793,431

Pricing of Class A Shares
Net assets attributable to Class A shares	$18,044,617	$53,613,594	$45,793,431

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,625,079	4,290,142	3,393,916

Net asset value, offering price and redemption price per share	$11.10	$12.50	$13.49

Maximum sales charge	5.25%	5.25%	5.25%

Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$11.72	$13.19	$14.24

See accompanying notes to financial statements.

Statements of operations

For the year ended December 31, 2013

	Praxis Intermediate Income Fund	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Fund

Investment income
Dividends	$254,248	$4,414,704	$2,472,197	$2,518,325	$517,892
Foreign tax withholding	—	(106,011)	(831)	—	—
Interest	11,179,751	—	—	—	—
Interest from affiliates	48,562	16,627	16,016	14,713	9,850

Total Investment Income	11,482,561	4,325,320	2,487,382	2,533,038	527,742

Expenses
Investment advisory fees	1,402,307	938,033	307,656	427,224	618,006
Administration fees	151,483	64,333	42,355	43,759	30,490
Distribution fees - Class A	191,218	46,600	37,977	117,777	16,987
Recoupment of waiver	—	3,957	—	45,535	—
Transfer agent fees - Class A	118,341	35,745	21,112	74,651	18,058
Transfer agent fees - Class I	4,642	3,860	4,069	4,145	4,391
Compliance service fees	64,761	27,754	20,065	28,472	12,772
Registration fees - Class A	22,551	26,752	21,551	20,566	20,617
Registration fees - Class I	21,035	20,109	20,038	20,047	16,037
Shareholder report printing fees - Class A	17,849	7,829	7,011	10,705	4,928
Shareholder report printing fees - Class I	245	11	146	131	128
Professional fees	102,605	86,771	43,759	75,295	25,996
Custodian fees	30,045	21,628	14,970	16,976	22,578
Trustee fees and expenses	61,878	24,913	16,233	23,445	11,727
Other expenses	51,780	57,426	14,986	15,040	11,575

Total Expenses Before Reductions	2,240,740	1,365,721	571,928	923,768	814,290
Expenses waived by Investment Advisor	(39,015)	—	—	—	(14,524)

Net Expenses	2,201,725	1,365,721	571,928	923,768	799,766

Net Investment Income (Loss)	9,280,836	2,959,599	1,915,454	1,609,270	(272,024)

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	583,583	(2,238,196)	7,001,424	5,770,873	9,417,386
Net realized gains (losses) on foreign currency transactions	—	(3,663)	—	(378)	—
Change in unrealized appreciation (depreciation) of investments	(14,917,144)	21,019,599	19,166,857	32,323,542	12,898,876
Change in unrealized appreciation (depreciation) of investments in affiliates	6,668	4,531	1,456	4,681	1,115
Change in unrealized appreciation (depreciation) of foreign currency translations	—	(21,363)	—	1,004	—

Net Realized and Unrealized Gains (Losses) on Investments, Investments in Affiliates and Foreign Currency Transactions	(14,326,893)	18,760,908	26,169,737	38,099,722	22,317,377

Net Change in Net Assets from Operations	$(5,046,057)	$21,720,507	$28,085,191	$39,708,992	$22,045,353

See accompanying notes to financial statements.

Statements of operations, continued

For the year ended December 31, 2013

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio

Investment income
Dividends from affiliates	$472,973	$1,108,773	$817,291

Total Investment Income	472,973	1,108,773	817,291

Expenses
Investment advisory fees	8,924	24,617	20,495
Administration fees	5,375	14,448	11,875
Distribution fees	44,620	123,080	102,474
Recoupment of waiver	613	14,383	—
Transfer agent fees	28,083	76,553	89,051
Compliance service fees	369	962	799
Registration fees	15,794	23,216	21,647
Shareholder report printing fees	6,230	13,366	16,263
Professional fees	3,946	4,787	4,544
Custodian fees	702	678	742
Trustee fees and expenses	285	767	628
Other expenses	149	378	309

Total Expenses Before Reductions	115,090	297,235	268,827
Expenses waived by Investment Advisor	(6,678)	—	(21,201)

Net Expenses	108,412	297,235	247,626

Net Investment Income (Loss)	364,561	811,538	569,665

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments in affiliates	231,272	553,232	437,077
Distribution of realized gains received from affiliates	52,435	515,974	640,736
Change in unrealized appreciation (depreciation) of investments in affiliates	439,010	5,092,192	6,282,949

Net Realized and Unrealized Gains (Losses) on Investments in Affiliates	722,717	6,161,398	7,360,762

Net Change in Net Assets from Operations	$1,087,278	$6,972,936	$7,930,427

See accompanying notes to financial statements.

Statements of changes in net assets

	Praxis Intermediate Income Fund		Praxis International Index Fund

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012

From Operations
Net investment income (loss)	$9,280,836	$9,430,269	$2,959,599	$2,446,983
Net realized gains (losses) from security transactions	583,583	4,053,360	(2,241,859)	(1,733,305)
Net change in unrealized appreciation (depreciation) on investments, investments in affiliates and foreign currency transactions	(14,910,476)	2,779,200	21,002,767	14,680,475

Net Change in Net Assets from Operations	(5,046,057)	16,262,829	21,720,507	15,394,153

Distributions to Shareholders
From net investment income
Class A	(2,000,686)	(2,237,463)	(264,179)	(224,763)
Class I	(8,406,868)	(8,264,252)	(2,858,933)	(2,285,608)
From net realized gains
Class A	(55,855)	(691,028)	—	—
Class I	(234,454)	(2,202,841)	—	—

Change in Net Assets from Distributions to Shareholders	(10,697,863)	(13,395,584)	(3,123,112)	(2,510,371)

Change in Net Assets from Capital Transactions	25,763,418	42,774,091	14,644,539	57,192,275

Change in Net Assets	10,019,498	45,641,336	33,241,934	70,076,057

Net Assets
Beginning of year	352,358,527	306,717,191	137,018,995	66,942,938

End of year	$362,378,025	$352,358,527	$170,260,929	$137,018,995

Accumulated (Distributions in Excess of) Net Investment Income	$14,727	$—	$(255,805)	$(86,938)

See accompanying notes to financial statements.

Statements of changes in net assets, continued

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Fund

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012

From Operations
Net investment income (loss)	$1,915,454	$1,214,618	$1,609,270	$680,132	$(272,024)	$285,000
Net realized gains (losses) from security transactions	7,001,424	2,673,267	5,770,495	1,540,118	9,417,386	3,686,110
Net change in unrealized appreciation (depreciation) on investments, investments in affiliates and foreign currency transactions	19,168,313	5,580,749	32,329,227	5,700,119	12,899,991	2,768,802

Net Change in Net Assets from Operations	28,085,191	9,468,634	39,708,992	7,920,369	22,045,353	6,739,912

Distributions to Shareholders
From net investment income
Class A	(340,066)	(110,133)	(389,543)	(173,208)	—	—
Class I	(2,464,942)	(1,031,011)	(1,244,235)	(495,501)	(17,379)	—
From net realized gains
Class A	—	—	—	—	(811,959)	(75,360)
Class I	—	—	—	—	(6,360,506)	(811,681)

Change in Net Assets from Distributions to Shareholders	(2,805,008)	(1,141,144)	(1,633,778)	(668,709)	(7,189,844)	(887,041)

Change in Net Assets from Capital Transactions	(760,922)	23,701,181	(25,896,367)	95,648,369	(6,859,003)	(3,294,397)

Change in Net Assets	24,519,261	32,028,671	12,178,847	102,900,029	7,996,506	2,558,474

Net Assets
Beginning of year	84,874,498	52,845,827	140,106,635	37,206,606	69,230,220	66,671,746

End of year	$109,393,759	$84,874,498	$152,285,482	$140,106,635	$77,226,726	$69,230,220

Accumulated (Distributions in Excess of) Net Investment Income	$—	$895,481	$—	$23,079	$—	$285,000

See accompanying notes to financial statements.

Statements of changes in net assets, continued

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012

From Operations
Net investment income (loss)	$364,561	$341,966	$811,538	$663,807	$569,665	$415,051
Net realized gains (losses) on investments in affiliates	231,272	344,150	553,232	1,464,500	437,077	1,347,371
Distribution of realized gains received from affiliates	52,435	107,320	515,974	199,194	640,736	127,854
Net change in unrealized appreciation (depreciation) on investments in affiliates	439,010	316,004	5,092,192	1,624,554	6,282,949	1,725,837

Net Change in Net Assets from Operations	1,087,278	1,109,440	6,972,936	3,952,055	7,930,427	3,616,113

Distributions to Shareholders
From net investment income
Class A	(365,829)	(365,818)	(810,539)	(696,655)	(568,608)	(428,627)
From net realized gains
Class A	(217,262)	(375,464)	(614,548)	(1,415,238)	(546,812)	(1,227,081)

Change in Net Assets from Distributions to Shareholders	(583,091)	(741,282)	(1,425,087)	(2,111,893)	(1,115,420)	(1,655,708)

Change in Net Assets from Capital Transactions	337,809	2,816,486	3,481,362	4,974,168	2,684,884	4,450,688

Change in Net Assets	841,996	3,184,644	9,029,211	6,814,330	9,499,891	6,411,093

Net Assets
Beginning of year	17,202,621	14,017,977	44,584,383	37,770,053	36,293,540	29,882,447

End of year	$18,044,617	$17,202,621	$53,613,594	$44,584,383	$45,793,431	$36,293,540

Accumulated (Distributions in Excess of) Net Investment Income	$—	$850	$—	$(1,154)	$—	$(1,680)

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated.

Praxis Intermediate Income Fund - Class A

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009 (a)
Net asset value at beginning of period	$10.73	$10.63	$10.43	$10.20	$9.62
Net investment income (loss)	0.25 (b)	0.27	0.34	0.37	0.43
Net realized and unrealized gains (losses) on investments	(0.42)	0.22	0.32	0.27	0.56
Total from investment operations	(0.17)	0.49	0.66	0.64	0.99
Less distributions:
Dividends from investment income	(0.28)	(0.30)	(0.35)	(0.37)	(0.41)
Distributions from net realized gains	(0.01)	(0.09)	(0.11)	(0.04)	—
Total distributions	(0.29)	(0.39)	(0.46)	(0.41)	(0.41)
Paid-in capital from redemption fees	— (c)	— (c)	—	—	—
Net asset value at end of period	$10.27	$10.73	$10.63	$10.43	$10.20
Total return (excludes sales charge)	(1.65%)	4.64%	6.43%	6.26%	10.49%
Net assets at end of period (in 000s)	$69,784	$83,494	$72,106	$67,259	$74,965
Ratio of net expenses to average net assets	0.94%	0.96%	0.96%	0.98%	0.92%
Ratio of net investment income to average net assets	2.34%	2.49%	3.19%	3.49%	4.22%
Ratio of gross expenses to average net assets*	0.99%	1.05%	1.08%	1.16%	1.27%
Portfolio turnover rate	23.68%	35.75%	36.12%	26.75%	28.56%

Praxis Intermediate Income Fund - Class I

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net asset value at beginning of period	$10.69	$10.60	$10.39	$10.17	$9.61
Net investment income (loss)	0.29 (b)	0.31	0.38	0.40	0.45
Net realized and unrealized gains (losses) on investments	(0.43)	0.21	0.33	0.27	0.57
Total from investment operations	(0.14)	0.52	0.71	0.67	1.02
Less distributions:
Dividends from investment income	(0.32)	(0.34)	(0.39)	(0.41)	(0.46)
Distributions from net realized gains	(0.01)	(0.09)	(0.11)	(0.04)	—
Total distributions	(0.33)	(0.43)	(0.50)	(0.45)	(0.46)
Paid-in capital from redemption fees	— (c)	— (c)	—	—	—
Net asset value at end of period	$10.22	$10.69	$10.60	$10.39	$10.17
Total return (excludes sales charge)	(1.26%)	4.98%	6.98%	6.60%	10.79%
Net assets at end of period (in 000s)	$292,594	$268,864	$234,612	$229,140	$176,005
Ratio of net expenses to average net assets	0.54%	0.56%	0.57%	0.58%	0.67%
Ratio of net investment income to average net assets	2.73%	2.89%	3.59%	3.86%	4.51%
Ratio of gross expenses to average net assets*	0.54%	0.56%	0.57%	0.58%	0.72%
Portfolio turnover rate	23.68%	35.75%	36.12%	26.75%	28.56%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(c)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated.

Praxis International Index Fund - Class A

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011 (a)
Net asset value at beginning of period	$9.47	$8.25	$10.00
Net investment income (loss)	0.14 (b)	0.17	0.03
Net realized and unrealized gains (losses) on investments	1.17	1.17	(1.68)
Total from investment operations	1.31	1.34	(1.65)
Less distributions:
Dividends from investment income	(0.14)	(0.12)	(0.10)
Distributions from net realized gains	—	—	—
Total distributions	(0.14)	(0.12)	(0.10)
Paid-in capital from redemption fees	— (c)	— (c)	—
Net asset value at end of period	$10.64	$9.47	$8.25
Total return (excludes sales charge)	13.86%	16.24%	(16.54%)
Net assets at end of period (in 000s)	$19,892	$18,181	$2,363
Ratio of net expenses to average net assets	1.43%	1.73%	1.73%
Ratio of net investment income to average net assets	1.36%	1.58%	0.89%
Ratio of gross expenses to average net assets*	1.43%	1.73%	4.87%
Portfolio turnover rate	11.36%	5.18%	2.44%

Praxis International Index Fund - Class I

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011 (a)
Net asset value at beginning of period	$9.51	$8.27	$10.00
Net investment income (loss)	0.20 (b)	0.18	0.12
Net realized and unrealized gains (losses) on investments	1.20	1.24	(1.73)
Total from investment operations	1.40	1.42	(1.61)
Less distributions:
Dividends from investment income	(0.21)	(0.18)	(0.12)
Distributions from net realized gains	—	—	—
Total distributions	(0.21)	(0.18)	(0.12)
Paid-in capital from redemption fees	— (c)	— (c)	—
Net asset value at end of period	$10.70	$9.51	$8.27
Total return (excludes sales charge)	14.68%	17.26%	(16.05%)
Net assets at end of period (in 000s)	$150,369	$118,838	$64,580
Ratio of net expenses to average net assets	0.80%	0.84%	0.86%
Ratio of net investment income to average net assets	1.96%	2.29%	2.25%
Ratio of gross expenses to average net assets*	0.80%	0.84%	0.86%
Portfolio turnover rate	11.36%	5.18%	2.44%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	The fund commenced operations on December 31, 2010, and commenced public offering and investment operations on January 3, 2011.
(b)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(c)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights

For a share outstanding throughout the year indicated.

Praxis Value Index Fund - Class A

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009 (a)
Net asset value at beginning of period	$8.71	$7.57	$7.95	$7.09	$5.80
Net investment income (loss)	0.14 (b)	0.28	0.12	0.14	0.10
Net realized and unrealized gains (losses) on investments	2.60	0.93	(0.40)	0.81	1.21
Total from investment operations	2.74	1.21	(0.28)	0.95	1.31
Less distributions:
Dividends from investment income	(0.24)	(0.07)	(0.10)	(0.09)	(0.02)
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.24)	(0.07)	(0.10)	(0.09)	(0.02)
Paid-in capital from redemption fees	— (c)	— (c)	—	—	—
Net asset value at end of period	$11.21	$8.71	$7.57	$7.95	$7.09
Total return (excludes sales charge)	31.33%	16.12%	(3.58%)	13.40%	22.64%
Net assets at end of period (in 000s)	$16,275	$13,591	$20,776	$24,341	$30,983
Ratio of net expenses to average net assets	1.03%	1.21%	1.32%	1.38%	1.01%
Ratio of net investment income to average net assets	1.40%	1.48%	1.19%	1.15%	1.96%
Ratio of gross expenses to average net assets*	1.03%	1.21%	1.32%	1.38%	1.33%
Portfolio turnover rate	30.38%	69.58%	29.11%	24.12%	25.72%

Praxis Value Index Fund - Class I

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net asset value at beginning of period	$8.65	$7.52	$7.91	$7.05	$5.77
Net investment income (loss)	0.20 (b)	0.09	0.15	0.17	0.14
Net realized and unrealized gains (losses) on investments	2.59	1.18	(0.37)	0.85	1.18
Total from investment operations	2.79	1.27	(0.22)	1.02	1.32
Less distributions:
Dividends from investment income	(0.30)	(0.14)	(0.17)	(0.16)	(0.04)
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.30)	(0.14)	(0.17)	(0.16)	(0.04)
Net asset value at end of period	$11.14	$8.65	$7.52	$7.91	$7.05
Total return (excludes sales charge)	32.26%	16.91%	(2.80%)	14.53%	22.82%
Net assets at end of period (in 000s)	$93,118	$71,284	$32,070	$31,865	$30,900
Ratio of net expenses to average net assets	0.48%	0.47%	0.49%	0.50%	0.73%
Ratio of net investment income to average net assets	1.95%	2.24%	2.03%	2.06%	2.28%
Ratio of gross expenses to average net assets*	0.48%	0.47%	0.49%	0.50%	0.73%
Portfolio turnover rate	30.38%	69.58%	29.11%	24.12%	25.72%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(c)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated.

Praxis Growth Index Fund - Class A

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009 (a)
Net asset value at beginning of period	$11.63	$9.96	$9.86	$8.71	$6.50
Net investment income (loss)	0.10 (b)	0.02	0.01	0.01	0.03
Net realized and unrealized gains (losses) on investments	3.58	1.70	0.10	1.14	2.20
Total from investment operations	3.68	1.72	0.11	1.15	2.23
Less distributions:
Dividends from investment income	(0.12)	(0.05)	(0.01)	—	(0.02)
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.12)	(0.05)	(0.01)	—	(0.02)
Paid-in capital from redemption fees	— (c)	— (c)	— (c)	— (c)	—
Net asset value at end of period	$15.19	$11.63	$9.96	$9.86	$8.71
Total return (excludes sales charge)	31.72%	17.15%	1.12%	13.20%	34.38%
Net assets at end of period (in 000s)	$51,724	$43,035	$3,363	$2,911	$4,714
Ratio of net expenses to average net assets	1.01%	1.08%	1.10%	1.10%	0.93%
Ratio of net investment income to average net assets	0.76%	1.08%	0.14%	0.13%	0.42%
Ratio of gross expenses to average net assets*	1.01%	1.26%	2.01%	2.68%	1.54%
Portfolio turnover rate	14.82%	82.74%	21.18%	28.55%	30.99%

Praxis Growth Index Fund - Class I

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net asset value at beginning of period	$11.68	$9.96	$9.86	$8.72	$6.51
Net investment income (loss)	0.18 (b)	0.07	0.07	0.05	0.04
Net realized and unrealized gains (losses) on investments	3.60	1.71	0.10	1.15	2.20
Total from investment operations	3.78	1.78	0.17	1.20	2.24
Less distributions:
Dividends from investment income	(0.19)	(0.06)	(0.07)	(0.06)	(0.03)
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.19)	(0.06)	(0.07)	(0.06)	(0.03)
Paid-in capital from redemption fees	— (c)	— (c)	—	—	—
Net asset value at end of period	$15.27	$11.68	$9.96	$9.86	$8.72
Total return (excludes sales charge)	32.26%	17.94%	1.73%	13.74%	34.46%
Net assets at end of period (in 000s)	$100,561	$97,072	$33,843	$29,401	$16,570
Ratio of net expenses to average net assets	0.47%	0.48%	0.50%	0.58%	0.81%
Ratio of net investment income to average net assets	1.31%	1.31%	0.75%	0.70%	0.54%
Ratio of gross expenses to average net assets*	0.47%	0.48%	0.50%	0.58%	0.87%
Portfolio turnover rate	14.82%	82.74%	21.18%	28.55%	30.99%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(c)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated.

Praxis Small Cap Fund - Class A

	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009 (a)
Net asset value at beginning of period	$11.33		$10.51	$9.95	$7.55	$5.82
Net investment income (loss)	(0.12	)(b)	(0.06)	(0.09)	(0.11)	(0.04)
Net realized and unrealized gains (losses) on investments	4.04		1.03	0.64	2.51	1.77
Total from investment operations	3.92		0.97	0.55	2.40	1.73
Less distributions:
Distributions from net realized gains	(1.45)		(0.15)	—	—	—
Total distributions	(1.45)		(0.15)	—	—	—
Paid-in capital from redemption fees	—	(c)	— (c)	0.01	— (c)	— (c)
Net asset value at end of period	$13.80		$11.33	$10.51	$9.95	$7.55
Total return (excludes sales charge)	34.63%		9.26%	5.63%	31.79%	29.73%
Net assets at end of period (in 000s)	$8,465		$5,710	$5,541	$3,341	$4,227
Ratio of net expenses to average net assets	1.69%		1.72%	1.71%	1.69%	1.49%
Ratio of net investment income to average net assets	(0.95%)		(0.34%)	(1.09%)	(1.08%)	(0.80%)
Ratio of gross expenses to average net assets*	1.90%		1.91%	2.17%	2.79%	2.34%
Portfolio turnover rate	49.25%		49.78%	67.48%	84.26%	60.33%

Praxis Small Cap Fund - Class I

	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net asset value at beginning of period	$11.59		$10.67	$10.06	$7.59	$5.84
Net investment income (loss)	(0.04	)(b)	0.06	(0.03)	(0.04)	(0.04)
Net realized and unrealized gains (losses) on investments	4.15		1.01	0.64	2.51	1.79
Total from investment operations	4.11		1.07	0.61	2.47	1.75
Less distributions:
Distributions from net realized gains	(1.45)		(0.15)	—	—	—
Total distributions	(1.45)		(0.15)	—	—	—
Paid-in capital from redemption fees	—	(c)	—	—	—	—
Net asset value at end of period	$14.25		$11.59	$10.67	$10.06	$7.59
Total return (excludes sales charge)	35.53%		10.06%	6.06%	32.54%	29.97%
Net assets at end of period (in 000s)	$68,762		$63,520	$61,130	$25,584	$18,300
Ratio of net expenses to average net assets	1.04%		1.05%	1.04%	1.08%	1.36%
Ratio of net investment income to average net assets	(0.31%)		0.50%	(0.44%)	(0.46%)	(0.66%)
Ratio of gross expenses to average net assets*	1.04%		1.05%	1.04%	1.08%	1.53%
Portfolio turnover rate	49.25%		49.78%	67.48%	84.26%	60.33%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(c)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated.

Praxis Genesis Conservative Portfolio - Class A

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010 (a)
Net asset value at beginning of period	$10.79	$10.50	$10.55	$10.00
Net investment income (loss)	0.23 (b)	0.23	0.24	0.25
Net realized and unrealized gains (losses) on investments	0.45	0.54	0.06	0.55
Total from investment operations	0.68	0.77	0.30	0.80
Less distributions:
Dividends from investment income	(0.23)	(0.24)	(0.29)	(0.25)
Distributions from net realized gains	(0.14)	(0.24)	(0.06)	—
Total distributions	(0.37)	(0.48)	(0.35)	(0.25)
Paid-in capital from redemption fees	— (c)	— (c)	— (c)	— (c)
Net asset value at end of period	$11.10	$10.79	$10.50	$10.55
Total return (excludes sales charge)	6.28%	7.42%	2.88%	8.22%
Net assets at end of period (in 000s)	$18,045	$17,203	$14,018	$12,695
Ratio of net expenses to average net assets (d)	0.61%	0.61%	0.61%	0.65%
Ratio of net investment income to average net assets (d)	2.04%	2.13%	2.31%	2.60%
Ratio of gross expenses to average net assets (d)*	0.64%	0.65%	0.78%	0.97%
Portfolio turnover rate	25.69%	30.58%	15.03%	10.08%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	For the period December 31, 2009 (commencement of operations) through December 31, 2010.
(b)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(c)	Amount is less than $0.005 per share.
(d)	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which they invest.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated.

Praxis Genesis Balanced Portfolio - Class A

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010 (a)
Net asset value at beginning of period	$11.14	$10.62	$10.91	$10.00
Net investment income (loss)	0.20 (b)	0.17	0.15	0.16
Net realized and unrealized gains (losses) on investments	1.50	0.90	(0.17)	0.91
Total from investment operations	1.70	1.07	0.02	1.07
Less distributions:
Dividends from investment income	(0.19)	(0.18)	(0.18)	(0.16)
Distributions from net realized gains	(0.15)	(0.37)	(0.09)	—
Total distributions	(0.34)	(0.55)	(0.27)	(0.16)
Paid-in capital from redemption fees	— (c)	— (c)	— (c)	—
Net asset value at end of period	$12.50	$11.14	$10.62	$10.91
Total return (excludes sales charge)	15.30%	10.11%	(0.21%)	10.88%
Net assets at end of period (in 000s)	$53,614	$44,584	$37,770	$34,182
Ratio of net expenses to average net assets (d)	0.60%	0.61%	0.61%	0.64%
Ratio of net investment income to average net assets (d)	1.65%	1.57%	1.39%	1.80%
Ratio of gross expenses to average net assets (d)*	0.60%	0.62%	0.71%	0.90%
Portfolio turnover rate	19.91%	38.48%	15.11%	7.84%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	For the period December 31, 2009 (commencement of operations) through December 31, 2010.
(b)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(c)	Amount is less than $0.005 per share.
(d)	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which they invest.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated.

Praxis Genesis Growth Portfolio - Class A

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010 (a)
Net asset value at beginning of period	$11.40	$10.68	$11.15	$10.00
Net investment income (loss)	0.17 (b)	0.13	0.08	0.10
Net realized and unrealized gains (losses) on investments	2.26	1.13	(0.33)	1.15
Total from investment operations	2.43	1.26	(0.25)	1.25
Less distributions:
Dividends from investment income	(0.17)	(0.14)	(0.10)	(0.10)
Distributions from net realized gains	(0.17)	(0.40)	(0.12)	—
Total distributions	(0.34)	(0.54)	(0.22)	(0.10)
Paid-in capital from redemption fees	— (c)	— (c)	— (c)	—
Net asset value at end of period	$13.49	$11.40	$10.68	$11.15
Total return (excludes sales charge)	21.28%	11.82%	(2.24%)	12.65%
Net assets at end of period (in 000s)	$45,793	$36,294	$29,882	$26,673
Ratio of net expenses to average net assets (d)	0.60%	0.61%	0.61%	0.64%
Ratio of net investment income to average net assets (d)	1.39%	1.22%	0.79%	1.33%
Ratio of gross expenses to average net assets (d)*	0.66%	0.74%	0.89%	1.15%
Portfolio turnover rate	20.87%	45.13%	15.54%	7.54%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	For the period December 31, 2009 (commencement of operations) through December 31, 2010.
(b)	Net investment income (loss) per share have been calculated using the average daily shares outstanding during the period.
(c)	Amount is less than $0.005 per share.
(d)	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which they invest.

See accompanying notes to financial statements.

Notes to Financial Statements

1. Organization:

The Praxis Mutual Funds (the “Trust”) is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2013, the Trust consists of the Praxis Intermediate Income Fund, the Praxis International Index Fund, the Praxis Value Index Fund, the Praxis Growth Index Fund, and the Praxis Small Cap Fund, (individually a “Fund”, collectively “the Funds”), the Praxis Genesis Conservative Portfolio, the Praxis Genesis Balanced Portfolio, and the Praxis Genesis Growth Portfolio, (individually a “Portfolio”, collectively “the Portfolios”). The Funds and Portfolios are also referred to individually as the Intermediate Income Fund, International Index Fund, Value Index Fund, Growth Index Fund, Small Cap Fund, Conservative Portfolio, Balanced Portfolio, and Growth Portfolio in the financial statements. Each Fund and Portfolio is a diversified series of the Trust.

As of December 31, 2013, the Funds offer Class A and Class I Shares and the Portfolios offer Class A Shares. Each class of shares in a Fund or Portfolio has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreements, certain other class specific expenses and income, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Class A has a maximum sales charge on purchases of 5.25 percent as a percentage of the original purchase price, except for the Intermediate Income Fund which has a maximum sales charge of 3.75 percent.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Funds and Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Securities generally are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

The Funds use various independent pricing services to value most of their investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When valuing foreign securities held by the Funds, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security closing prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established will be reviewed by Everence Capital Management, Inc. (the “Adviser”) under general supervision of the Board of Trustees (the “Board”). Securities for which market quotations are not readily available (e.g. an approved pricing service does not provide a price, certain stale prices or an event occurs that materially affects the furnished price) are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board. Short-term debt securities of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. The Portfolio’s investments in the underlying Funds (the “Underlying Funds”) are valued at the closing net asset value per share.

In certain circumstances, the Praxis Mutual Funds Valuation Procedures (“Valuation Procedures”) contemplate the Board’s delegation of the implementation of the Valuation Procedures to the Adviser. In valuing restricted securities under the Valuation Procedures, the Adviser will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Adviser report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

The Pricing Committee of the Adviser (“Pricing Committee”) has established a policy and methodology, which was approved by the Board, for pricing the Everence Community Investments notes held by several of the Praxis Funds. The methodology takes into consideration the fundamental quality of the notes, the nature and duration of restrictions on the disposition of the securities, and an evaluation of the forces that influence the market in which these securities are purchased and sold. Accordingly, the Pricing Committee applied discounts to the notes, for which there is not an active market, based on the credit quality, maturity, and liquidity characteristics of what the committee determined to be similar securities.

Notes to Financial Statements, continued

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 —	quoted prices in active markets for identical securities

•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 —	significant unobservable inputs (including the Funds’ and Portfolios’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Trust determines transfers between fair value hierarchy levels at the reporting period end.

The aggregate value by input level, as of December 31, 2013, for each Fund’s and Portfolio’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, are as follows:

Praxis Intermediate Income Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Asset Backed Securities	$—	$15,196,999	$—	$15,196,999
Commercial Mortgage Backed Securities	—	17,540,898	—	17,540,898
Corporate Bonds	—	127,412,956	—	127,412,956
Corporate Notes	—	—	3,896,087	3,896,087
Foreign Bonds	—	3,152,374	—	3,152,374
Investment Companies	4,003,618	—	—	4,003,618
Municipal Bonds	—	12,645,269	—	12,645,269
U.S. Government Agencies	—	163,097,698	—	163,097,698

Total Investments	$4,003,618	$339,046,194	$3,896,087	$346,945,899

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Corporate Notes
Balance as of December 31, 2012	$3,689,419
Proceeds from Maturities	(1,107,500)
Cost of Purchases	1,307,500
Change in unrealized appreciation (depreciation)	6,668

Balance as of December 31, 2013	$3,896,087

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2013.

The following represents quantitative information about Level 3 fair value measurements:

Investment Type	Fair value at 12/31/2013	Valuation Technique(s)	Unobservable Inputs(s)*	Range

		Fundamental quality	Credit rating	AA
Corporate Notes	$3,896,087	Nature and duration of restrictions on disposition	Discount for Lack of Marketability	0.50%

Total	$3,896,087

*	Level 3 values are based on significant unobservable inputs that reflect the Pricing Committee’s determination of assumptions that market participants might reasonably use in valuing the securities. Changes in significant unobservable inputs could cause significant changes in valuation to individual securities and in aggregate. Fair value determinations and valuation of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Changes to any of these inputs may result in significant changes to fair value measurement as follows:

Unobservable Input(s)*	Increase in Inputs Impact to Valuation	Decrease in Inputs Impact to Valuation

Fundamental quality	Increase	Decrease

Nature and duration of restrictions on disposition	Decrease	Increase

Discounts applied for lack of marketability are taken after consideration of changes in other unobservable inputs used to value these securities.

Praxis International Index Fund Valuation Inputs at Reporting Date:

Description	Level 1 (a)	Level 2 (a)	Level 3	Total

Investments at Value
Common Stocks	$168,570,805	$—	$—	$168,570,805
Corporate Notes	—	—	1,614,759	1,614,759

Total Investments	$168,570,805	$—	$1,614,759	$170,185,564

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Corporate Notes
Balance as of December 31, 2012	$1,210,228
Proceeds from Maturities	(256,000)
Cost of Purchases	656,000
Change in unrealized appreciation (depreciation)	4,531

Balance as of December 31, 2013	$1,614,759

(a)	During the year ended December 31, 2013, the Fund transferred $16,001,496 of common stock investments from Level 2 to Level 1. As of December 31, 2013, the market value of these common stock investments was $21,292,790. The transfers from Level 2 to Level 1 during the year were as a result of the Fund’s systematic application of the fair value trigger for international securities, which is described in the Securities Valuation section of Note 2.

The following represents quantitative information about Level 3 fair value measurements:

Investment Type	Fair value at 12/31/2013	Valuation Technique(s)	Unobservable Inputs(s)*	Range

		Fundamental quality	Credit rating	AA
Corporate Notes	$1,614,759	Nature and duration of restrictions on disposition	Discount for Lack of Marketability	0.50%

Total	$1,614,759

*	Level 3 values are based on significant unobservable inputs that reflect the Pricing Committee’s determination of assumptions that market participants might reasonably use in valuing the securities. Changes in significant unobservable inputs could cause significant changes in valuation to individual securities and in aggregate. Fair value determinations and valuation of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Changes to any of these inputs may result in significant changes to fair value measurement as follows:

Unobservable Input(s)*	Increase in Inputs Impact to Valuation	Decrease in Inputs Impact to Valuation

Fundamental quality	Increase	Decrease

Nature and duration of restrictions on disposition	Decrease	Increase

Discounts applied for lack of marketability are taken after consideration of changes in other unobservable inputs used to value these securities.

Praxis Value Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Common Stocks	$107,951,523	$—	$—	$107,951,523
Corporate Notes	—	—	1,133,074	1,133,074

Total Investments	$107,951,523	$—	$1,133,074	$109,084,597

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Corporate Notes
Balance as of December 31, 2012	$1,131,618
Proceeds from Maturities	(192,500)
Cost of Purchases	192,500
Change in unrealized appreciation (depreciation)	1,456

Balance as of December 31, 2013	$1,133,074

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2013.

Notes to Financial Statements, continued

The following represents quantitative information about Level 3 fair value measurements:

Investment Type	Fair value at 12/31/2013	Valuation Technique(s)	Unobservable Inputs(s)*	Range

		Fundamental quality	Credit rating	AA
Corporate Notes	$1,133,074	Nature and duration of restrictions on disposition	Discount for Lack of Marketability	0.50%

Total	$1,133,074

*	Level 3 values are based on significant unobservable inputs that reflect the Pricing Committee’s determination of assumptions that market participants might reasonably use in valuing the securities. Changes in significant unobservable inputs could cause significant changes in valuation to individual securities and in aggregate. Fair value determinations and valuation of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Changes to any of these inputs may result in significant changes to fair value measurement as follows:

Unobservable Input(s)*	Increase in Inputs Impact to Valuation	Decrease in Inputs Impact to Valuation

Fundamental quality	Increase	Decrease

Nature and duration of restrictions on disposition	Decrease	Increase

Discounts applied for lack of marketability are taken after consideration of changes in other unobservable inputs used to value these securities.

Praxis Growth Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Common Stocks	$150,434,161	$—	$—	$150,434,161
Corporate Notes	—	—	1,567,335	1,567,335

Total Investments	$150,434,161	$—	$1,567,335	$152,001,496

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Corporate Notes
Balance as of December 31, 2012	$1,162,654
Proceeds from Maturities	(531,000)
Cost of Purchases	931,000
Change in unrealized appreciation (depreciation)	4,681

Balance as of December 31, 2013	$1,567,335

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2013.

The following represents quantitative information about Level 3 fair value measurements:

Investment Type	Fair value at 12/31/2013	Valuation Technique(s)	Unobservable Inputs(s)*	Range

		Fundamental quality	Credit rating	AA
Corporate Notes	$1,567,335	Nature and duration of restrictions on disposition	Discount for Lack of Marketability	0.50%

Total	$1,567,335

*	Level 3 values are based on significant unobservable inputs that reflect the Pricing Committee’s determination of assumptions that market participants might reasonably use in valuing the securities. Changes in significant unobservable inputs could cause significant changes in valuation to individual securities and in aggregate. Fair value determinations and valuation of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Changes to any of these inputs may result in significant changes to fair value measurement as follows:

Unobservable Input(s)*	Increase in Inputs Impact to Valuation	Decrease in Inputs Impact to Valuation

Fundamental quality	Increase	Decrease

Nature and duration of restrictions on disposition	Decrease	Increase

Discounts applied for lack of marketability are taken after consideration of changes in other unobservable inputs used to value these securities.

Praxis Small Cap Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Common Stocks	$75,317,934	$—	$—	$75,317,934
Corporate Notes	—	—	753,968	753,968

Total Investments	$75,317,934	$—	$753,968	$76,071,902

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Corporate Notes
Balance as of December 31, 2012	$752,853
Proceeds from Maturities	(475,000)
Cost of Purchases	475,000
Change in unrealized appreciation (depreciation)	1,115

Balance as of December 31, 2013	$753,968

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2013.

The following represents quantitative information about Level 3 fair value measurements:

Investment Type	Fair value at 12/31/2013	Valuation Technique(s)	Unobservable Inputs(s)*	Range

		Fundamental quality	Credit rating	AA
Corporate Notes	$753,968	Nature and duration of restrictions on disposition	Discount for Lack of Marketability	0.50%

Total	$753,968

*	Level 3 values are based on significant unobservable inputs that reflect the Pricing Committee’s determination of assumptions that market participants might reasonably use in valuing the securities. Changes in significant unobservable inputs could cause significant changes in valuation to individual securities and in aggregate. Fair value determinations and valuation of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Changes to any of these inputs may result in significant changes to fair value measurement as follows:

Unobservable Input(s)*	Increase in Inputs Impact to Valuation	Decrease in Inputs Impact to Valuation

Fundamental quality	Increase	Decrease

Nature and duration of restrictions on disposition	Decrease	Increase

Discounts applied for lack of marketability are taken after consideration of changes in other unobservable inputs used to value these securities.

Praxis Genesis Conservative Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Mutual Funds	$18,060,094	$—	$—	$18,060,094

Total Investments	$18,060,094	$—	$—	$18,060,094

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2013.

Praxis Genesis Balanced Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Mutual Funds	$53,698,372	$—	$—	$53,698,372

Total Investments	$53,698,372	$—	$—	$53,698,372

Notes to Financial Statements, continued

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2013.

Praxis Genesis Growth Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Investments at Value
Mutual Funds	$45,834,403	$—	$—	$45,834,403

Total Investments	$45,834,403	$—	$—	$45,834,403

There were no transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2013.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are reflected in the Funds’ and Portfolios’ valuation no later than in the first business day following trade date. For financial reporting purposes, security transactions are accounted for on the trade date on the last business day of the reporting period. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

Community Development Investments:

The Board has authorized the Funds to make certain types of community development investments. In connection with the community development investments, the Funds have received from the Securities and Exchange Commission (“SEC”) an exemptive order that permits each of the Funds to invest a limited portion of its respective net assets in securities issued by Everence Community Investments, Inc. (“ECI”), an affiliate of the Adviser. ECI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts primarily through the sale to investors of interests in certain investment pools that it has established (the “ECI-Notes”). Assets raised through offerings of ECI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board and in compliance with the SEC’s exemptive order, would be permitted to invest up to 3 percent of its net assets in ECI-Notes. ECI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the prevailing market rate at acquisition and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. However, these investments have been determined by the Adviser and the Board as being a beneficial way to carry out each Fund’s goals for stewardship investing at the community level. In addition, these investments are valued in accordance with procedures approved by the Board.

Dividends and Distributions:

Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund and the Portfolios. Dividends from net investment income are declared and paid annually for the International Index Fund, the Value Index Fund, the Growth Index Fund, and the Small Cap Fund. To the extent the Portfolios invest in the Intermediate Income Fund and receive dividends, they will be paid monthly. Distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Portfolios first learn of the dividend. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes:

It is each Fund’s and Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions available to investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Funds will file for claims on foreign taxes withheld.

Redemption Fees:

The Funds and Portfolios will charge a redemption fee of two percent of the total redemption amount if a shareholder sells or exchanges shares after holding them for less than 30 days subject to certain exceptions and limitations described in the Prospectus. Amounts charged are included in Paid in Capital Transactions as disclosed in Note 6 to the Financial Statements.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term debt securities having maturities one year or less and U.S. Government Securities) for the year ended December 31, 2013 were as follows:

	Purchases	Sales

Intermediate Income Fund	$103,537,736	$80,553,998
International Index Fund	32,855,636	17,557,719
Value Index Fund	30,639,580	32,047,796
Growth Index Fund	21,001,731	46,738,429
Small Cap Fund	35,023,709	47,393,113
Genesis Conservative Portfolio	4,745,683	4,580,017
Genesis Balanced Portfolio	13,184,282	9,782,347
Genesis Growth Portfolio	11,296,329	8,544,470

4. Investment Transactions with Affiliates:

The Portfolios invest in the underlying Praxis Mutual Funds which are also advised by the Adviser. Therefore, the Underlying Funds are deemed affiliates, and the related activities in those investments were as follows:

	For the year ended December 31, 2013
Affiliate	Fair value at December 31, 2012	Purchase Cost	Sales Proceeds	Realized Gain/ (Loss)	Dividend Income	Shares at December 31, 2013	Fair value at December 31, 2013

Praxis Conservative Allocation Portfolio
Praxis Intermediate Income Fund	$12,656,268	$2,649,277	$2,259,919	$(46,366)	$375,135	1,221,966	$12,500,713
Praxis Growth Index Fund	2,443,112	237,524	1,339,630	134,813	22,868	121,490	1,855,145
Praxis International Index Fund	1,080,287	414,240	258,884	12,290	26,337	130,450	1,395,816
Praxis Small Cap Fund	253,878	266,432	156,917	82,632	116	32,123	457,751
Praxis Value Index Fund	790,603	1,178,210	564,667	100,338	48,517	166,128	1,850,669

Total	$17,224,148			$283,707	$472,973		$18,060,094

	For the year ended December 31, 2013
Affiliate	Fair value at December 31, 2012	Purchase Cost	Sales Proceeds	Realized Gain/ (Loss)	Dividend Income	Shares at December 31, 2013	Fair value at December 31, 2013

Praxis Balanced Allocation Portfolio
Praxis Intermediate Income Fund	$17,334,519	$5,517,445	$989,497	$(11,107)	$584,180	2,054,082	$21,013,254
Praxis Growth Index Fund	11,553,901	857,077	5,304,194	274,986	117,878	625,545	9,552,071
Praxis International Index Fund	7,285,651	1,100,592	1,064,965	(31,373)	155,052	767,110	8,208,079
Praxis Small Cap Fund	4,474,808	922,853	1,068,682	682,323	1,363	378,121	5,388,231
Praxis Value Index Fund	4,002,134	4,786,315	1,355,009	154,377	250,300	856,081	9,536,737

Total	$44,651,013			$1,069,206	$1,108,773		$53,698,372

	For the year ended December 31, 2013
Affiliate	Fair value at December 31, 2012	Purchase Cost	Sales Proceeds	Realized Gain/ (Loss)	Dividend Income	Shares at December 31, 2013	Fair value at December 31, 2013

Praxis Growth Allocation Portfolio
Praxis Intermediate Income Fund	$7,304,548	$2,383,586	$433,654	$(7,899)	$241,025	870,432	$8,904,518
Praxis Growth Index Fund	12,129,374	906,979	5,215,698	201,945	128,172	681,678	10,409,221
Praxis International Index Fund	7,627,832	1,510,268	759,074	(21,108)	176,430	874,799	9,360,347
Praxis Small Cap Fund	5,278,614	1,259,214	973,818	791,727	1,730	480,854	6,852,176
Praxis Value Index Fund	4,022,150	5,236,282	1,162,226	113,148	269,934	925,327	10,308,141

Total	$36,362,518			$1,077,813	$817,291		$45,834,403

Notes to Financial Statements, continued

5. Related Party Transactions:

The Adviser provides investment advisory services to the Funds and Portfolios. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds and Portfolios as follows:

Intermediate Income Fund	0.40%
International Index Fund	0.60%
Value Index Fund	0.30%
Growth Index Fund	0.30%
Small Cap Fund	0.85%
Genesis Conservative Portfolio	0.05%
Genesis Balanced Portfolio	0.05%
Genesis Growth Portfolio	0.05%

The Adviser has retained various Sub-Advisers to manage the investments of certain Funds under the terms of the Sub-Advisory Agreements. The Adviser (not the Funds) pays each Sub-Adviser a fee for these services. Aperio Group LLC serves as the Sub-Adviser to the International Index Fund and Luther King Capital Management Corporation serves as the Sub-Adviser to the Small Cap Fund.

The Adviser has entered into an expense limitation agreement until April 30, 2014. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, acquired fund fees and expenses, and extraordinary expenses) of certain Funds and the Portfolios. Those Funds and Portfolios have agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, and extraordinary expenses) to exceed the contractual expense limit in place at the time of the waiver and/or reimbursement and at the time of repayment, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

The contractual expense limits in place for the year ended December 31, 2013 were:

Intermediate Income Fund (Class A)	0.90%
International Index Fund (Class A)	1.65%
Growth Index Fund (Class A)	1.04%
Small Cap Fund (Class A)	1.65%
Conservative Portfolio (Class A)	0.60%
Balanced Portfolio (Class A)	0.60%
Growth Portfolio (Class A)	0.60%

For the year ended December 31, 2013, the Adviser contractually waived investment advisory fees and/or reimbursed other operating expenses of the Funds and Portfolios as follows:

Intermediate Income Fund (Class A)	$39,015
Small Cap Fund (Class A)	14,524
Conservative Portfolio (Class A)	6,678
Growth Portfolio (Class A)	21,201

For the year ended December 31, 2013, the Advisor recouped investment advisory fees of the Funds and Portfolios as follows:

International Index (Class A)	$3,957
Growth Index Fund (Class A)	45,535
Conservative Portfolio (Class A)	613
Balanced Portfolio (Class A)	14,383

As of December 31, 2013, the Funds and Portfolios had the following amounts (and year of expiration) subject to repayment to the Adviser:

	Year Waived	Year Repayment Expires	Balance

Praxis Intermediate Income Fund	2011	2014	$83,384
	2012	2015	66,632
	2013	2016	39,015

			$189,031

Praxis Growth Index Fund	2011	2014	$30,195
	2012	2015	9,361
	2013	2016	—

			$39,556

Praxis Small Cap Fund	2011	2014	$24,721
	2012	2015	16,604
	2013	2016	14,524

			$55,849

Praxis Genesis Conservative Portfolio	2011	2014	$22,806
	2012	2015	7,324
	2013	2016	6,678

			$36,808

Praxis Genesis Balanced Portfolio	2011	2014	$37,883
	2012	2015	5,886
	2013	2016	—

			$43,769

Praxis Genesis Growth Portfolio	2011	2014	$83,266
	2012	2015	47,030
	2013	2016	21,201

			$151,497

JPMorgan Chase Bank, N.A. (“JPMorgan”) provides administrative and accounting services on behalf of the Trust. For these services, JPMorgan receives an annual fee, paid monthly, from each Fund and Portfolio.

U.S. Bancorp Fund Services LLC provides shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, U.S. Bancorp Fund Services LLC receives an annual fee, paid monthly, from each Fund and Portfolio.

BHIL Distributors, Inc. (“Distributor” and “Underwriter”) serves as the Funds’ and Portfolios’ principal Distributor and Underwriter and, as such, acts as exclusive agent for distribution of the Funds’ and Portfolios’ shares. Under the terms of the Underwriting Agreements between the Trust and the Underwriter, the Underwriter earned amounts from underwriting and broker commissions on the sale of shares as follows:

Intermediate Income Fund	$3,915
International Index Fund	1,103
Value Index Fund	2,182
Growth Index Fund	5,017
Small Cap Fund	701
Conservative Portfolio	7,136
Balanced Portfolio	17,590
Growth Portfolio	16,480

The Trust has adopted a Plan of Distribution “Rule 12b-1 Plan” under which each Fund and Portfolio may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. The Rule 12b-1 Plan permits Class A Shares of the Funds and Portfolios to pay a 12b-1 fee of up to 0.50 percent of the average daily net assets of the applicable Fund and Portfolio, although the Board has currently authorized the Funds and Portfolios to charge no more than 0.25%. The Distributor may use the 12b-1 fee for shareholder servicing or distribution.

Under the terms of the Compliance and Financial Controls Service Agreements between the Trust and Beacon Hill Fund Services (“Beacon Hill”), Beacon Hill provides certain compliance and financial control services to the Trust, including developing and assisting in implementing a compliance program for the Trust, providing administrative support services to the Funds’ and Portfolios’ Compliance Program, providing the Chief Compliance Officer and providing the Chief Financial Officer. For these services, Beacon Hill receives a monthly fee from each Fund and Portfolio.

Notes to Financial Statements, continued

Certain Officers of the Trust are affiliated with the Adviser, Distributor and/or JPMorgan. With the exception of the Chief Compliance Officer and the Chief Financial Officer, such officers are not paid any fees directly by the Funds or Portfolios for serving as Officers of the Trust.

The Chairman of the Board of Trustees receives an annual retainer of $9,000. To the extent there is a lead Independent Trustee in addition to the Chairman, the Lead Independent Trustee receives an annual retainer of $8,000. The Audit Committee Chairman receives an annual retainer of $7,000. Each additional Independent Trustee receives an annual retainer of $6,000. The meeting attendance fee is $2,000 per Trustee for each quarterly in-person meeting and $1,000 for telephonic Board meetings. The Trust paid $96,000 in aggregate Trustee fees during the year ended December 31, 2013.

6. Capital Share Transactions:

Transactions in shares of the Funds and Portfolios are summarized below:

	Praxis Intermediate Income Fund		Praxis International Index Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Capital Transactions:
Class A Shares:
Proceeds from shares issued	$15,797,015	$26,822,768	$3,192,224	$17,181,692
Dividends reinvested	1,769,191	2,521,675	252,938	216,165
Cost of shares redeemed	(27,832,055)	(18,616,005)	(3,909,637)	(2,657,644)
Redemption fees	3,908	7,763	892	1,880

Class A Share Transactions	$(10,261,941)	$10,736,201	$(463,583)	$14,742,093

Class I Shares:
Proceeds from shares issued	$90,106,019	$62,926,076	$37,301,377	$58,338,772
Dividends reinvested	4,527,307	6,427,955	1,639,574	1,355,463
Cost of shares redeemed	(58,608,804)	(37,316,366)	(23,832,830)	(17,244,057)
Redemption fees	837	225	1	4

Class I Share Transactions	$36,025,359	$32,037,890	$15,108,122	$42,450,182

Net increase (decrease) from capital transactions	$25,763,418	$42,774,091	$14,644,539	$57,192,275

Share Transactions:
Class A Shares:
Issued	1,499,786	2,495,507	321,309	1,910,438
Reinvested	168,770	234,310	23,840	23,144
Redeemed	(2,649,670)	(1,731,548)	(395,263)	(300,911)

Change in Class A Shares:	(981,114)	998,269	(50,114)	1,632,671

Class I Shares:
Issued	8,641,573	5,883,036	3,765,179	6,451,750
Reinvested	434,387	599,527	153,806	144,506
Redeemed	(5,600,890)	(3,478,548)	(2,350,124)	(1,912,505)

Change in Class I Shares:	3,475,070	3,004,015	1,568,861	4,683,751

Net increase (decrease) from share transactions	2,493,956	4,002,284	1,518,747	6,316,422

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Capital Transactions:
Class A Shares:
Proceeds from shares issued	$3,586,156	$2,817,148	$4,612,744	$197,711	$2,300,259	$5,900,338
Proceeds received in connection with merger	—	—	—	38,527,148	—	—
Dividends reinvested	326,183	105,681	376,514	166,601	726,033	65,246
Cost of shares redeemed	(5,015,353)	(12,570,704)	(8,847,685)	(1,585,463)	(1,489,585)	(6,260,968)
Redemption fees	2,967	988	960	6	113	2,056

Class A Share Transactions	$(1,100,047)	$(9,646,887)	$(3,857,467)	$37,306,003	$1,536,820	$(293,328)

Class I Shares:
Proceeds from shares issued	$23,700,673	$40,845,473	$13,804,230	$34,765,199	$12,103,273	$12,351,247
Proceeds received in connection with merger	—	—	—	42,884,490	—	—
Dividends reinvested	1,569,340	672,392	845,938	324,918	6,362,205	811,156
Cost of shares redeemed	(24,930,888)	(8,169,797)	(36,689,408)	(19,632,640)	(26,863,112)	(16,163,472)
Redemption fees	—	—	340	399	1,811	—

Class I Share Transactions	$339,125	$33,348,068	$(22,038,900)	$58,342,366	$(8,395,823)	$(3,001,069)

Net increase (decrease) from capital transactions	$(760,922)	$23,701,181	$(25,896,367)	$95,648,369	$(6,859,003)	$(3,294,397)

Share Transactions:
Class A Shares:
Issued	356,985	334,799	354,576	164,617	173,730	534,425
Shares issued on portfolio merger	—	—	—	3,321,957	—	—
Reinvested	29,202	12,303	24,884	14,575	52,611	5,841
Redeemed	(494,936)	(1,530,756)	(674,689)	(139,463)	(117,083)	(563,377)

Change in Class A Shares:	(108,749)	(1,183,654)	(295,229)	3,361,686	109,258	(23,111)

Class I Shares:
Issued	2,450,325	4,867,009	1,030,219	2,895,647	906,943	1,077,528
Shares issued on portfolio merger	—	—	—	3,675,470	—	—
Reinvested	141,382	78,919	55,654	28,254	446,472	71,029
Redeemed	(2,469,735)	(974,231)	(2,807,788)	(1,689,433)	(2,009,483)	(1,394,396)

Change in Class I Shares:	121,972	3,971,697	(1,721,915)	4,909,938	(656,068)	(245,839)

Net increase (decrease) from share transactions	13,223	2,788,043	(2,017,144)	8,271,624	(546,810)	(268,950)

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Capital Transactions:
Class A Shares:
Proceeds from shares issued	$2,851,379	$3,801,607	$6,664,424	$7,211,035	$5,324,232	$5,728,705
Dividends reinvested	568,242	833,350	1,302,708	2,378,440	959,596	1,871,959
Cost of shares redeemed	(3,081,972)	(1,818,614)	(4,485,960)	(4,615,641)	(3,599,480)	(3,150,031)
Redemption fees	160	143	190	334	536	55

Class A Share Transactions	$337,809	$2,816,486	$3,481,362	$4,974,168	$2,684,884	$4,450,688

Net increase (decrease) from capital transactions	$337,809	$2,816,486	$3,481,362	$4,974,168	$2,684,884	$4,450,688

Share Transactions:
Class A Shares:
Issued	258,389	349,495	557,486	640,953	420,904	497,359
Reinvested	51,558	77,101	109,205	213,935	76,449	165,047
Redeemed	(279,018)	(166,876)	(377,024)	(410,003)	(287,578)	(275,557)

Change in Class A Shares:	30,929	259,720	289,667	444,885	209,775	386,849

Net increase (decrease) from share transactions	30,929	259,720	289,667	444,885	209,775	386,849

Notes to Financial Statements, continued

7. Federal Income Tax Information:

The character of dividends paid to shareholders for federal income tax purposes during the latest years ended December 31, 2013 and 2012 was (as applicable) as follows:

	Praxis Intermediate Income Fund		Praxis International Index Fund		Praxis Value Index Fund
	2013	2012	2013	2012	2013	2012

From ordinary income	$10,407,782	$11,220,863	$3,123,112	$2,510,371	$2,805,008	$1,141,144
From long-term capital gains	290,081	2,174,721	—	—	—	—

Total distributions	$10,697,863	$13,395,584	$3,123,112	$2,510,371	$2,805,008	$1,141,144

	Praxis Growth Index Fund		Praxis Small Cap Fund
	2013	2012	2013	2012

From ordinary income	$1,633,778	$668,709	$17,379	$—
From long-term capital gains	—	—	7,172,465	887,041

Total distributions	$1,633,778	$668,709	$7,189,844	$887,041

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	2013	2012	2013	2012	2013	2012

From ordinary income	$406,843	$396,966	$936,467	$761,816	$689,574	$446,907
From long-term capital gains	176,248	344,316	488,620	1,350,077	425,846	1,208,801

Total distributions	$583,091	$741,282	$1,425,087	$2,111,893	$1,115,420	$1,655,708

The following information is computed on a tax basis for each item as of December 31, 2013:

	Praxis Intermediate Income Fund	Praxis International Index Fund	Praxis Value Index Fund

Tax cost of portfolio investments	$342,191,406	$143,911,718	$83,601,977

Gross unrealized appreciation	10,585,154	32,801,196	25,740,841
Gross unrealized depreciation	(5,830,661)	(6,527,350)	(258,221)

Net unrealized appreciation (depreciation) on investments	4,754,493	26,273,846	25,482,620
Net unrealized appreciation (depreciation) on foreign currency translations	—	(16,274)	—
Undistributed ordinary income	14,727	82,338	—
Undistributed long-term capital gains	—	—	—
Capital loss carryforward	(589,488)	(3,177,562)	(5,247,180)
Post-October losses	(133,721)	(1,117,755)	—
Other temporary differences	—	—	—

Accumulated earnings (deficit)	$4,046,011	$22,044,593	$20,235,440

		Praxis Growth Index Fund	Praxis Small Cap Fund

Tax cost of portfolio investments		$106,301,549	$49,674,374

Gross unrealized appreciation		45,857,397	26,460,318
Gross unrealized depreciation		(157,450)	(62,790)

Net unrealized appreciation (depreciation) on investments		45,699,947	26,397,528
Net unrealized appreciation (depreciation) on foreign currency translations		4,486	—
Undistributed ordinary income		—	—
Undistributed long-term capital gains		—	2,372,326
Capital loss carryforward		(14,857,899)	—
Post-October losses		—	—
Other temporary differences		—	—

Accumulated earnings (deficit)		$30,846,534	$28,769,854

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio

Tax cost of portfolio investments	$16,935,355	$45,418,237	$36,344,405

Gross unrealized appreciation	1,319,302	8,646,013	9,660,219
Gross unrealized depreciation	(194,563)	(365,878)	(170,221)

Net unrealized appreciation (depreciation)	1,124,739	8,280,135	9,489,998
Undistributed ordinary income	1,946	18,868	20,327
Undistributed long-term capital gains	230,642	793,061	827,113
Post-October losses	—	—	—
Other temporary differences	—	—	—

Accumulated earnings (deficit)	$1,357,327	$9,092,064	$10,337,438

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales loss and investments in corporations with nontaxable distributions, as well as investments in Passive Foreign Investment Companies.

As of the end of tax year ended December 31, 2013, the following Funds have capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

	Amount	Expires

Value Index Fund	$371,858	2017
	4,875,322	2018

	$5,247,180

Growth Index Fund	$11,041,743	2016
	3,816,156	2017

	$14,857,899

Post-effective CLCFs not subject to expiration:

	Short Term CLCF	Long Term CLCF

Intermediate Income Fund	$589,488	$—

International Index Fund	$2,116,894	$1,060,668

During the year ended December 31, 2013 the Value Index Fund and Growth Index Fund utilized $6,079,351 and $6,040,218 of capital loss carryfowards, respectively.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. Reclassifications result primarily from the difference in the tax treatment of paydown gains and losses, investments in Real Estate Investment Trusts, net investment losses and sales of contributed securities. These reclassifications have no impact on the net assets or the net asset value per share of the Funds and Portfolios and are designed to

Notes to Financial Statements, continued

present each Fund’s or Portfolio’s capital accounts on a tax basis. The following reclassifications have been made to the following Funds and Portfolios for the year ended December 31, 2013:

	Paid in Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)

Intermediate Income Fund	$—	$1,141,445	$(1,141,445)
International Index Fund	—	(5,354)	5,354
Value Index Fund	(29,844)	(5,927)	35,771
Growth Index Fund	(297,658)	1,429	296,229
Small Cap Fund	(272,237)	4,403	267,834
Conservative Portfolio	—	418	(418)
Balanced Portfolio	—	155	(155)
Growth Portfolio	—	623	(623)

The Funds and Portfolios have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2010 through 2013) and have concluded that no provision for income tax is required in their financial statements.

8. Commitments and Contingencies

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s and Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund or Portfolio. However, based on experience, the Trust expects the risk of loss to be remote.

9. Subsequent Events

The Funds and Portfolios evaluated subsequent events from December 31, 2013 through the date these financial statements were issued. There were no significant events that would have a material impact on the Funds’ and Portfolios’ financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

of Praxis Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Praxis Mutual Funds (comprising, the Praxis Intermediate Income Fund, Praxis International Index Fund, Praxis Value Index Fund, Praxis Growth Index Fund, Praxis Small Cap Fund, Praxis Genesis Conservative Portfolio, Praxis Genesis Balanced Portfolio, and Praxis Genesis Growth Portfolio) (collectively, the “Funds”) as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Praxis Mutual Funds at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

February 25, 2014

Additional Fund Information (unaudited)	December 31, 2013

Security Allocation:

The Praxis Mutual Funds invested, as a percentage of net assets, in the following as of the year ended December 31, 2013.

Praxis Intermediate Income Fund

Security Allocation	Percentage of Net Assets
Asset Backed Securities	4.2%
Commercial Mortgage Backed Securities	4.8%
Corporate Bonds	35.2%
Corporate Notes	1.1%
Foreign Bonds	0.8%
Municipal Bonds	3.5%
Federal Farm Credit Bank	0.6%
Federal Home Loan Bank	3.0%
Federal Home Loan Mortgage Corp.	21.4%
Federal National Mortgage Association	18.8%
Government National Mortgage Association	0.2%
Overseas Private Investment Corp	0.5%
Small Business Administration	0.1%
U.S. Department of Housing and Urban Development	0.4%
Mutual Funds	1.1%

Total	95.7%

Praxis International Index Fund

Security Allocation	Percentage of Net Assets
Australia	5.6%
Austria	0.1%
Belgium	0.3%
Bermuda	0.3%
Brazil	2.4%
Canada	7.2%
Chile	0.5%
China	3.2%
Colombia	0.5%
Denmark	0.7%
Finland	0.4%
France	6.7%
Germany	6.7%
Hong Kong	2.8%
Hungary	0.1%
India	1.6%
Indonesia	0.5%
Ireland	1.0%
Israel	0.3%
Italy	1.6%
Japan	15.1%
Jersey	0.1%
Luxembourg	0.2%
Mexico	1.3%
Netherlands	3.0%
Norway	0.8%
Portugal	0.1%
Russia	1.2%
Singapore	2.2%
South Africa	0.7%
South Korea	2.9%
Spain	2.4%
Sweden	2.9%
Switzerland	7.0%
Taiwan	2.3%
Turkey	0.2%
United Kingdom	13.5%
United States	0.6%
Corporate Notes	1.0%

Total	100.0%

Security Allocation	Percentage of Net Assets
Commercial Banks	15.2%
Pharmaceuticals	6.9%
Oil, Gas & Consumable Fuels	5.7%
Insurance	5.3%
Metals & Mining	4.6%
Diversified Telecommunication Services	3.7%
Chemicals	3.5%
Wireless Telecommunication Services	3.2%
Automobiles	2.7%
Real Estate Management & Development	2.7%
Machinery	2.5%
Media	2.5%
Semiconductors & Semiconductor Equipment	2.3%
Food & Staples Retailing	2.1%
Capital Markets	1.9%
Road & Rail	1.6%
Electrical Equipment	1.6%
Food Products	1.6%
Industrial Conglomerates	1.4%
Multi-Utilities	1.4%
Auto Components	1.4%
Energy Equipment & Services	1.3%
Construction & Engineering	1.2%
Software	1.2%
Banks	1.2%
Hotels, Restaurants & Leisure	1.1%
Electronic Equipment, Instruments & Components	1.1%
Textiles, Apparel & Luxury Goods	1.1%
Electric Utilities	1.1%
Community Development	0.9%
Trading Companies & Distributors	0.9%
Internet Software & Services	0.9%
Household Products	0.8%
Personal Products	0.8%
Health Care Equipment & Supplies	0.8%
Household Durables	0.8%
Commercial Services & Supplies	0.8%
Telecommunication Services	0.7%
IT Services	0.6%
Specialty Retail	0.6%
Beverages	0.6%
Health Care Providers & Services	0.6%
Capital Goods	0.6%
Diversified Financial Services	0.5%
Construction Materials	0.5%
Communications Equipment	0.5%
Airlines	0.4%
Retailing	0.4%
Computers & Peripherals	0.4%
Transportation Infrastructure	0.4%
Trucking	0.3%
Water Utilities	0.3%
Multiline Retail	0.3%
Real Estate Investment Trusts (REITs)	0.3%
Professional Services	0.3%
Life Sciences Tools & Services	0.2%
Biotechnology	0.2%
Air Freight & Logistics	0.2%
Diversified Financials	0.2%
Paper & Forest Products	0.2%
Multi-line Insurance	0.2%
Internet & Catalog Retail	0.2%
Office Electronics	0.1%
Containers & Packaging	0.1%
Integrated Telecommunication Services	0.1%
Building Products	0.1%
Independent Power Producers & Energy Traders	0.1%

Total	100.0%

Additional Fund Information (unaudited), continued	December 31, 2013

Praxis Value Index Fund

Security Allocation	Percentage of Net Assets
Common Stock	98.7%
Corporate Note	1.0%

Total	99.7%

Praxis Growth Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	98.8%
Corporate Notes	1.0%

Total	99.8%

Praxis Small Cap Fund

Security Allocation	Percentage of Net Assets
Common Stock	97.5%
Corporate Notes	1.0%

Total	98.5%

Praxis Genesis Conservative Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.1%

Praxis Genesis Balanced Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.2%

Praxis Genesis Growth Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.1%

Additional Fund Information (unaudited), continued	December 31, 2013

Expense Comparison:

As a shareholder of the Praxis Mutual Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period* 7/1/2013-12/31/2013	Expense Ratio During Period** 7/1/2013-12/31/2013

Praxis Intermediate Income Fund
Class A	$1,000.00	$1,004.40	$4.55	0.90%
Class I	1,000.00	1,006.40	2.53	0.50%
Praxis International Index Fund
Class A	1,000.00	1,144.70	7.24	1.34%
Class I	1,000.00	1,149.30	4.06	0.75%
Praxis Value Index Fund
Class A	1,000.00	1,132.70	5.38	1.00%
Class I	1,000.00	1,136.10	2.48	0.46%
Praxis Growth Index Fund
Class A	1,000.00	1,182.80	5.45	0.99%
Class I	1,000.00	1,186.60	2.31	0.42%
Praxis Small Cap Fund
Class A	1,000.00	1,208.70	9.19	1.65%
Class I	1,000.00	1,212.90	5.75	1.03%
Praxis Genesis Conservative Portfolio
Class A	1,000.00	1,049.40	3.15	0.61%
Praxis Genesis Balanced Portfolio
Class A	1,000.00	1,098.90	3.28	0.62%
Praxis Genesis Growth Portfolio
Class A	1,000.00	1,131.40	3.22	0.60%

* Expenses are equal to average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized

Additional Fund Information (unaudited), continued	December 31, 2013

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Praxis Mutual Fund’s expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period* 7/1/2013-12/31/2013	Expense Ratio During Period** 7/1/2013-12/31/2013

Praxis Intermediate Income Fund
Class A	$1,000.00	$1,020.67	$4.58	0.90%
Class I	1,000.00	1,022.68	2.55	0.50%
Praxis International Index Fund
Class A	1,000.00	1,018.45	6.82	1.34%
Class I	1,000.00	1,021.42	3.82	0.75%
Praxis Value Index Fund
Class A	1,000.00	1,020.16	5.09	1.00%
Class I	1,000.00	1,022.89	2.35	0.46%
Praxis Growth Index Fund
Class A	1,000.00	1,020.21	5.04	0.99%
Class I	1,000.00	1,023.09	2.14	0.42%
Praxis Small Cap Fund
Class A	1,000.00	1,016.89	8.39	1.65%
Class I	1,000.00	1,020.01	5.24	1.03%
Praxis Genesis Conservative Portfolio
Class A	1,000.00	1,022.13	3.11	0.61%
Praxis Genesis Balanced Portfolio
Class A	1,000.00	1,022.08	3.16	0.62%
Praxis Genesis Growth Portfolio
Class A	1,000.00	1,022.18	3.06	0.60%

* Expenses are equal to average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized

Additional Fund Information (unaudited), continued	December 31, 2013

Proxy Voting:

The Adviser and Sub-Advisers are responsible for exercising the voting rights associated with the securities purchased and held by the Funds and Portfolios. A description of the policies and procedures that the Adviser and Sub-Advisers use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission’s (“Commission’s”) Web site at http://www.sec.gov.

Quarterly Portfolio Disclosure:

The Trust files a complete listing of the Schedules of portfolio investments for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s Web site, (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 977-2947. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Statement of Additional Information contains more information about the Funds and Portfolios and can be obtained free of charge by calling (800) 977-2947.

Dividends Received Deduction:

For corporate shareholder, the following ordinary dividends paid during the year ended December 31, 2013 qualify for the corporate dividends received deduction:

Value Index Fund	81.0%
Growth Index Fund	100.0%
Small Cap Fund	100.0%
Conservative Portfolio	15.3%
Balanced Portfolio	34.4%
Growth Portfolio	50.5%

Qualified Dividend Income:

The funds designated the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on form 1099-div for the calendar year 2013.

Foreign Tax Credit:

The International Index Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2013, the foreign tax credit for the Fund was $462,843 or $0.0291 per outstanding share.

Additional fund information (unaudited), continued	December 31, 2013

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

Section 15(c) of the 1940 Act requires that each mutual fund’s board of trustees, including a majority of trustees who are not “interested persons” of the fund (“Independent Trustees”), annually review and approve any continuation of the fund’s investment advisory and sub-advisory agreements. At its November 18, 2013 meeting, the Funds’ Board of Trustees, which is comprised of a majority of Independent Trustees, unanimously approved a one-year renewal of each Fund’s Advisory Agreement. Also at its November 18, 2013 meeting, the Board approved a one-year renewal of the Sub-Advisory Agreements for the International Index Fund and the Small Cap Fund. In this section, Advisory and Sub-Advisory Agreements are referred to as the “Agreements.”

In reaching its decision to approve the renewals, the Board considered information furnished to the Board throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings in October and November 2013. In determining to approve the renewals, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The Board’s conclusions with respect to the renewals were based in part on the Board’s consideration of the investment advisory and sub-advisory agreements in prior years. The Board also observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that the Funds’ shareholders have chosen to invest in the Funds. The Board’s decision to approve the Agreements was not based on any single factor. Each member of the Board may have weighed certain factors differently.

INVESTMENT ADVISORY AGREEMENT WITH EVERENCE CAPITAL MANAGEMENT, INC.

In approving the continuation of the Investment Advisory Agreement between each of the Funds and Everence Capital Management, Inc. (the “Adviser”), the Board gave weight to the following factors, among others.

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of services the Adviser provides to the Funds. Among other things, the Board considered the Adviser’s experience in serving as investment manager of the Funds, including the experience of senior personnel at the Adviser providing services to the Funds. The Board also considered the Adviser’s performance in fulfilling its responsibilities for overseeing the Funds’ legal and compliance environment, in overseeing the Sub-Advisers’ compliance with the Funds’ investment objectives and policies, and its responsiveness in implementing Board directives as they relate to the Funds. In addition, the Board considered the Adviser’s track record and experience providing portfolio management services to the Funds that do not have Sub-Advisers. The Board also considered that the Adviser is responsible for the stewardship investing screening process for the Funds, develops and carries out shareholder advocacy on behalf of the Funds, and manages the Everence Community Investment program in which the Funds participate. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the Funds by the Adviser.

Investment Performance of the Funds and Everence

In evaluating each Fund’s investment performance, the Board considered performance in light of the Fund’s investment objectives, strategies, and risks, as disclosed in the Fund’s prospectus. The Board reviewed historical performance information for the Funds, and considered each Fund’s historical performance relative to its benchmark and peer group. The Board also considered the impact of SRI Criteria on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, among other conclusions, the Board reached the following conclusions with regard to performance, for the periods ended September 30, 2013, for the Funds that do not have Sub-Advisers: Intermediate Income Fund: the Fund’s gross performance beat the Fund’s benchmark for the one-, three- and five-year periods, and measured against its peer group, Class A ranked between the 53rd and 73rd percentiles and Class I ranked between the 38th and 58th percentiles over those periods; Value Index Fund: the Fund’s gross performance exceeded the benchmark for the one-year period although it trailed the benchmark for the three- and five-year periods, and measured against its peer group, Class A ranked between the 36th and 81st percentiles and Class I ranked between the 30th and 69th percentiles over those periods; Growth Index Fund: the Fund’s gross performance exceeded the Fund’s benchmark for the three-year period although it trailed the benchmark for the one- and five-year periods and, measured against its peer group, Class A ranked between the 43rd and 86th percentiles and Class I ranked between the 33rd and 83rd percentiles over those periods; Conservative Portfolio: the Fund’s gross performance exceeded its benchmark for the one- and three-year periods and, measured against its peer group, ranked between the 67th and 69th percentiles over those periods; Balanced Portfolio: the Fund’s gross performance trailed its benchmark for the one- and three-year periods and, measured against its peer groups, ranked between the 68th and 75th percentiles over those periods; Growth Portfolio: the Fund’s gross performance trailed its benchmark for the one- and three-year periods and, measured against its peer groups, ranked in 60th percentile over those periods.

Costs of Services and Profitability of Everence and Affiliates

The Board then reviewed information regarding the costs of providing the advisory services to the Funds and the profits to be realized by the Adviser and its affiliates from their relationship with the Funds. Representatives of the Adviser addressed the Board’s questions regarding guidelines for manager selection, fund-related expenses, expense allocations and compensation levels and expense

Additional fund information (unaudited), continued	December 31, 2013

waivers and reimbursements. In its review of the Funds’ total and net expenses, the Board considered the Adviser’s fees, as well as other Fund expenses, such as transfer agent, custodial, legal, compliance and audit fees. The Board also noted the effects of any current expense waivers and reimbursements on fees and expense levels, as well as proposed changes to the current expense limitations and the duration of those waivers and reimbursements. As part of its review, the Board considered the expense ratios and profitability information by Fund compared with peer group fund expense ratios. In addition, the Board reviewed the fee structures and other information provided by the Adviser regarding its services to other clients. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to each Fund of the services provided to the Fund by the Adviser were fair.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the investment advisory fee rates reflect those economies of scale for the benefit of Fund shareholders. The Adviser represented to the Board that it would consider breakpoints as the Funds grow in size, but that the Funds’ asset values had not yet reached levels at which additional economies of scale could be realized in the form of breakpoints. The Board then considered the information provided regarding the expense levels of peer group funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board acknowledged the Adviser’s statement that current asset levels did not warrant breakpoints at this time.

Other Benefits

The Board discussed the extent to which the Adviser and its affiliates might derive other benefits, including soft dollar credits or other similar benefits from the Adviser’s relationship with the Funds. The Board noted that the Adviser does not generate soft dollar credits on Fund brokerage transactions. The Board also considered other potential benefits to the Adviser and its affiliates from their relationship with the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that such benefits were not material or were reasonable in relation to the services provided.

SUB-INVESTMENT ADVISORY AGREEMENT WITH APERIO GROUP, LLC

In approving the continuation of the Sub-Investment Advisory Agreement between Everence Capital Management, Inc. and Aperio Group, LLC (“Aperio”), with respect to portfolio management of Praxis International Index Fund, the Board gave weight to the following factors, among others.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of services Aperio provides to the International Index Fund. Among other things, the Board considered Aperio’s experience in providing the investment strategy used by the Fund and in serving as Sub-Adviser to the Fund, including the experience of senior personnel at Aperio providing portfolio management and other services to the Funds. The Board considered Aperio’s compliance capabilities, its compliance record with respect to the International Index Fund, and the quality of communication among the Adviser, Aperio and the Board. The Board also considered Aperio’s compliance with the Fund’s investment objective and policies, and its responsiveness in implementing Board directives as they relate to the Fund. In addition, the Board considered Aperio’s track record and experience providing portfolio management services to the Fund. The Board also considered Aperio’s responsiveness in addressing Board questions and requests. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the International Index Fund by Aperio.

Investment Performance of the International Index Fund and Aperio

The Board reviewed historical performance data for the International Index Fund, and considered the Fund’s historical performance relative to its benchmark and peer groups, noting that the Fund had less than three full years of performance history. The Board also considered the impact of SRI criteria on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, for the periods ended September 30, 2013, the Fund’s gross performance exceeded the benchmark for the one-year period and, measured against its peer group, Class A ranked at the 84th percentile and Class I ranked at the 79th percentile for that period.

Costs of Services and Profitability of Aperio and Affiliates

The Board considered the costs of the services provided by Aperio to the International Index Fund and the profits to be realized by Aperio and its affiliates from their relationship with the International Index Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the International Index Fund of the services provided by Aperio were fair.

Economies of Scale

The Board noted that Aperio’s sub-advisory fee schedule currently incorporates breakpoints.

Additional fund information (unaudited), continued	December 31, 2013

Other Benefits

The Board considered the extent to which Aperio or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Aperio’s relationship with the International Index Fund. Within the context of its overall determinations regarding the Agreements, the Board concluded that Aperio did not derive material benefits from its relationship with the International Index Fund other than its sub-advisory fees.

SUB-INVESTMENT ADVISORY AGREEMENT WITH LUTHER KING CAPITAL MANAGEMENT

In approving the continuation of the Sub-Investment Advisory Agreement between Everence Capital Management Corporation and Luther King Capital Management Corporation (“Luther King Capital Management”), with respect to portfolio management of the Praxis Small Cap Fund, the Board gave weight to the following factors, among others.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of services Luther King Capital Management provides to the Small Cap Fund. Among other things, the Board considered Luther King Capital Management’s experience in serving as Sub-Adviser to the Fund, including the experience of senior personnel at Luther King Capital Management providing portfolio management and other services to the Funds. The Board considered Luther King Capital Management’s compliance capabilities, its compliance record with respect to the Small Cap Fund, and the quality of communication among the Adviser, Luther King Capital Management and the Board. The Board also considered Luther King Capital Management’s compliance with the Fund’s investment objective and policies, and its responsiveness in implementing Board directives as they relate to the Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the Small Cap Fund by Luther King Capital Management.

Investment Performance of the Small Cap Fund and Luther King Capital Management

The Board reviewed historical performance data for the Small Cap Fund, and considered the Fund’s historical performance relative to its benchmark and peer groups. The Board also considered the impact of SRI criteria on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, for the periods ended September 30, 2013, the Fund’s gross performance exceeded the benchmark for the three- and five-year periods although it trailed the benchmark for the one-year period, and measured against its peer group, Class A ranked between the 50th and 94th percentiles and Class I ranked between 39th and 93rd percentiles over those periods.

Costs of Services and Profitability of Luther King Capital Management and Affiliates

The Board considered the costs of the services provided by Luther King Capital Management to the Small Cap Fund and the profits to be realized by Luther King Capital Management and its affiliates from their relationship with the Small Cap Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the Small Cap Fund of the services provided by Luther King Capital Management were fair.

Economies of Scale

The Board noted that Luther King Capital Management’s sub-advisory fee schedule does not incorporate breakpoints. The Board also acknowledged Luther King Capital Management’s statement that the current fee schedule reflects existing economies of scale.

Other Benefits

The Board considered the extent to which Luther King Capital Management or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Luther King Capital Management’s relationship with the Small Cap Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that Luther King Capital Management did not derive material benefits, other than its sub-advisory fees and potentially, certain soft dollar arrangements, from its relationship with the Small Cap Fund.

Management of the Trust (unaudited)

Listed below is basic information regarding the Trustee and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling (800) 977-2947.

Management of the Trust

Name, Age and Address	Position with the Company, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee

Interested Trustees[1]

Larry Miller 1110 North Main Street Goshen, IN 46528 Age: 64	Trustee, Indefinite, since 2/19/07	President and CEO of Everence Financial (January 2007 - Present); President and CEO of Everence Federal Credit Union (September 1990 - December 2006)	8	Chair of Board of Directors of Everence Trust Company

[1] These Trustees are “interested” persons under the Investment Company Act of 1940 because of their affiliation with the Adviser.

Independent Trustees

Karen Klassen Harder, Ph.D. 1110 North Main Street Goshen, IN 46528 Age: 57	Trustee, Indefinite, since 12/2/93	Professor, Bluffton University (September 2001 - present)	8	N/A

R. Clair Sauder 1110 North Main Street Goshen, IN 46528 Age: 70	Trustee, Indefinite, since 6/30/02	Retired; Partner, Encore Enterprises, LLC, retail home furnishings (May 2001 - October 2008); Partner, C&D Enterprises Unlimited, commercial real estate (1982 - present)	8	N/A

Dwight L. Short 1110 North Main Street Goshen, IN 46528 Age: 68	Trustee, Indefinite, since 12/31/13	Retired Financial Advisor from Merrill Lynch/BAC; Consultant to organizations on Biblically Responsible Investing, DLS Consulting, Inc.	8	N/A

Candace L. Smith 1110 North Main Street Goshen, IN 46528 Age: 55	Trustee, Indefinite, since 11/16/07	COO MicroVest Capital Management LLC (2011 - present); CFO MicroVest Capital Management LLC (2005 - 2011); Investment Committee Member, CleanTech Fund LP (2004 - 2008)	8	N/A

Don E. Weaver 1110 North Main Street Goshen, IN 46528 Age: 51	Trustee, Indefinite, since 5/21/07	Chief Risk Officer, Koch Fertilizer, LLC (2012 - present); CFO, Hesston College (2006 - 2012); CIO, Koch Industries and Flint Hills Resources (1987 - 2006)	8	N/A

Management of the Trust (unaudited), continued

Name, Age and Address	Position with the Company, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years

Officers

David C. Gautsche 1110 North Main Street Goshen, IN 46528 Age: 50	President, Indefinite, since 11/17/08	Senior Vice President, Everence Financial (2008 - Present); Regional Vice President, Everence Financial (1999 - 2008)

Marlo J. Kauffman 1110 North Main Street Goshen, IN 46528 Age: 57	Vice President, Secretary, Indefinite, since 12/2/93	Vice President of Financial Services Operations, Everence Financial (1981 - present); President, Everence Securities, Inc. (2004 - present); OSJ Principal, ProEquities, Inc., a broker-dealer (1994 - Present); Assistant Secretary, Everence Financial (1990 - Present)

Trent M. Statczar 4041 N. High Street Suite 402 Columbus, OH 43214 Age: 42	Treasurer, Indefinite, since 1/1/09	Director, Beacon Hill Fund Services, Inc. 2008 to present: Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

George L. Stevens 4041 N. High Street Suite 402 Columbus, OH 43214 Age: 62	Chief Compliance Officer, Indefinite, since 1/1/09	Director, Beacon Hill Fund Services, Inc. 2008 to present: Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

For more information about the Praxis Mutual Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports:

The Praxis Mutual Funds’ annual and semi-annual reports to shareholders contain additional information on each Fund’s or Portfolio’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ or Portfolio’s performance during their last fiscal year.

Statement Of Additional Information (SAI):

The SAI provides more detailed information about the Praxis Mutual Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of reports and the SAI, or request other information and discuss your questions about the funds or Portfolios, by contacting the broker that sells the Praxis Mutual Funds, or by contacting the Praxis Mutual Funds at:

Praxis Mutual Funds

c/o U.S. Bancorp Fund Services LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Telephone: 1-800-977-2947

Internet: http://www.praxismutualfunds.com(1)

You can review and get copies of the Praxis Mutual Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

•	For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-1520 or calling (202) 551-8090, or by electronic request, by e-mailing the SEC at the following address: publicinfo@sec.gov.

•	Free from the Commission’s Web site at http://www.sec.gov.

(1)	The Funds’ site is not a part of this prospectus.

Investment Company Act file no. 811-08056

Praxis Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

2131384

Item 2. Code Of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. R. Clair Sauder is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. Audit fees totaled $123,800 for the December 31, 2013 fiscal year and $120,150 for the December 31, 2012 fiscal year, including fees associated with the annual audit and filing of the registrant’s Form N-SAR.

(b)	Audit-Related Fees. There were audit-related fees of $0 for the December 31, 2013 fiscal year and $10,000 for the December 31, 2012 fiscal year related to consent fees for two N-14 filings.

(c)	Tax Fees. Tax fees totaled $49,400 for the December 31, 2013 fiscal year and $55,950 for the December 31, 2012 fiscal year and consisted of fees for tax compliance services during both years.

(d)	All Other Fees. There were no other fees for the December 31, 2013 or December 31, 2012 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies.

(A)	Audit Services

Before an auditor is engaged by the funds to render audit services, the committee shall review and approve the engagement. (see also “delegation” below.)

(B)	Permissible Non-Audit Services

The committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the funds employ their auditor to render “permissible non-audit services” to the funds. (a “permissible non-audit service” is defined as a non-audit service that is not prohibited by rule 2-01(c)(4) of regulation s-x or other applicable law or regulation.) The committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds (an “adviser-affiliated service provider”), employ the funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the funds. As a part of its review, the committee shall consider whether the provision of such services is consistent with the auditor’s independence. (see also “delegation” below.) pre-approval by the committee of non-audit services is not required so Long as:

(1) (a) with respect to the funds, the aggregate amount of all such permissible non-audit services provided to the funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the funds during the fiscal year in which the services are provided; (b) with respect to the adviser and any adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the committee) paid to the auditor by the funds, the adviser and any adviser-affiliated service provider during the fiscal year in which the services are provided;

(2) such services were not recognized by the funds at the time of the engagement to be non-audit services; and

(3) such services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or its delegate(s) (as defined below).

(C)	Delegation

The committee may delegate to one or more of its members (“delegates”) authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the funds, or the provision of non- audit services to the adviser or any adviser-affiliated service provider. Any pre-approval determination made by a delegate shall be presented to the full committee at its next meeting. The committee shall communicate any pre-approval made by it or a delegate to the fund administrator/fund accounting agent, who will ensure that the appropriate disclosure is made in the funds’ periodic reports and other documents as required under the federal securities laws.

(e)	(2) 0.0% for fiscal years ended December 31, 2013 and December 31, 2012.

(f)	Not applicable

(g)	The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $49,400 for the December 31, 2013 fiscal year and $55,950 for December 31, 2012 fiscal year.

(h)	The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase Of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

Not applicable.

Item 10. Submission Of Matters To A Vote Of Security Holders.

Not applicable.

Item 11. Controls And Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have not been any changes in registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Praxis Mutual Funds

By:
/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ David Gautsche
David Gautsche
President and Chief Executive Officer
March 4, 2014

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 4, 2014